SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Aon plc

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Notice of Annual General

Meeting of Shareholders

Friday, June 21, 2019	8 Northumberland
at 8:00 a.m., British Summer Time	8 Northumberland Avenue
Registration begins at 7:00 a.m.	London WC2N 5BY
United Kingdom

We are pleased to invite you to join our Board of Directors, senior leadership and other associates at the Aon plc Annual General Meeting of Shareholders.

Items of Business:

1.	Re-elect 11 directors.

2.	Advisory resolution on the compensation of our named executive officers (“NEOs”).

3.	Advisory resolution on the directors’ remuneration report contained in Appendix A to this proxy statement.

4.	Receipt of our U.K. audited annual report and accounts and related directors’ and auditor’s reports for the year ended December 31, 2018 (the “Annual Report”).

5.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm (“Ernst & Young US”).

6.	Re-appoint Ernst & Young LLP as our U.K. statutory auditor (“Ernst & Young UK”).

7.	Authorize the directors to determine the remuneration of Ernst & Young UK, in its capacity as our U.K. statutory auditor.

8.	Approve the amendment and restatement of the Aon plc 2011 Incentive Compensation Plan (the “Shareholder-Approved Plan”) to increase in the number of shares available for issuance thereunder.

9.	Approve a reduction of capital (the “Capital Reduction”).

10.	Approve the adoption of new Articles of Association (the “New Articles”).

11.	Approve the form of share repurchase contracts and repurchase counterparties.

12.

Authorize our directors, in accordance with section 551 of the U.K. Companies Act 2006 (the “Act”), to exercise all powers of Aon plc (the “Company” or “Aon”) to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company.

13.

Authorize our directors, in accordance with section 570 of the Act, to allot equity securities (as defined in section 560 of the Act) for cash without the rights of pre-emption provided by section 561 of the Act.

14.	Authorize the Company and its subsidiaries, in accordance with sections 366 and 367 of the Act, to make political donations and expenditures.

Who Can Vote:

Holders of Class A Ordinary Shares at the close of business on April 23, 2019 can vote at the Aon plc Annual General Meeting of Shareholders scheduled for June 21, 2019 (the “Annual Meeting”). Your vote is important. Please vote your shares by mail, over the Internet, or by telephone as soon as possible, or in person at the Annual Meeting.

How to Vote:

Holders of Class A Ordinary Shares may vote by mail, over the Internet, by telephone, or in person at the Annual Meeting. See “Questions and Answers About the 2019 Annual General Meeting and Voting—How do I vote?” on page 90 of the proxy statement.

Attending the Annual Meeting:

Shareholders who wish to attend the Annual Meeting in person should review page 93.

Date of Mailing:

This notice and proxy statement is being mailed or made available to shareholders on or about April 26, 2019.

We urge you to read the attached proxy statement for additional information concerning the matters to be considered at the Annual Meeting.

By Order of the Board of Directors,

Peter Lieb

Company Secretary

April 26, 2019

Proxy Summary

The Board of Directors of Aon plc is soliciting proxies for use at the Company’s Annual General Meeting of Shareholders to be held on June 21, 2019.

The following summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the Company’s 2018 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Voting Matters

Shareholders are being asked to vote on the following matters at the Annual Meeting:

Our Board’s Recommendation

Proposal 1. Resolutions Regarding the Re-election of Directors (page 7)

The Board of Directors (the “Board”) and the Governance/Nominating Committee of the Board believe that the eleven nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

FOR each nominee

Proposal 2. Advisory Resolution on Executive Compensation (page 23)

The Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its NEOs as described in this proxy statement. The Board values shareholders’ opinions, and the Organization and Compensation Committee of the Board will take into account the outcome of the advisory vote when considering future executive compensation.

FOR

Proposal 3. Advisory Resolution on Directors’ Remuneration Report (page 63)

The Company seeks a non-binding advisory vote from its shareholders to approve the directors’ remuneration report as set forth in Appendix A to this proxy statement. The Board values shareholders’ opinions, and the Organization and Compensation Committee of the Board will take into account the outcome of the advisory vote when considering future management director and non-management director compensation.

FOR
Proposal 4. Resolution to Receive the Company’s Annual Report (page 64) The Board is required to present the Company’s Annual Report at the Annual Meeting.	FOR

Proposal 5. Resolution to Ratify the Appointment of Independent Registered Public Accounting Firm (page 65)

The Board and the Audit Committee of the Board believe that the continued retention of Ernst & Young US to serve as our independent registered accounting firm for the fiscal year ending December 31, 2019 is in the best interests of the Company and its shareholders. As a matter of good corporate governance, shareholders are being asked to ratify the Audit Committee’s selection of Ernst & Young US as the Company’s independent registered accounting firm.

FOR

Proposal 6. Resolution to Re-Appoint Ernst & Young UK as the Company’s U.K. Statutory Auditor Under the Act (page 66)

The Board and the Audit Committee of the Board believe that the continued retention of Ernst & Young UK to serve as our U.K. statutory auditor for the fiscal year ending December 31, 2019 and until the conclusion of the next annual general meeting of the Company at which accounts are laid, is in the best interests of the Company and its shareholders. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

FOR

Proposal 7. Resolution to Authorize the Directors to Determine the Company’s U.K. Statutory Auditor’s Remuneration (page 67)

The remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize the Board to determine Ernst & Young UK’s remuneration as our U.K. statutory auditor. It is proposed that the Board would delegate the authority to determine the remuneration of the U.K. statutory auditor to the Audit Committee of the Board in accordance with the Board’s procedures and applicable law.

FOR

Proposal 8. Resolution to Approve the Amended and Restated Shareholder-Approved Plan (page 68)

The Company seeks approval to amend and restate its Shareholder-Approved Plan in order to increase the number of shares available for issuance under the Shareholder-Approved Plan by 5 million shares and extend the term of the plan. The proposed amended and restated Shareholder-Approved Plan is set forth in Appendix B to this proxy statement.

FOR

2019 Aon Proxy Statement        1

Our Board’s Recommendation

Proposal 9. Resolution to Approve the Capital Reduction (page 75)

This special resolution is required to approve the Capital Reduction through a customary court-approved process in the U.K. to provide flexibility under English law to enable us to pay dividends, to make future distributions, and to repurchase our shares, if so determined by the Board.

FOR

Proposal 10. Resolution to Approve the Adoption of the New Articles (page 77)

This special resolution is required to adopt the New Articles, subject to and conditional upon the passing of Proposal 9, with effect from the conclusion of the Annual Meeting, to reflect the ability of the Directors to allot a new class of Class D ordinary shares (the “Capital Reduction Shares”). It is proposed that the Company will allot and issue the Capital Reduction Shares in connection with the Capital Reduction process described in more detail in Proposal 9. The New Articles are set forth in Appendix C to this proxy statement.

FOR

Proposal 11. Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties (page 78)

Under the Act, we may only repurchase our Class A Ordinary Shares in accordance with specific procedures for “off market purchases” of such shares. This is because, and solely for the purposes of the Act, any repurchase of our Class A Ordinary Shares through the New York Stock Exchange (the “NYSE”) constitutes an “off market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. The Company seeks the approval for two forms of share repurchase contract as set forth in Appendix D and Appendix E to this proxy statement.

FOR

Proposal 12. Resolution to Authorize the Board to Allot Equity Securities (page 80)

This ordinary resolution is required periodically under the Act and is customary for public limited companies incorporated under the laws of England and Wales. We propose that our shareholders authorize our directors to generally and unconditionally, subject to the provisions of our Articles of Association (the “Articles”) and the Act, exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company (1) up to an aggregate nominal amount of $793,000; and (2) up to a further aggregate nominal amount of $793,000 of equity securities by way of a rights issue, provided that our directors shall be authorized to make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares in the Company to be granted, after expiry of this authority and the directors may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired.

FOR

Proposal 13. Resolution to Authorize the Board to Allot Equity Securities Without Pre-emptive Rights (page 82)

This special resolution is required periodically under the Act and is customary for public limited companies incorporated under the laws of England and Wales. The Company proposes that, subject to the passing of the resolution included in Proposal 12, our directors be generally empowered to allot equity securities pursuant to the authority conferred by Proposal 12 for cash, free of the restrictions in section 561 of the Act. This resolution would give the directors the ability to raise additional capital by selling Class A Ordinary Shares for cash or conduct a rights issue without first offering them to existing shareholders in proportion to their existing shareholdings.

FOR

2        2019 Aon Proxy Statement

Our Board’s Recommendation

Proposal 14. Resolution to Authorize the Company and Its Subsidiaries to Make Political Donations and Expenditures (page 84)

This resolution is customary for public limited companies incorporated under the laws of England and Wales. The Company proposes that the Company and all its subsidiaries be generally and unconditionally authorized for the purposes of sections 366 and 367 of the Act, in accordance with section 366 of the Act, to (1) make political donations to political parties or independent election candidates not exceeding $150,000 in aggregate; (2) make political donations to political organizations other than political parties not exceeding $150,000 in aggregate; and (3) incur political expenditures not exceeding $150,000 in aggregate; during the period beginning on the date of the passing of this resolution and expiring at the next annual general meeting of the Company. The Company maintains a policy prohibiting donations to political organizations or from incurring other political expenditures, and our directors have no intention of changing that policy.

FOR

2019 Aon Proxy Statement        3

Certain Proposals Mandated

by English Law

Certain proposals on which you are being asked to vote are customary or required for public limited companies incorporated in England and Wales to present to shareholders at each annual general meeting. These proposals may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. Specifically, proposals 3, 4, 6, 7, 11, 12, 13, 14 are customary proposals, and may be mandated by English law. Similar proposals were presented to shareholders and approved at prior annual general meetings.

Corporate Governance Highlights

Aon’s commitment to good corporate governance is integral to our business. Highlights of our strong corporate governance practices include:

Annual election of directors	Separation of Board Chairman and CEO functions	Strong Board oversight of risk management programs
10 of 11 directors are independent	Directors elected by a majority of votes cast in an uncontested election	Incentive-based compensation programs linked to performance
Regular executive sessions of the Board and its committees	Shareholder ability to call a special meeting	Robust share ownership guidelines for directors and senior executives

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Director Nominees

		Director	Committee Membership(1)						Other
Name	Age	Since	A	OC	GN	E	F	C	Boards(2)
Lester B. Knight*	60	1999			C	C			0
Gregory C. Case	56	2005				X			1
Jin-Yong Cai*	59	2016		X			X		0
Jeffrey C. Campbell*	58	2018	X	X					1
Fulvio Conti*	71	2008	X		X	X	C		2
Cheryl A. Francis*	65	2010		X			X		2
J. Michael Losh*	72	2003	C		X	X	X		4
Richard B. Myers*	77	2006	X	X				X	2
Richard C. Notebaert*	71	1998		C	X	X	X		1
Gloria Santona*	68	2004	X		X			C	0
Carolyn Y. Woo*	65	1998	X	X				X	1

*Independent Director  C = Chair X = Member

1. A = Audit Committee; OC = Organization and Compensation Committee; GN = Governance/Nominating Committee; E = Executive Committee; F = Finance Committee; C = Compliance Sub-Committee

2. Number of other public company boards on which the director sits.

2018 Company Performance Highlights

In 2018, we delivered positive performance across each of our key metrics, highlighted by growth across every major business and record operating margin growth. We continued to execute on our goals of strategically investing in client-serving capability and long-term growth opportunities across our portfolio, managing expenses, and effectively allocating capital to the highest return. Further, we returned approximately $1.8 billion of capital to shareholders through share repurchases and dividends, highlighting our strong cash flow generation and effective allocation of capital.

We believe we are strongly positioned for continued long-term value creation through further improvements in operating performance and strong free cash flow generation coupled with significant financial flexibility.

In assessing our performance, we focus on four metrics that are not recognized under the U.S. generally accepted accounting principles (“GAAP”) that we communicate to shareholders: organic growth, expansion of adjusted operating margins, increase in adjusted diluted earnings per share, and increased free cash flow. These non-GAAP metrics should be viewed in addition to, not instead of, our consolidated financial statements and notes thereto. A reconciliation of these non-GAAP metrics is set forth in Appendix F to this proxy statement.

The following is our measure of 2018 performance against GAAP metrics, as well as the four non-GAAP metrics outlined above:

•	8% Total Revenue Growth; 5% Organic Revenue Growth

•	14.3% Operating Margin; 25.0% Adjusted Operating Margin

•	$4.29 Earnings Per Share; $8.16 Adjusted Diluted Earnings Per Share

•	$1,686 million Cash flow from Operations; $1,446 million Free Cash Flow

2019 Aon Proxy Statement        5

2018 Executive

Compensation Highlights

Leadership Performance Program. In early 2019, we settled performance share units granted to our NEOs in 2016 under our eleventh Leadership Performance Program (“LPP”) cycle. The settlement of those units in Class A Ordinary Shares was contingent upon achieving adjusted earnings per share of at least $18.28 (threshold performance) over the performance period from January 1, 2016 to December 31, 2018, and reflects achievement of adjusted earnings per share of $20.31 (after permitted adjustments) which exceeded the target earnings per share of $19.01. Also in 2018, we granted performance share units under the thirteenth cycle of our LPP to each of our NEOs, which are expected to be settled in 2021 contingent upon the Company’s adjusted earnings per share performance over the January 1, 2018 to December 31, 2020 performance period.

Annual Incentive Compensation. Annual incentive bonuses for 2018 were paid to our NEOs in early 2019 following the Company’s achievement of adjusted operating income of $2,464 million, after permitted adjustments. Actual incentive bonuses paid to our NEOs reflected our application of the incentive pool funding guidelines adopted by the Organization and Compensation Committee of the Board (the “Compensation Committee”) (which are based on a comparison of current year adjusted operating income results against the prior year), as well as the Compensation Committee’s evaluation of each NEO’s contributions to our business and financial results, delivery of key strategic initiatives, and personal leadership qualities. Once determined, annual incentives to our NEOs were paid 65% in the form of cash and 35% in the form of time-vested restricted stock units in order to provide value to our executives that is tied to the long-term performance of the Company. The annual incentive awards are described in more detail in the section captioned “Compensation Discussion and Analysis” below.

Compensation-Related Corporate Governance Best Practices

Our compensation philosophy and related governance features are complemented by several policies and practices designed to align our executive compensation program with the long-term interests of our shareholders, including the following:

Robust share ownership guidelines for executive officers and directors	Clawback policy in the event of financial restatements, fraud, or a material violation of Company policies	Annual say-on-pay vote for shareholders
Robust annual risk assessment of executive compensation programs, policies, and practices	Independent compensation consultant advises the Compensation Committee	Prohibition on hedging and pledging transactions by executive officers and directors
Pay for performance philosophy weighted towards variable at-risk performance-based compensation	No dividends or dividend equivalents on unvested performance share awards	Effective balance between differentiated short-term and long-term performance factors and incentives

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Proposal 1–Resolutions Regarding the Re-Election of Directors

The Board of Directors unanimously recommends that shareholders vote

“FOR” each nominee to serve as director.

What am I voting on?

The eleven current members of the Board are standing for re-election, in each case for a one-year term.

The Governance/Nominating Committee of the Board (the “Governance/Nominating Committee”) has recommended to the Board that each director be nominated. With respect to Mr. Case, his employment agreement provides that he will be nominated for election as a director at each annual meeting of shareholders during the period of his employment. All nominees for director have consented to be named and have agreed to serve as directors if re-elected. We have no reason to believe that any of the nominees will not be available to serve as a director. However, if any nominee should become unavailable to serve for any reason, the proxies may be voted for such substitute nominees as may be designated by the Board.

The term of each director expires at the next annual general meeting of shareholders, and each director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. Consistent with the terms of the Articles, the Board currently is authorized to have up to twenty-one members and the number of directors was most recently set by the Board at eleven.

Each of the eleven nominees for director will be elected by the vote of a majority of the votes cast with respect to such nominee. A shareholder may: (i) vote for the election of a nominee; (ii) vote against the election of a nominee; or (iii) abstain from voting for a nominee. Unless a proxy contains instructions to the contrary, it is assumed that the proxy will be voted “FOR” the re-election of each nominee named on the following pages. The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 103 of this proxy statement.

Aon values a number of attributes and criteria when identifying nominees to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities, and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities, and are able to work collaboratively to make contributions to the Board and management.

Set forth on the following pages is biographical and other background information concerning each nominee for director. This information includes each nominee’s principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board’s conclusion that each nominee should serve as a director. In addition, set forth below is the period during which each nominee has served as a director of Aon, including service as a director of Aon plc’s predecessor, Aon Corporation. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement.

2019 Aon Proxy Statement        7

Bios

Lester B. Knight Director since 1999 Age: 60 Committees: • Executive Committee (Chair) • Governance/Nominating Committee (Chair)

Mr. Knight is a Founding Partner of RoundTable Healthcare Partners and the former Vice Chairman and a director of Cardinal Health, Inc., a diversified healthcare service company. Mr. Knight was Chairman of the Board and Chief Executive Officer of Allegiance Corporation from 1996 until February 1999, and had been with Baxter International, Inc. from 1981 until 1996, where he served as Corporate Vice President from 1990, Executive Vice President from 1992, and as a director from 1995. Mr. Knight became Chairman of the Board of Directors of Aon in August 2008. He is a director of NorthShore University HealthSystem and Junior Achievement of Chicago, a life Trustee of Northwestern University, and a member of the Civic Committee of The Commercial Club of Chicago.

The Board concluded that Mr. Knight should continue to serve as a director of Aon due to his experience as the founder of a private equity firm focused on investing in the healthcare industry, his executive background at several leading healthcare companies, and his financial and investment experience. Mr. Knight’s career in positions of executive and management leadership provides the Board and the Company with management expertise and experience in oversight.

Gregory C. Case Director since 2005 Age: 56 Committees: • Executive Committee

Mr. Case has served as Chief Executive Officer and director of Aon since April 2005. He also served as President from 2005 to 2018. Prior to joining Aon, Mr. Case was with McKinsey & Company, the global management consulting firm, for 17 years where he served on the governing Shareholders’ Council and as head of the Global Insurance and Financial Services practice. Prior to joining McKinsey, Mr. Case was with the investment banking firm of Piper, Jaffray and Hopwood and the Federal Reserve Bank of Kansas City. Mr. Case is a director of Discover Financial Services.

The Board concluded that Mr. Case should continue to serve as a director of Aon due to his role as Chief Executive Officer of Aon, including his day-to-day leadership and intimate knowledge of Aon’s business and operations, and his background as a management consultant, including in the global insurance and financial services areas.

Jin-Yong Cai Director since 2016 Age: 59 Committees: • Finance Committee • Organization and Compensation Committee

Mr. Cai is a Partner at Global Infrastructure Partners, a global private equity investment firm. Prior to his current position, Mr. Cai was a Partner at TPG Capital, L.P., a global private equity investment firm, and the Chief Executive Officer of the International Finance Corporation, a member of the World Bank Group and the largest global development institution focused on private sector development. Before the International Finance Corporation, Mr. Cai worked in the financial services industry for nearly two decades, including 12 years with Goldman Sachs Group, as a Partner and its top executive in China. He began his career at the World Bank Group.

The Board concluded that Mr. Cai should continue to serve as a director of Aon due to his experience in global finance and international business, particularly in the Asian Pacific region. Mr. Cai’s increased level of financial literacy and extensive background with international finance and global management provide valuable perspective and knowledge relating to financial risk and risks related to the Company’s international activities.

8        2019 Aon Proxy Statement

Jeffrey C. Campbell Director since 2018 Age: 58 Committees: • Audit Committee • Organization and Compensation Committee

Mr. Campbell is currently the Executive Vice President and Chief Financial Officer at American Express, a position he has held since July 2013. From 2004 to 2013, Mr. Campbell served as the Executive Vice President and Chief Financial Officer at McKesson Corporation. Prior to his time at McKesson Corporation, Mr. Campbell spent 13 years at AMR Corporation and its principal subsidiary, American Airlines, ultimately becoming its Chief Financial Officer in 2002. He serves as the Lead Director and Chair of the Audit Committee of Hexcel Corporation.

The Board concluded that Mr. Campbell should continue to serve as a director of Aon because of his background as a chief financial officer of a multinational, publicly traded, financial services corporation. His significant business experience, deep financial acumen, and leadership capabilities provide the Board and its committees with valuable management perspective, as well as knowledge and experience relating to the financial services sector. This experience has also led the Board to determine that Mr. Campbell is an “audit committee financial expert” as defined by the SEC.

Fulvio Conti Director since 2008 Age: 71 Committees: • Finance Committee (Chair) • Audit Committee • Executive Committee • Governance/Nominating Committee

Mr. Conti is currently serving as Chairman of TIM SpA, a leader in the telecommunications market. He served as Chief Executive Officer and General Manager of Enel SpA, Italy’s largest power company, from May 2005 to May 2014. From 1999 until 2005, he served as Chief Financial Officer of Enel. Mr. Conti has a financial and industrial career spanning over 40 years. From 1970 to 1990, he held many roles at Mobil Oil Corporation in Italy and other countries, including as Chief Financial Officer and general manager of Mobil Oil Europe and Chief Operating Officer of Mobil Plastics Europe. From 1991 to 1995, Mr. Conti was Chief Financial Officer of Montedison-Compart, SpA. Prior to joining Enel, SpA, he was the Chief Financial Officer and general manager of Ferrovie dello Stato SpA and Telecom Italia SpA. Mr. Conti currently serves as Chairman of Innova Italy 1 Spa, non-executive director of RBC PSJC Moscow, director of Atlantide SpA, director of Fondo Italiano Efficienza Energetica SGR SpA, director of Unidad Editorial SA, and director of the Italian Institute of Technology. Mr. Conti previously served as a non-executive director of Barclays plc/Barclays Bank plc and RCS Mediagroup. Mr. Conti served as a director of the National Academy of Santa Cecilia for many years and stepped down from his position in 2014. In 2009, he was appointed “Cavaliere del Lavoro” of the Italian Republic and in December of that year he became “Officier de la Légion d’Honneur” of the French Republic.

The Board concluded that Mr. Conti should continue to serve as a director of Aon due to his background as a chief executive officer and chief financial officer of a large international energy company, his familiarity with international business and finance activities, particularly in the European Union, and his global financial and management experience. In addition, Mr. Conti’s background as a chief financial officer of a multinational utility provides a knowledgeable resource on matters relating to financial reporting and treasury. This experience has also led the Board to determine that Mr. Conti is an “audit committee financial expert” as defined by the SEC.

2019 Aon Proxy Statement        9

Cheryl A. Francis Director since 2010 Age: 65 Committees: • Finance Committee • Organization and Compensation Committee

Ms. Francis served as Executive Vice President and Chief Financial Officer of R.R. Donnelley & Sons Co., a publicly traded print media company, from 1995 until 2000. Since 2000, Ms. Francis has served as a business consultant and, since August 2008, as Co-Chairman of the Corporate Leadership Center. From 2002 until August 2008, she served as Vice Chairman of the Corporate Leadership Center. Prior to her role at R.R. Donnelley, Ms. Francis served on the management team of FMC Corporation and its subsidiary, FMC Gold, including serving as Chief Financial Officer of FMC Gold from 1987 through 1991, and Treasurer of FMC Corporation from 1993 through 1995. She was also an adjunct professor for the University of Chicago Graduate School of Business from 1991 through 1993. Ms. Francis currently serves as a director of HNI Corporation and Morningstar, Inc., and previously served as a director of Hewitt Associates, Inc. from 2002 until our acquisition of Hewitt Associates, Inc. in 2010.

The Board concluded that Ms. Francis should continue to serve as a director of Aon due to her background as a chief financial officer of a large publicly traded company, which provides the Board with an increased level of financial literacy. In addition, her role as a Board member of other public companies provides valuable perspective on matters of risk oversight and executive management.

J. Michael Losh Director since 2003 Age: 72 Committees: • Audit Committee (Chair) • Executive Committee • Finance Committee • Governance/Nominating Committee

From July 2004 to May 2005, Mr. Losh served as Interim Chief Financial Officer of Cardinal Health, Inc., a diversified healthcare service company. From 1994 until 2000, Mr. Losh served as Chief Financial Officer and Executive Vice President of General Motors Corporation. Mr. Losh spent 36 years in various capacities with General Motors, where he served as Chairman of GMAC, its financial services group, Group Vice President of North American Sales, Service and Marketing, and Vice President and General Manager of both its Oldsmobile Division and Pontiac Division. Mr. Losh currently serves as a director of Prologis, Inc., H.B. Fuller Corporation, Cardinal Health, Inc., Masco Corp., where he serves as non-executive chairman, and Amesite, Inc. He previously served as a director of CareFusion Corporation and TRW Automotive Corporation.

The Board concluded that Mr. Losh should continue to serve as a director of Aon due to his background as a chief financial officer of a large international automobile manufacturing company, which provides the Board with an increased level of financial literacy. In addition, his role as a board member of a variety of companies provides valuable perspective on matters of risk oversight and executive management. Mr. Losh’s experience has also led the Board to determine that Mr. Losh is an “audit committee financial expert” as defined by the SEC.

10        2019 Aon Proxy Statement

Richard B. Myers Director since 2006 Age: 77 Committees: • Audit Committee • Compliance Sub-Committee • Organization and Compensation Committee

General Myers is the President of Kansas State University. He previously served as the fifteenth Chairman of the Joint Chiefs of Staff from October 1, 2001 until his retirement on -September 30, 2005. In this capacity, he was the highest-ranking officer in the United States military, and served as the principal military advisor to the President, the Secretary of Defense, and the National Security Council. Prior to becoming Chairman, General Myers served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. From August 1998 to February 2000, General Myers was Commander in Chief, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; and Department of Defense manager, space transportation system contingency support at Peterson Air Force Base, Colorado. Prior to assuming that position, he was Commander, Pacific Air Forces, Hickam Air Force Base, Hawaii, from July 1997 to July 1998. General Myers is a director of Northrop Grumman Corporation and United Technologies Corporation, and previously served as a director of Deere & Company. General Myers also serves as the Colin L. Powell Chair of National Security, Leadership, Character, and Ethics at the National Defense University and former Chairman of the Board of Directors of the United Service Organization’s World Board of Governors.

The Board concluded that General Myers should continue to serve as a director of Aon due to his background as the former Chairman of the Joint Chiefs of Staff, his strong leadership qualities and consensus building skills, and his related management experience. In addition, General Myers’ extensive experience and knowledge of global affairs provides the Board with an invaluable resource regarding conducting business in diverse geo-political environments.

Richard C. Notebaert Director since 1998 Age: 71 Committees: • Organization and Compensation Committee (Chair) • Executive Committee • Finance Committee • Governance/Nominating Committee

From June 2002 until August 2007, Mr. Notebaert served as Chairman and Chief Executive Officer of Qwest Communications International Inc., a leading provider of broadband Internet based data, voice, and image communications. He previously served as President and Chief Executive Officer of Tellabs, Inc., which designs and markets equipment to providers of telecommunications services worldwide, from August 2000 to June 2002, and as a director of Tellabs from April 2000 to June 2002. He served as Chairman of the Board and Chief Executive Officer of Ameritech Corporation, a full-service communications company, from 1994 until 1999. Mr. Notebaert first joined Ameritech Communications in 1983 and served in significant positions within the Ameritech organization before his election as Vice Chairman in January 1993, President and Chief Operating Officer in June 1993, and President and Chief Executive Officer in January 1994. Mr. Notebaert is a director of American Electric Power and serves as a member of the Board of Trustees of the University of Notre Dame. Mr. Notebaert previously served as a director of Cardinal Health, Inc. and as Chairman of the Board of Trustees of the University of Notre Dame.

The Board concluded that Mr. Notebaert should continue to serve as a director of Aon due to his background as a chairman and chief executive officer of several large international communications companies, which provides the Board with substantial global management, financial, and risk oversight experience. In addition, Mr. Notebaert’s experience as a director of a variety of companies provides valuable perspective on matters of risk oversight and executive management.

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Gloria Santona Director since 2004 Age: 68 Committees: • Compliance Sub-Committee (Chair) • Audit Committee • Governance/Nominating Committee

Ms. Santona is currently Of Counsel at Baker McKenzie, an international law firm. Ms. Santona served as Executive Vice President, General Counsel and Secretary of McDonald’s Corporation from 2001 to 2017 when she retired. After joining McDonald’s in 1977, Ms. Santona held positions of increasing responsibility in the legal department, serving as U.S. General Counsel from December 1999 to June 2001 and corporate General Counsel from 2001. She is a member of the American Bar Association, the Association of General Counsel, the Society for Corporate Governance, and the National Society of Corporate Directors. She is a former member of the Board of Directors of the American Society of Corporate Secretaries, the Association of Corporate Counsel, and the Minority Corporate Counsel Association. She is also a member of the Board of Trustees of Rush University Medical Center, and is a member of the Boards of Directors of Chicago Food Depository and the National Immigrant Justice Center. She is a former member of the Board of Trustees of the Chicago Zoological Society and the Chicago Symphony Orchestra and the Board of Directors of The Chicago Network.

The Board concluded that Ms. Santona should continue to serve as a director of Aon due to her background as a general counsel and secretary of a large international corporation and her related legal experience, which is particularly relevant to Aon in light of Aon’s worldwide operations. Her experience also provides the Board with expertise in the area of regulatory compliance and risk management globally.

Carolyn Y. Woo Director since 1998 Age: 65 Committees: • Audit Committee • Compliance Sub-Committee • Organization and Compensation Committee

Dr. Woo is the former President and Chief Executive Officer of Catholic Relief Services, a position she held from 2012 to 2016. From July 1997 to December 2011, Dr. Woo served as the Dean of the Mendoza College of Business at the University of Notre Dame. Dr. Woo currently serves on the Board of Directors of NiSource Industries, Inc. and Arabesque Partners.

The Board concluded that Dr. Woo should continue to serve as a director of Aon due to her background as leader of a global relief organization, which provides the Board with an invaluable resource regarding conducting business in diverse geo-political environments. In addition, her previous position as former dean of the business school of a large university provides leadership expertise and consensus building skills as well as relevant management and business experience.

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Corporate Governance

We are committed to continually enhancing our strong corporate governance practices, which we believe help us sustain our success and build long-term value for our shareholders. Aon’s Governance Guidelines provide the framework for our system of corporate governance, which, together with our committee charters and Code of Business Conduct, sets forth standards of conduct for employees, officers, and directors. The Board provides oversight of Aon’s overall performance, strategic direction, and executive management team performance. The Board also approves major initiatives and transactions and advises on key financial and business matters. The Board is kept apprised of the Company’s progress on a regular basis through Board and committee meetings, discussions with management, operating and financial reports provided by our Chief Executive Officer and Chief Financial Officer, and other materials distributed to the Board throughout the year. The charter of each committee, the Governance Guidelines, and the Code of Business Conduct are available on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/corporate-governance.jsp.

Good Corporate Governance Practices Highlights of our corporate governance practices include:
Board Independence. All of our directors are independent, with the exception of our Chief Executive Officer.
Independent Chairman. Since 2008, Lester B. Knight has served as the independent, Non-Executive Chairman of the Board.
Annual Elections with Majority Voting. Directors are elected annually by a majority of votes cast in an uncontested election.

Incentive Repayment Policy and Forfeiture Provision. Our Board has adopted an incentive repayment policy whereby the Board may cancel or require reimbursement of any incentive payments or equity-based awards received if the incentive payment or equity-based award was based on the achievement of financial results that are subsequently restated. In addition, beginning with equity-based awards granted in 2019, unvested equity-based awards are subject to forfeiture in the event of a material violation of the Company’s policies or procedures or a breach of applicable restrictive covenants.

Robust Share Ownership Guidelines. Our Board has established share ownership guidelines for senior management, requiring that our Chief Executive Officer hold at least six times his base salary in Class A Ordinary Shares, and each other member of senior management hold at least three times his or her base salary in Class A Ordinary Shares. Our Chief Executive Officer has agreed to hold shares in excess of the guidelines, committing to hold at least twenty times his base salary in Class A Ordinary Shares. Our Board has also established share ownership guidelines for non-management directors, requiring that each such director hold at least five times the annual Board retainer in Class A Ordinary Shares.

Restrictions on Hedging and Pledging Company Shares. Our Board has adopted a policy prohibiting all executive officers and directors from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, and derivative transactions relating to our securities. The Board also has adopted a policy prohibiting our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.

Compensation Programs. The Compensation Committee oversees our incentive compensation programs, which are designed to link pay to performance and not encourage excessive risk-taking.

Board Leadership Structure

Since 2005, the positions of Chief Executive Officer and Chairman of the Board have been held by separate individuals. Lester B. Knight has served as the Non-Executive Chairman of the Board since 2008. The position of Non-Executive Chairman is independent from management. As Non-Executive Chairman, Mr. Knight sets the agendas for, and presides over, the Board meetings and also chairs executive sessions of the non-management directors. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure at this time as it allows the Chief Executive Officer to focus on the management of the Company and the Chairman to ensure that the Board is focused on its oversight responsibilities, including independent oversight of management.

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Board Role in Risk Oversight

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, competitive risks, financial risks, legal and regulatory risks, cybersecurity risks, and others. Management is responsible for the day-to-day management of risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and full and open communication between management and the Board are essential for effective risk management and oversight. The Board receives presentations from senior management on strategic and risk enterprise matters involving the Company. In addition, senior management attends Board meetings and is available to address any questions or concerns raised by the Board related to risk management and any other matters.

While the Board is ultimately responsible for our risk oversight, the committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The role of each committee in connection with risk oversight is provided in this proxy statement in the section captioned “Board of Directors and Committees.”

The Board believes that its oversight of risks, primarily through delegation of primary responsibility to committees to oversee specific risks within their areas of responsibility and expertise, and the sharing of information with the full Board, is appropriate for a company like Aon. The chair of each committee that oversees risk provides a summary of the matters discussed with the committee to the full Board following each committee meeting. The minutes of each committee meeting are also provided to all Board members.

Director Independence

Aon’s Governance Guidelines require that it have a majority of directors who meet the categorical independence standards adopted by the Board, which must meet or exceed the independence requirements of the NYSE corporate governance standards. The Governance Guidelines further provide that each of the Audit Committee, Governance/Nominating Committee, and Compensation Committee be composed entirely of independent directors.

In connection with the determination of director independence, the Governance/Nominating Committee reviewed the categorical standards together with other applicable legal requirements and the rules of the NYSE. The Governance/Nominating Committee also reviewed information compiled from the responses to questionnaires completed by each nominee for director, information derived from our corporate and financial records, information available from public records, and information received from other relevant parties. Following this review, the Governance/Nominating Committee delivered a report to the Board, and the Board made its determination of director independence.

As a result of this review, the Board affirmatively determined that each nominee for director other than Mr. Case is independent under the categorical standards adopted by the Board, applicable legal requirements, and the rules of the NYSE. Mr. Case is considered a management director because of his position as our Chief Executive Officer.

In determining that each of the non-management directors is independent, the Board also considered the following relationships that it deemed were immaterial to such director’s independence:

•

With respect to Mr. Knight, Mr. Campbell, and Ms. Santona, the Board considered that, in the ordinary course of business, Aon has sold services to, or received services from, a company or other entity at which the director is an employee and the amount that we received from or paid to the entity in any of the previous three fiscal years was below the greater of $1 million or two percent (2%) of that entity’s annual revenue; and

•

With respect to Mr. Knight, Ms. Francis, Mr. Notebaert, and Ms. Santona, the Board considered that Aon made charitable contributions in 2018 to organizations in which the director or the director’s spouse was an officer, director, or trustee. In each case, the amount that we contributed was below the greater of $1 million or two percent (2%) of that organization’s consolidated gross revenue.

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Board of Directors and Committees

The Board met five times in 2018 and acted by unanimous written consent on two occasions. All nominees for director who served as a director in 2018 attended at least 75% (seventy-five percent) of the total meetings of the Board and committees of the Board on which they served.

In accordance with NYSE rules and the Governance Guidelines, non-management directors meet regularly in executive session without management. Mr. Knight chairs these executive sessions.

The Board has established five standing committees: the Executive Committee, the Audit Committee, the Finance Committee, the Governance/Nominating Committee and the Organization and Compensation Committee. The Board has also established the Compliance Sub-Committee as a standing sub-committee of the Audit Committee.

The current membership on each committee is as follows:

Director	Executive Committee	Audit Committee	Compliance Sub- Committee	Finance Committee	Organization and Compensation Committee	Governance/ Nominating Committee
Lester B. Knight	C					C
Gregory C. Case
Jin-Yong Cai
Jeffrey C. Campbell
Fulvio Conti				C
Cheryl A. Francis
J. Michael Losh		C
Richard B. Myers
Richard C. Notebaert					C
Gloria Santona			C
Carolyn Y. Woo

C - Chair

Executive Committee

When the Board is not in session, the Executive Committee is empowered to exercise the power and authority in the management of the business and affairs of Aon as would be exercised by the Board, subject to certain exceptions. The Executive Committee acted by unanimous written consent on four occasions in 2018.

Audit Committee

The primary purposes of the Audit Committee are to assist the Board with the oversight of: (i) the integrity of Aon’s financial statements and financial reporting process; (ii) Aon’s compliance with legal and regulatory requirements and ethics programs established by management and the Board; (iii) the engagement of Aon’s independent auditor, and its qualifications, independence and performance; (iv) subject to the provisions of the Act, the appointment and performance of Aon’s U.K. statutory auditor as required under the Act; and (v) the performance of Aon’s internal audit function. In discharging this role, the Audit Committee is authorized to retain outside counsel or other experts as it deems appropriate to carry out its duties and responsibilities.

The Board has also delegated to the Audit Committee the primary responsibility for the oversight of the Company’s risk management. The charter of the Audit Committee provides that the Audit Committee will discuss guidelines and policies with respect to the Company’s risk assessment and risk management, including the major financial risk exposures facing the Company and the steps management has taken to monitor and control such exposures. The Audit Committee also has primary responsibility for oversight of cybersecurity risk and engages in regular discussion with management regarding

2019 Aon Proxy Statement        15

cybersecurity risk mitigation and incident management. The Audit Committee also has general oversight responsibility for the Company’s legal, regulatory, and ethics policies and programs and annually reviews the adequacy of those policies and programs, including Aon’s Code of Business Conduct. In addition, the Audit Committee periodically reviews with management any material correspondence with, or other action by, regulators or governmental agencies.

In 2018, the Audit Committee met nine times. The Board has determined that each of the members of the Audit Committee is independent as defined by the rules of the NYSE and under the Company’s categorical independence standards, as well as Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as required by the rules of the NYSE, the Board has determined that all of the Audit Committee members are financially literate, and that Mr. Losh, Mr. Campbell, and Mr. Conti are “audit committee financial experts” within the meaning of rules promulgated by the SEC.

Additional information regarding the Audit Committee’s responsibilities may be found in this proxy statement in the section captioned “Report of the Audit Committee.”

Compliance Sub-Committee

In light of the breadth and number of responsibilities that the Audit Committee must oversee, and the importance of the evaluation and management of risk related to our compliance programs and policies, the Board formed the Compliance Sub-Committee, a standing sub-committee of the Audit Committee. The primary responsibilities of the Compliance Sub-Committee are to: (i) oversee matters of non-financial compliance, including Aon’s implementation of compliance programs, policies, and procedures that are designed to be responsive to the compliance and regulatory risks facing Aon; (ii) assist the Audit Committee in fulfilling its oversight responsibilities for our compliance and ethics programs, policies, and procedures; and (iii) perform any other duties as directed by the Audit Committee or the Board. The Compliance Sub-Committee reports regularly to the Audit Committee and the Board regarding its activities.

Each member of the Compliance Sub-Committee is independent as defined in the independence standards of the NYSE. The Compliance Sub-Committee met four times during 2018.

Finance Committee

The Finance Committee is responsible for assisting the Board with monitoring and overseeing Aon’s balance sheet, including Aon’s capital management strategy, capital structure, investments, returns, and related policies. The Finance Committee also reviews certain proposed mergers, acquisitions, divestitures, and strategic and passive investments in accordance with policies established by the Board. In addition, the Finance Committee oversees the financial, investment, and actuarial policies and objectives of Aon’s U.S. tax-qualified defined benefit plans, reviews the investment performance of non-U.S. benefit and retirement plans, and reviews Aon’s major insurance programs.

Each member of the Finance Committee is independent as defined in the independence standards of the NYSE. The Finance Committee met four times during 2018.

Governance/Nominating Committee

The Governance/Nominating Committee oversees the risks associated with Aon’s overall governance and: (i) identifies and recommends to the Board candidates for service on the Board; (ii) reviews and recommends the re-nomination of incumbent directors for each annual general meeting; (iii) reviews and recommends Board committee appointments; and (iv) leads the annual performance evaluation of the Board and its committees. In addition, the Governance/Nominating Committee develops and recommends the Governance Guidelines to the Board, reviews related party transactions, and annually reviews compliance with share ownership guidelines.

Each member of the Governance/Nominating Committee is independent as defined in the independence standards of the NYSE. The Governance/Nominating Committee met five times during 2018.

Organization and Compensation Committee

The Organization and Compensation Committee assists the Board in carrying out its overall responsibilities with regard to executive compensation, including oversight of the determination and administration of our compensation philosophy, policies, programs, and plans for executive officers and non-management directors. The Compensation Committee annually reviews and determines the compensation of Aon’s executive officers, including the Chief Executive Officer, subject to the input of the independent members of the Board. The Compensation Committee consults with the Chief Executive Officer on, and directly approves, the compensation of other executive officers, including special hiring and severance arrangements.

16        2019 Aon Proxy Statement

The Compensation Committee administers the Amended and Restated Aon plc 2011 Incentive Plan (and its predecessor plans) (the “Shareholder-Approved Plan”), including granting equity (other than awards to the Chief Executive Officer, which awards are approved by the independent members of the Board) and interpreting the Shareholder-Approved Plan, and has certain settlor responsibilities with respect to our other U.S. employee benefit programs. In addition, the Compensation Committee reviews and makes recommendations to the Board concerning non-management director compensation and amendments to U.S. employee benefit plans or equity plans. The Compensation Committee reviews and discusses the compensation disclosures contained in the proxy statement and the U.K. directors’ remuneration report, including the directors’ remuneration policy. As part of these duties, the Compensation Committee reviews the risks associated with Aon’s compensation practices, including an annual review of Aon’s risk assessment of its compensation policies and practices for its employees. The Compensation Committee also reviews and monitors the Company’s policies and practices with respect to diversity, inclusion, and equal employment opportunity.

Each member of the Compensation Committee is independent as defined in the independence standards of the NYSE. The Compensation Committee met eight times during 2018. Additional information regarding the Compensation Committee’s responsibilities may be found in this proxy statement in the sections captioned “Compensation Committee Report” and “Compensation Discussion and Analysis.”

Other Corporate Governance Practices

Director Selection and Shareholder Recommendations

The Governance/Nominating Committee will consider shareholder recommendations for director candidates. Recommendations, together with the name and address of the shareholder making the recommendation, relevant biographical information regarding the proposed candidate, and a description of any arrangement or understanding between the shareholder and the proposed nominee, should be sent to Aon’s Company Secretary. Consistent with the Governance Guidelines, the Governance/Nominating Committee considers a number of criteria in evaluating director candidates, including professional background, expertise, reputation for integrity, business, finance and management experience, leadership capabilities, and potential contributions to the Board. The Governance/Nominating Committee also considers whether a potential nominee would satisfy the categorical independence standards adopted by the Board consistent with the NYSE corporate governance standards.

The Board values diversity as a factor in selecting nominees to serve on the Board and believes that the diversity that exists in its composition provides significant benefits to the Board and Aon. Although there is no specific policy on diversity, the Governance/Nominating Committee considers the criteria noted above in selecting nominees for director in an effort to have a Board comprised of members from diverse backgrounds who have a broad spectrum of experience and expertise and a reputation for integrity. Such considerations may include gender, race, national origin, functional background, executive or professional experience, and international experience. The effectiveness of the nomination process, including the criteria used for selecting nominees for director, is evaluated by the Board each year as part of its annual self-evaluation process and by the Governance/Nominating Committee as it evaluates and identifies director candidates.

When a vacancy exists on the Board due to the expansion of the size of the Board or the resignation or retirement of an existing director, the Governance/Nominating Committee identifies and evaluates potential director nominees. The Governance/Nominating Committee has sole authority to retain and terminate any search firm to be used to identify director candidates and sole authority to approve such search firm’s fees and other retention terms.

Candidates for director are evaluated using the criteria discussed above and the existing composition of the Board, including its size, structure, backgrounds and areas of expertise of existing directors, and the number of independent and management directors. The Governance/Nominating Committee also considers the specific needs of the Board as a whole and the various Board committees. The Governance/Nominating Committee recommends potential director candidates to the full Board, which is responsible for final approval of any director candidate. This process is the same for director candidates who are recommended by our shareholders.

Recommendations for director candidates to stand for election at the 2020 annual general meeting must be submitted in writing to the Company Secretary, Aon plc, The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London EC3V 4AN, United Kingdom. Recommendations will be forwarded to the Chairman of the Governance/Nominating Committee for review and consideration. For further information, see “Shareholder Proposals for 2020 Annual General Meeting” on page 103 of this proxy statement.

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Communications with the Board of Directors

Shareholders and other interested parties may communicate with the Board by contacting the non-management directors of Aon plc, c/o Office of the Company Secretary, The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London EC3V 4AN, United Kingdom. Alternatively, shareholders and other interested parties may communicate with Aon’s non-management directors via electronic mail to the following address: corporate.governance@aon.com.

The non-management directors have established procedures for handling communications from shareholders and other interested parties. Communications are distributed to the Chair of the Governance/Nominating Committee, the full Board, the non-management directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Solicitations, spam, junk mail and mass mailings, resumes and other forms of job inquiries, business solicitations or advertisements, and frivolous or inappropriate communications will not be forwarded, but will be made available to any non-management director upon request.

Majority Voting

The Articles require that directors be elected by majority vote in uncontested elections. In a contested election, directors will be elected by plurality vote. In addition, the Governance Guidelines provide that any incumbent director who fails to receive a majority of the votes cast in an uncontested election (and who is not otherwise removed by ordinary resolution of the shareholders) must immediately offer to tender his or her resignation to the Board. The Board will then determine, through a process overseen by the Governance/Nominating Committee, whether to accept the resignation, reject the resignation, or take other action. The Board will act on the recommendation of the Governance/Nominating Committee.

Share Ownership Guidelines

The Board has adopted Share Ownership Guidelines for Non-Management Directors and Share Ownership Guidelines for Aon’s senior executives. The Share Ownership Guidelines for Non-Management Directors require each non-management director to hold an investment position in Class A Ordinary Shares equal to five times the annual director retainer and provide a transition period of five years for non-management directors to achieve the requisite ownership level; provided, however, that each new non-management director is expected to hold 1,000 Class A Ordinary Shares within the first year of joining the Board or transitioning from a management director to a non-management director. The guidelines serve to increase our non-management directors’ equity stakes in Aon and align Aon’s non-management directors’ interests more closely with those of Aon’s shareholders. Further information on the Share Ownership Guidelines for Aon’s senior executives can be found in the section captioned “Compensation Discussion and Analysis.”

Hedging and Pledging Shares

The Board has adopted a policy prohibiting all executive officers and directors from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, and derivative transactions relating to our securities. The Board also has adopted a policy prohibiting our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.

Incentive Repayment Policy and Forfeiture Provisions

The Board has adopted an Incentive Repayment Policy applicable to Aon’s executive officers. Pursuant to the Incentive Repayment Policy, the Board may cancel or require reimbursement of any incentive payments or equity-based awards received if the incentive payment or equity award was based on the achievement of financial results that are subsequently restated. If the Board determines that the executive officer engaged in fraud that caused or partially caused the need for the financial restatement, the incentive payment or equity-based award is required to be forfeited or reimbursed in full. If the restatement was not the result of fraud by the executive officer, the Board may, to the extent allowed under applicable law, require forfeiture or reimbursement of the amount the incentive payment or equity-based award exceeded the lower amount that would have been made based on the restated financial results. In addition, beginning with equity-based awards granted in 2019, unvested equity-based awards are subject to forfeiture in the event of a material violation of the Company’s policies or procedures or a breach of applicable restrictive covenants.

Attendance at Annual General Meeting

The Governance Guidelines provide that directors are expected to attend the annual general meeting. All of our Board members then serving, other than Mr. Morrison, attended our 2018 annual general meeting.

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Security Ownership of Directors and

Executive Officers

The following table sets forth the number of Class A Ordinary Shares beneficially owned as of April 18, 2019 by each of the nominees for director, by each of Aon’s NEOs, and by Aon’s directors, nominees and executive officers as a group. As used in this proxy statement, beneficially owned means a person has, or may have within 60 days, the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose or direct the disposition of a security). No shares held by Aon’s directors or executive officers are pledged as security.

Name	Aggregate Number of Class A Ordinary Shares Beneficially Owned(1)	Percent of Class(2)
Directors
Lester B. Knight[3]	215,393	*
Gregory C. Case[4]	1,117,433	*
Jin-Yong Cai	3,386	*
Jeffrey C. Campbell	7,084	*
Fulvio Conti	26,977	*
Cheryl A. Francis	23,757	*
J. Michael Losh[5]	38,652	*
Richard B. Myers	24,961	*
Richard C. Notebaert[6]	52,207	*
Gloria Santona	34,661	*
Carolyn Y. Woo	25,370	*
Other NEOs
Christa Davies	219,571	*
Eric Andersen	88,440	*
Michael O’Connor	123,784	*
Peter Lieb	16,845	*
All directors and executive officers as a group (20 persons)	2,219,248	*

(1)

The directors, NEOs, and all directors and executive officers of Aon combined, have sole voting power and sole investment power over the Class A Ordinary Shares listed, except as indicated in notes (3), (4), (5), and (6).

(2)	As of April 18, 2019, we had 240,533,590 Class A Ordinary Shares outstanding.

(3)	Includes 85,000 Class A Ordinary Shares that are beneficially owned by the Knight Family Partnership and 124,604 Class A Ordinary Shares owned by Mr. Knight’s spouse.

(4)	Includes 325,604 Class A Ordinary Shares that are beneficially owned in trust.

(5)	Includes 36,203 Class A Ordinary Shares that are beneficially owned in trust.

(6)	Includes 12,935 Class A Ordinary Shares that are beneficially owned in trust.

*	An asterisk indicates that the percentage of Class A Ordinary Shares beneficially owned does not exceed one percent (1%) of our outstanding Class A Ordinary Shares.

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Report of the Audit Committee

The Audit Committee oversees Aon’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the reporting process. Ernst & Young US, Aon’s independent registered public accounting firm for 2018, is responsible for expressing opinions on the conformity of Aon’s audited financial statements with generally accepted accounting principles and the effectiveness of Aon’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and Ernst & Young US the audited financial statements for the year ended December 31, 2018, as well as management’s assessment of the effectiveness of Aon’s internal control over financial reporting, and Ernst & Young US’s evaluation of Aon’s internal control over financial reporting. The Audit Committee has discussed with Ernst & Young US the matters that are required to be discussed by Auditing Standards and the SEC.

In addition, the Audit Committee has discussed with Ernst & Young US the independence of that firm from Aon and its management, including the matters in the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board (Communication with Audit Committees Concerning Independence). The Audit Committee has also considered whether Ernst & Young US’s provision of non-audit services to Aon is compatible with maintaining Ernst & Young US’s independence. The Audit Committee has concluded that Ernst & Young US is independent from Aon and its management.

Ernst & Young UK, Aon’s U.K. statutory auditor for 2018, is responsible for expressing opinions on the conformity of Aon’s audited financial statements with the requirements of the Act. The Audit Committee has discussed with Ernst & Young UK the matters that are required to be discussed under the requirements of the Act. The Audit Committee has discussed with Ernst & Young UK the independence of that firm from Aon and its management and the Audit Committee has concluded that Ernst & Young UK is independent.

The Audit Committee discussed with Aon’s internal auditors, Ernst & Young US and Ernst & Young UK, the overall scope and plans for their audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Aon’s internal controls, and the overall quality of Aon’s financial reporting.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC. The Audit Committee has approved, and the Board has requested that shareholders ratify, the selection of Ernst & Young US as Aon’s independent registered public accounting firm for the year ending December 31, 2019 and Ernst & Young UK as our U.K. statutory auditor (as is also required under the Act) until the next annual general meeting where accounts are laid before the Company.

J. Michael Losh, Chairman	Richard B. Myers
Jeffrey C. Campbell	Gloria Santona
Fulvio Conti	Carolyn Y. Woo

Auditor Fees

Audit Fees. Fees for audit services totaled approximately $16.6 million for 2018 and $15.9 million in 2017. For both years, audit fees included services associated with the annual audit, including fees related to Section 404 of the Sarbanes Oxley Act of 2002, as amended, the reviews of Aon’s documents filed with the SEC, and substantially all statutory audits required domestically and internationally.

Audit-Related Fees. Fees for audit-related services totaled approximately $1.5 million for 2018 and $1.2 million in 2017. Audit-related fees include services such as employee benefit plan audits, other attestation services, due diligence in connection with acquisitions, and accounting consultations not included in audit fees.

Tax Fees. Fees for tax services, including tax compliance, tax advice and tax planning totaled approximately $3.0 million for 2018 and $1.8 million in 2017.

All Other Fees. Fees for all other services not included above totaled $400,000 for 2018 and $200,000 in 2017. The fees for 2018 and 2017 in this category pertain to permissible services not related to financial reporting.

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Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Each pre-approval provides details regarding the particular service or category of service to be provided. The Audit Committee requires that the independent registered public accounting firm and management report on the actual fees charged by the independent registered public accounting firm for each category of service at Audit Committee meetings held during the year.

The Audit Committee may pre-approve engagements either on a case-by-case basis or on a category basis. The Audit Committee grants pre-approvals for certain categories of services at the start of each year which are applicable for the year. In considering these pre-approvals, the Audit Committee reviews a description of the scope of services falling within each category and approves budgetary limits for each category. The Audit Committee acknowledges that circumstances may arise throughout the year that require the engagement of the independent registered public accounting firm to provide additional services not contemplated in the Audit Committee’s initial pre-approval process. In those circumstances, the Audit Committee requires that specific pre-approval be obtained for any audit or permitted non-audit service that is not included in an approved category, or for which total fees are expected to exceed the relevant budgetary limits. The Audit Committee also requires specific pre-approval be obtained for any services in the other services category.

The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. Such pre-approvals are reported to the Audit Committee at the next scheduled Audit Committee meeting.

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Principal Holders of Voting Securities

As of April 18, 2019, the beneficial owners of 5% or more of Aon’s Class A Ordinary Shares entitled to vote at the Annual Meeting and known to the Company were:

Name and Address of Beneficial Owner	Number of Class A Ordinary Shares		Percent of Class(1)

Massachusetts Financial Services Corporation 111 Huntington Avenue Boston, MA 02199	22,605,949	(2)	9.40%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	18,062,565	(3)	7.51%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	15,997,384	(4)	6.65%

(1)	As of April 18, 2019, we had 240,533,590 Class A Ordinary Shares outstanding.

(2)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 13, 2019, pursuant to Rule 13d-1(b) of the Exchange Act. Massachusetts Financial Services Corporation is a parent holding company and has: (a) sole voting power as to 21,261,592 Class A Ordinary Shares; (b) shared voting power as to no Class A Ordinary Shares; (c) sole dispositive power as to 22,605,949 Class A Ordinary Shares; and (d) shared dispositive power as to no Class A Ordinary Shares.

(3)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 11, 2019, pursuant to Rule 13d-1(b) of the Exchange. The Vanguard Group is a registered investment advisor and has (a) sole voting power as to 295,943 Class A Ordinary Shares; (b) shared voting power as to 61,181 Class A Ordinary Shares; (c) sole dispositive power as to 17,710,943 Class A Ordinary Shares; and (d) shared dispositive power as to 351,622 Class A Ordinary Shares

(4)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 4, 2019, pursuant to Rule 13d-1(b) of the Exchange Act. BlackRock, Inc. is a parent holding company and has: (a) sole voting power as to 14,014,810 Class A Ordinary Shares; (b) shared voting power as to no Class A Ordinary Shares; (c) sole dispositive power as to 15,997,384 Class A Ordinary Shares; and (d) shared dispositive power as to no Class A Ordinary Shares.

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Proposal 2–Advisory Resolution on Executive Compensation

The Board of Directors unanimously recommends that shareholders vote “FOR” advisory approval of the compensation of Aon’s NEOs.

What am I voting on?

In accordance with applicable law and Section 14A of the Exchange Act, we are providing shareholders with the opportunity to vote on an advisory resolution, commonly known as “say on pay,” approving Aon’s executive compensation as reported in this proxy statement.

At our 2018 annual general meeting, we provided shareholders with the opportunity to vote on an advisory resolution regarding the executive compensation of our NEOs as disclosed in the proxy statement for the 2018 annual general meeting, and shareholders approved the proposal by a large majority.

We encourage shareholders to read the Compensation Discussion and Analysis beginning on page 25 of this proxy statement, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives of (1) directly linking the compensation of our NEOs to our performance, and (2) aligning the financial interests of our NEOs with those of our shareholders, as well as the Summary Compensation Table for Fiscal Years 2018, 2017, and 2016, and other related tabular and narrative disclosures beginning on page 39 of this proxy statement, which provide detailed information on the compensation of our NEOs.

The Board and the Compensation Committee believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our compensation objectives, and that the design of our compensation program and the compensation awarded to our NEOs fulfill these objectives.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 95 of this proxy statement.

Is this vote binding on the Board?

As this vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of Aon’s executive compensation programs.

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Compensation Committee Report

The Organization and Compensation Committee of the Board of Aon has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and set forth in this proxy statement.

Based on its review and discussions with management, the Organization and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Aon’s Annual Report on Form 10-K.

This Report is provided by the Organization and Compensation Committee, which is composed entirely of the following independent directors:

Richard C. Notebaert, Chairman	Cheryl A. Francis
Jin-Yong Cai	Richard B. Myers
Jeffrey C. Campbell	Carolyn Y. Woo

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for our NEOs for 2018, who are listed below. We recommend that you read this section in conjunction with the executive compensation tables and corresponding footnotes that follow, as it provides context for the amounts shown in the tables and the footnote disclosures.

Name	Role
Gregory C. Case	Chief Executive Officer
Christa Davies	Executive Vice President and Chief Financial Officer
Eric Andersen	Co-President
Michael O’Connor	Co-President
Peter Lieb	Executive Vice President, General Counsel and Company Secretary

Executive Summary

Who We Are

Aon is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our approximately 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

2018 Business Highlights

In assessing our performance, we focus on four non-GAAP metrics that we communicate to shareholders: organic growth, expansion of adjusted operating margins, increase in adjusted diluted earnings per share, and increased free cash flow. These non-GAAP metrics should be viewed in addition to, not instead of, our consolidated financial statements and notes thereto. A reconciliation of these non-GAAP metrics is set forth in Appendix D to this proxy statement.

In 2018, we continued to deliver against these four metrics:

•

Total revenue growth was 8% and organic revenue growth was 5%, driven by growth across every major revenue line, with particular strength in Reinsurance Solutions, Commercial Risk Solutions, and Health Solutions.

•

Operating margin was 14.3% and adjusted operating margin was 25.0%, which reflects record operating margin driven by organic revenue growth of 5%, core operational improvement, and $195 million of savings related to restructuring and other operational improvement initiatives.

•	Earnings per share was $4.29 and adjusted diluted earnings per share was $8.16, demonstrating solid operational performance and effective capital management.

•	Cash flow from operations was $1,686 million and free cash flow was $1,446 million.

Performing to these metrics allows us to continue to execute on our goals of strategically investing in long-term growth, improving return on invested capital, and effectively allocating capital.

During 2018, we returned approximately $1.8 billion in excess capital to our shareholders, including $1.4 billion in share repurchases and $400 million in dividends, which highlights our strong cash flow generation and effective allocation of capital. During Mr. Case’s leadership, which began in April 2005, our average annual total shareholder return has been 16%, compared to the return of the benchmark S&P 500 of 6% and 9% for our direct peer averages (Arthur J. Gallagher & Co., Brown & Brown, Inc., Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company). We believe we are well positioned to create long-term value by improving our operating performance and generating strong free cash flow.

We compensate our senior executives through incentive programs that measure both long-term and short-term performance. Our long-term incentive program (described in detail under “Leadership Performance Program Under Our 2011 Incentive Plan”) is based on adjusted cumulative earnings per share (a measure driven by operational performance and capital management) across overlapping three-year performance periods. Our short-term incentive program (described in detail under “Annual Incentive Awards Under Our Shareholder-Approved Plan”) is based on adjusted operating income, a measure driven by operating margin and organic revenue growth.

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We achieved strong results against these two metrics, which were the key performance measures under our 2018 annual and 2016-2018 long-term incentive compensation programs. Set forth below are the results against these metrics as well as the results against their GAAP comparative metrics:

•	$1,544M Operating Income; $2,697M Adjusted Operating Income, an increase of 18% year-over-year

•	$10.33 Cumulative EPS; $20.26 Adjusted Cumulative EPS for 2016-2018; $20.31 LPP Adjusted Cumulative EPS for 2016-2018, as compared to target Adjusted Cumulative EPS of $19.01

Because our short-range or long-range corporate planning may dictate a change to the metrics we use over time, we expect to continue reassessing the metrics annually.

Features of Our Executive Compensation Program

The following table provides an overview of our compensation program elements for our NEOs. The guiding philosophy underlying our executive compensation program is to provide a fair, flexible, and market-based total compensation package that is heavily tied to the Company’s short- and long-term performance and aligned with the interests of our shareholders.

	Element	Description	Objectives
Fixed	Base Salary	Fixed amount of compensation for services provided during the year.	Provides our executives with a predictable level of income, determined in view of job responsibilities, experience, contractual commitments, individual performance, and market pay data.
Performance-Contingent	Annual Incentive Compensation

Performance-based annual incentive determined and paid based on achievement of specified annual corporate performance objectives and individual qualitative review of executives’ contributions to business and financial results, delivery of key strategic initiatives, and personal leadership qualities. Annual incentives, if paid, are generally made under our Shareholder-Approved Plan in a combination of 65% cash and 35% in restricted share units that vest over a three—year period.

Serves as a key pay vehicle for recognizing annual results and performance, while the portion payable in time-vested restricted share units promotes retention and provides value tied to long-term Company performance.

Long-Term Incentive Compensation

Performance-based long-term incentive determined and paid under our Leadership Performance Program. LPP awards are issued under our Shareholder-Approved Plan in the form of performance share units that vest upon achievement of specific corporate performance objectives over a three-year performance period.

Encourages and rewards long-term performance by giving executives a significant stake in the Company’s long-term financial success, and promotes retention.

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	Element	Description	Objectives
Benefit Plans	Retirement and Health and Welfare Benefits

Standard 401(k) plan and health and welfare benefits as provided to non-executive full-time employees. We also offer a nonqualified supplemental savings plan to eligible employees who exceed statutory Internal Revenue Service (“IRS”) limits for participation in our 401(k) plan, as well as a non-qualified plan through which eligible employees may defer receipt of their salary and/or annual incentive payments.

Provides competitive benefits to attract and retain talented employees.
Severance	Severance and Change in Control Benefits	Severance benefits payable upon certain qualifying terminations of employment without cause or with specified good reason, including in connection with a change in control.

Provides temporary income stream following termination of employment without cause or with specified good reason and, in the case of change in control protection, ensures continuity and objectivity of management during a change in control event.

Other	Certain Other Benefits

Housing, tax equalization, and various cost of living payments made to certain NEOs in connection with their relocation to London for the Company’s redomestication; limited use of Company-paid airplane; certain NEOs also receive annual health screenings, a supplemental insurance program, reimbursement for club dues, legal services, relocation benefits, and car allowances.

Recognizes and fairly makes NEOs whole for expenses incurred in connection with the Company’s U.K. redomestication; serves to attract and retain committed employees and allow them to focus on job duties.

Our Pay For Performance Orientation and Executive Compensation Philosophy

The core principle of our executive compensation program continues to be pay for performance, as we continue towards our goal of being the leading global professional services firm focused on risk, health, and retirement. That core principle dictates that performance-based pay elements (which constitute the bulk of our NEOs’ total direct compensation) will not be earned or paid unless our shareholders benefit first. In respect of 2018, performance-based compensation comprised approximately 90% of the total direct compensation for Mr. Case and approximately 81% of the total direct compensation on average for our other NEOs:

2018 Total Direct Compensation-CEO 2018 Total Direct Compensation-All Other NEOs

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The “performance-based” pay component of the above graphs is the sum of (1) the cash portion of the NEO’s bonus paid for 2018 performance, plus (2) the target value of all performance-based equity awards granted to the NEO for 2018 performance or during 2018. The “fixed” pay component is the NEO’s 2018 base salary. For our NEOs other than Mr. Case, the actual performance-based amount of total direct compensation ranged from 77% to 86%. Please refer to the Summary Compensation Table below for complete disclosure of the total compensation paid to our NEOs serving in that capacity during the prior three years.

In addition to our heavy focus on pay for performance, our compensation program is complemented by several practices designed to align our executive compensation program with the long-term interests of our shareholders:

Share Ownership Guidelines

Our share ownership guidelines are designed to increase executives’ equity stakes in Aon and to align executives’ interests more closely with those of our shareholders. The guidelines provide that the Chief Executive Officer should attain an investment position in Class A Ordinary Shares equal to six times annual base salary and each other executive officer, including the remainder of our NEOs, should attain an investment position in Class A Ordinary Shares equal to three times annual base salary. The guidelines also establish equity retention rules generally requiring that net shares received through the exercise of share options, the vesting of restricted share units, and the vesting of performance share units are retained until the required investment position is achieved. Class A Ordinary Shares counted toward these guidelines include any shares owned outright, shares owned through an Aon-sponsored savings or retirement plan, shares purchased through an Aon-sponsored employee share purchase plan, shares obtained through the exercise of share options, and shares issued upon the vesting of restricted share units or performance share units. Each of our NEOs held the requisite number of shares under the guidelines as of December 31, 2018.

Mr. Case has agreed to maintain an investment position in Class A Ordinary Shares in excess of those required under our share ownership guidelines. In his employment agreement, he agreed to maintain an investment position equal to 20 times his annual base salary.

Hedging and Pledging Policies

We have a policy prohibiting all executive officers and directors from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, and derivative transactions relating to our securities. We also maintain a policy prohibiting our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.

Independent Compensation Consultant	The Compensation Committee retains an independent compensation consultant to provide advice and market data to bolster the Compensation Committee’s decision-making.
Clawback Policy and Forfeiture Provision

We have adopted an Incentive Repayment Policy applicable to our executive officers. Pursuant to the Incentive Repayment Policy, the Board may cancel or require reimbursement any incentive or equity-based award received if such award was based on the achievement of financial results that are subsequently restated. If the Board determines that the executive officer engaged in fraud that caused or partially caused the need for the financial restatement, the incentive payment or equity-based award is required to be forfeited or reimbursed in full. If the restatement was not the result of fraud by the executive officer, the Board may, to the extent allowed under applicable law, require forfeiture or reimbursement of the amount by which the incentive payment or equity —based award exceeded the lower amount that would have been paid based on the restated financial results. In addition, beginning with equity-based awards granted in 2019, unvested equity-based awards are subject to forfeiture in the event of a material violation of the Company’s policies or procedures or a breach of applicable restrictive covenants.

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2018 Executive Compensation Highlights

Leadership Performance Program. In early 2019, we settled performance share units granted to our NEOs in 2016 under our eleventh LPP cycle (“LPP 11”). The settlement of those units in Class A Ordinary Shares was contingent upon achieving adjusted earnings per share of at least $18.28 (threshold performance) over the performance period from January 1, 2016 to December 31, 2018, and reflects achievement of adjusted earnings per share of $20.31 (after permitted adjustments), which exceeded the target earnings per share of $19.01. Also in 2018, we granted performance share units under our thirteenth LPP cycle (“LPP 13”) to each of our NEOs, which are expected to be settled in 2021 contingent upon the Company’s adjusted earnings per share performance over the January 1, 2018 to December 31, 2020 performance period.

Annual Incentive Compensation. Annual incentive bonuses for 2018 were paid to our NEOs in early 2019 following the Company’s achievement of adjusted operating income of $2,697 million (after permitted adjustments), compared to a pre-determined minimum achievement threshold of $1,635 million. Actual incentive bonuses paid to our NEOs reflected our application of the incentive pool funding guidelines adopted by the Compensation Committee (which are based on a comparison of current year adjusted operating income results against the prior year), as well as the Compensation Committee’s evaluation of each NEO’s contributions to our business and financial results, delivery of key strategic initiatives, and personal leadership qualities. Once determined, annual incentives to our NEOs were paid 65% in the form of cash and 35% in the form of time-vested restricted share units in order to provide value to our executives that is tied to the long-term performance of the Company.

The Executive Compensation Process

Process of Determining Executive Compensation

Management assists the Compensation Committee in managing our executive and director compensation programs. Direct responsibilities of management include, but are not limited to:

•	Recommending executive compensation adjustments and short- and long-term incentive awards and other benefits, where applicable, for executive officers other than the Chief Executive Officer;

•	Providing ongoing review of the effectiveness of our executive compensation programs and alignment of the programs with our objectives;

•	Designing and recommending appropriate amendments to our long-term and short-term cash and equity-based incentive plans for executives; and

•	Designing and recommending appropriate amendments to our employee benefit plans.

In the first quarter of 2018, our independent directors evaluated our Chief Executive Officer’s performance and compensation. At that time, the Compensation Committee also evaluated the performance and reviewed the compensation of selected other senior executives. During this review, the Compensation Committee approved for each executive officer a target annual incentive for 2018 performance and the specific corporate performance metric that our performance would be measured against for 2018.

In early 2019, and in connection with the Compensation Committee’s annual compensation review, management presented the Compensation Committee with compensation tally sheets reporting compensation paid for the prior four years and competitive pay data, where available, as a market check. The Compensation Committee also reviewed and considered Aon’s overall performance against targets that were established for 2018. This review culminated in certain compensation decisions made by the Compensation Committee with respect to our executive officers during the first quarter of 2019, which are described in more detail below.

Relationship With Executive Compensation Consultant

Since 2005, the Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. FW Cook provides expertise on various matters coming before the Compensation Committee. FW Cook is engaged by, and reports directly to, the Compensation Committee, and does not advise management or receive other compensation from Aon. FW Cook typically participates in all Compensation Committee meetings during which executive compensation matters are discussed and communicates with the Chair of the Compensation Committee between meetings. During 2018, FW Cook assisted the Compensation Committee by providing insights and advice regarding our

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compensation philosophy, objectives, and strategy; developing criteria for identification of our peer group for executive and Board compensation and Company performance review purposes; reviewing management’s design proposals for short-term cash and long-term equity incentive compensation programs; providing insights and advice regarding our analysis of risks arising from our compensation policies and practices; providing change in control severance calculations for our NEOs in the 2018 annual proxy disclosure; providing compensation data from our peer group proxy and other disclosures; advising on the terms and conditions of the renewal of employment agreements and transition to employment letters with our senior executive officers; and advising and providing comments on management’s recommendations regarding executive officers’ annual incentives for 2018 and equity-based awards granted in 2018. Management periodically retains other consulting firms to provide pay survey data and other non-executive compensation services that may be presented to or reviewed by the Compensation Committee.

The Compensation Committee has assessed the independence of FW Cook pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee.

How We Determine Total Compensation

The Compensation Committee generally targets a competitive level and mix of total direct compensation elements using market data as a reference point. For 2018, the Compensation Committee did not use a specific formula or any specific benchmark or target to determine total compensation, individual components of compensation, or the relative mix of pay components, and setting compensation levels in 2018 was not a mechanical process. Rather, the Compensation Committee used its judgment and business experience. The Compensation Committee’s overall intent was to manage the various elements of total compensation together so that the emphasis of the Company’s compensation program was on its variable components of pay, including long-term equity awards and annual bonus awards that fluctuate based on Aon’s performance.

Use of Tally Sheets

The Compensation Committee regularly reviews compensation tally sheets. The tally sheets assign dollar amounts to each component of the executive’s compensation, including base salary, annual incentives (target and actual), long-term incentives granted and outstanding, and employee benefits (including health care and qualified and non-qualified retirement plans), relocation benefits including income tax equalization, perquisites, and potential change in control severance payments. The tally sheets are presented to the Compensation Committee to ensure it is aware of all rewards components and the value of such elements when making compensation decisions.

Involvement of Mr. Case in the Compensation Process

Each year, the Compensation Committee approves all elements of compensation for our NEOs and other executive officers (other than Mr. Case). These decisions are typically made during the annual compensation review process conducted in the first quarter of the year. The Compensation Committee solicits certain recommendations from Mr. Case and our Chief Human Resources Officer.

Mr. Case recommends to the Compensation Committee the equity award, annual incentive payment, and base salary adjustments, if any, for the executive officers who report directly to him. He has direct knowledge of the contributions made to Aon by those executive officers and he shares this knowledge with the Compensation Committee. Mr. Case supports his recommendations by providing performance evaluations for his direct reports.

During the annual review process, our Chief Human Resources Officer and the Chairman of the Compensation Committee work together on Mr. Case’s annual evaluation report, which summarizes Mr. Case’s qualitative and quantitative performance. The report is considered, along with other factors (including the Compensation Committee’s own assessment of Mr. Case’s performance, relevant market data, and Aon’s overall performance), in determining Mr. Case’s compensation.

The Compensation Committee has the ultimate authority to make compensation decisions. The Compensation Committee discusses its preliminary compensation decisions with the independent members of the Board who do not serve on the Compensation Committee. This process garners valuable input from those directors regarding the executives’ performance. The sharing of performance review information also aids the directors in carrying out their succession planning responsibilities. After considering input from those directors, the Compensation Committee makes its final determination.

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Mr. Case, together with our Chief Human Resources Officer and our Chief Financial Officer, makes recommendations to the Compensation Committee relating to the corporate performance targets to be established under Aon’s annual incentive and long-term equity incentive programs. The Compensation Committee reviews such recommendations with FW Cook and reserves the ultimate authority to set such targets and to determine whether such goals were achieved.

Result of Advisory Vote by Shareholders on Our “Say on Pay” Proposal

The Compensation Committee considered the results of the advisory vote by shareholders on the “say on pay” proposal presented to our shareholders at our 2018 annual general meeting of shareholders. As reported in our Current Report on Form 8-K, filed with the SEC on June 27, 2018, approximately 83% of shareholder votes cast at that meeting were voted in support of the compensation program offered to our NEOs. Accordingly, the Compensation Committee made no changes to our executive compensation programs as a result of such vote.

Review of Compensation Policies and Practices

We believe that we maintain an appropriate level of prudence associated with our compensation programs and will continue to do so. We engage in a process to evaluate whether our executive and broad-based compensation programs contribute to unnecessary risk-taking, which includes an assessment by the Compensation Committee’s independent consultant of whether these programs create material risk. We have concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company. In the first quarter of 2019, FW Cook assessed our executive compensation policies and practices and also concluded that they do not motivate imprudent risk-taking.

Internal Pay Relationships

In determining an executive officer’s target annual incentive or long-term performance award value, the Compensation Committee will, from time to time, consider internal pay relationships. However, the Compensation Committee has not adopted a broad internal pay equity policy pursuant to which each executive officer’s compensation, or one or more components thereof, is related to or benchmarked against the compensation of other executive officers.

Tax Deductibility of Executive Compensation

Prior to the passage of the Tax Cuts and Jobs Act of 2017 (the “TCJA”) on December 22, 2017, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallowed a tax deduction to publicly held companies for compensation paid to certain covered executive officers in excess of $1 million per officer, unless such compensation qualified as “performance-based.” Under the TCJA, the performance-based exception has been repealed with respect to taxable years beginning after December 31, 2017; however, the new rules do not apply to compensation paid pursuant to a written binding contract in effect as of November 2, 2017 that is not materially modified thereafter. While the TCJA may limit the deductibility of compensation paid to our NEOs, the Compensation Committee will continue to monitor developments in this area and will—consistent with past practice—retain flexibility to design compensation programs that are in the best long-term interests of the Company and our shareholders.

Compensation Committee Interlocks and Insider Participation

During 2018, the Compensation Committee was composed of Mr. Notebaert (Chairman), Mr. Cai, Mr. Campbell, Ms. Francis, Mr. Morrison (until his resignation from the Board on June 22, 2018), General Myers, and Dr. Woo. No member of the Compensation Committee was, during 2018 or previously, an officer or employee of Aon or any of its subsidiaries. In addition, during 2018, there were no Compensation Committee interlocks required to be disclosed.

Analysis of Key 2018 Compensation Decisions

Peer Group

Our peer group is reviewed on an annual basis. We set executive compensation at levels that we believe are appropriate and competitive for global professional services firms within our market sector and the general industry marketplace. We review annual financial reports filed by our peer group. For purposes of evaluating the competitive market (but not for purposes of benchmarking to specific percentiles), we look at peer group compensation data. We compare the total direct compensation (defined as base salary, actual bonus, and equity-based awards) for our NEOs to the total direct compensation for executives at selected peer companies where job descriptions are sufficiently similar to those of our executives to permit comparison.

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In November 2017, we reviewed our peer group composition with FW Cook. The defined criteria used to establish our peer group includes global financial services industry companies or major consulting firms with which we compete for executive talent or financial capital, that are between one-third and three times our size in average market capitalization (calculated over the most recent eight quarters to reduce volatility), between one-fourth and four times our size in trailing four-quarter revenues, and with at least half our headcount or revenues per employee that are between one-half and two times our revenues per employee. As a result of the peer group composition review, we determined that three companies (Aetna Inc., Automatic Data Processing, Inc., and Xerox Corporation) should be removed as they longer fell within the defined criteria used to establish our peer group due to financial metrics or type of business, and two new companies (Fidelity National Information Services and Morgan Stanley) should be added to better represent the information technology services and diversified financial GICS classification. In addition, the peer group was adjusted to reflect the entity name changes of Computer Sciences Corporation and McGraw Hill Financial, Co., to DXC Technology and S&P Global, Inc., respectively. The Compensation Committee referred to this 2018 peer group when determining the actual annual incentive award paid in 2018 related to 2017 performance.

In November 2018, we again reviewed our peer group composition with FW Cook. As a result of that review, we determined that no changes to our peer group were warranted. The Compensation Committee referred to the 2019 peer group when determining the actual annual incentive awards paid in 2019 related to 2018 performance. Our 2018 and 2019 peer group members are listed below:

2018 and 2019 Peer Group
Accenture plc	DXC Technology	Morgan Stanley
A.J. Gallagher & Co.	Fidelity National Information Services	Northern Trust Corporation
The Allstate Corporation	Fiserv, Inc.	S&P Global
Bank of New York Mellon	Marsh & McLennan Companies, Inc.	State Street
Cognizant Technology Solutions Corp.	Moody’s Corporation	Willis Towers Watson plc

Base Salary

Using the peer group and executive compensation review processes outlined above, the Compensation Committee annually considers and reviews salaries for our executive officers. While base salaries for our senior executives are adjusted infrequently, they may be occasionally adjusted to, among other things, recognize changes in job responsibilities or to bring the fixed component of an executive’s total compensation in line with his or her peers at the Company or the industry generally. Where approved, base salary adjustments generally take effect on April 1. The base salaries for our NEOs were not adjusted in 2018.

Leadership Performance Program Under Our Shareholder-Approved Plan

During the first quarter of 2018, we granted performance share units to our executive officers, including each NEO, pursuant to LPP 13, a sub-plan of our Shareholder-Approved Plan. During the first quarter of 2019, we determined our actual levels of achievement under LPP 11.

LPP 13. This is our thirteenth layer of consecutive three-year performance cycles for long-term incentive awards granted to our most senior leaders. It is intended to further strengthen the relationship between capital accumulation for our executives and long-term financial performance of the Company and increasing shareholder value. The performance share units awarded under LPP 13 are payable (to the extent earned) in the form of Class A Ordinary Shares. The nominal value of the awards was determined and approved by the Compensation Committee. The number of target performance share units was calculated on the date of grant based on that day’s closing price for Class A Ordinary Shares on the NYSE. The performance share units under LPP 13 will be earned and settled in a range of 0% (if the threshold level is not achieved) to 200% of the target number of shares based on the Company’s cumulative adjusted EPS over the three-year performance period.

The performance results for LPP 13 will be measured against three-year publicly reported adjusted cumulative EPS growth rate, subject to limited adjustments set forth in the program documentation at the beginning of the three-year period. The adjustments are intended to exclude the impact of unusual or infrequently occurring items, so as to provide a target that, while challenging, eliminates the impact of certain events and circumstances outside of the control of the relevant executive

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officers. The Compensation Committee’s selection under LPP 13 of the three-year performance period and cumulative adjusted EPS financial performance metric provides the award recipients a reasonable period of time within which to achieve and sustain challenging long-term growth objectives. The Compensation Committee believes adjusted EPS is a more effective measure of Company performance for purposes of motivating executive performance than against EPS calculated in accordance with U.S. GAAP, as the adjusted measure provides a target that is within the executives’ control and area of accountability. Further, the Company believes that adjusted EPS provides a perspective on the Company’s ongoing core operating performance that is more consistent with how shareholders measure our success and that creates transparency and clarity for participants.

In determining the individual awards under LPP 13, the Compensation Committee considered internal pay relationships, the award recipient’s compensation mix, and total direct compensation.

LPP 11. In early 2019, we determined the actual achievement under LPP 11. The performance period for LPP 11 ended on December 31, 2018.

LPP 11—Performance Share Units (Performance Period 1/1/2016—12/31/2018)

Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Cumulative Adjusted EPS	$18.28	$19.01	$20.72
		Actual	$20.31

For LPP 11, the cumulative adjusted EPS goals from continuing operations ranged from a threshold level of $18.28, below which no payout would occur, to $20.72 or higher, which would have yielded shares equal to 200% of the target number. A result of $19.01 in cumulative adjusted EPS from continuing operations would have yielded shares equal to 100% of the target number. This target represented a 4.8% increase over the EPS target for the tenth cycle of our LPP established for the performance period from 2015 through 2017 (“LPP 10”). Our actual cumulative adjusted EPS from continuing operations for the three-year period (after permitted adjustments, as described below) was $20.31, resulting in a payout at 183% of target.

The adjusted EPS from continuing operations results for LPP 11 include adjustments detailed by the plan governing LPP 11 and approved by the Compensation Committee. For each year of the performance period associated with LPP 11, adjustments to EPS from continuing operations were approved by the Compensation Committee to address the impact of extraordinary legal settlements, the divestiture of our benefits administration and business process outsourcing platform, the disposition of National Flood Services, and restructuring savings. Each NEO received a distribution under LPP 11.

We do not pay dividends or dividend equivalents on performance share units.

Annual Incentive Awards Under Our 2011 Incentive Plan

Shareholder-Approved Plan. Under our Shareholder-Approved Plan, the Compensation Committee annually approves the framework for our annual incentive compensation program, including the applicable Aon-wide performance metric and minimum achievement threshold against that performance metric. If the metric is not achieved, no annual bonuses are payable under the Shareholder-Approved Plan. If the minimum achievement threshold is met, the Shareholder-Approved Plan allows for the payment of current-year annual incentives to our executive officers up to a cap of the lesser of $10 million or the maximum annual incentive otherwise established by the Compensation Committee for each executive officer. For 2018, the Compensation Committee established a cap of 300% of each NEO’s target annual incentive.

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In the first quarter of 2018, the Compensation Committee set annual incentive eligibility for our NEOs. For each NEO, annual incentive eligibility was set as a target percentage of the executive’s base salary at year end (and, for Ms. Davies and Mr. Lieb, their annual foreign service allowance received in connection with their relocation to London). The target annual incentives for each of our NEOs are shown in the table below:

NEO	2018 Target Annual Incentive
Case	$3,000,000
Davies	$1,530,000
Andersen	$900,000
O’Connor	$900,000
Lieb	$805,000

The Shareholder-Approved Plan does not provide guidelines or formulas for determining the actual annual incentives payable to our executive officers once the metric is achieved. If the metric is achieved, the Shareholder-Approved Plan allows the Compensation Committee to award an annual incentive up to the previously established cap. As explained below, for 2018, the Compensation Committee adopted a framework (the “Executive Committee Incentive Compensation Plan”) for determining actual annual incentives to be paid if the metric under the Shareholder-Approved Plan was achieved.

2018 Metric Under Shareholder-Approved Plan. In the first quarter of 2018, the Compensation Committee determined that 2018 Aon-wide performance would be measured by growth in adjusted operating income (“OI”) for 2018 (as adjusted for unusual or infrequently occurring items) as compared to a 2017 baseline adjusted OI number of $2,277 million. The 2017 baseline was determined based on 2017 adjusted OI ($2,336 million) less $59 million related to the restatement of OI due to the adoption of the Financial Accounting Standard Board’s new revenue recognition standard, effective January 1, 2018. The Compensation Committee set the minimum achievement threshold at 70% of the 2017 adjusted OI, or $1,635 million. The Compensation Committee retained the discretion to further adjust OI under the plan for extraordinary, unusual, or infrequently occurring items. The Compensation Committee selected OI as the measure to emphasize performance of Aon as a whole and directly link executives’ awards to Aon’s key business initiatives of delivering distinctive client value and achieving operational excellence.

The Compensation Committee set the minimum threshold at 70% because we believed performance below that level would not create sufficient value for the Company’s shareholders and, therefore, should not result in annual incentive payments. If the minimum achievement threshold is satisfied, an annual incentive pool is funded as described below under “Determining 2018 Annual Incentives.”

2018 Actual Performance. During the first quarter of 2019, the Compensation Committee determined that Aon’s 2018 adjusted OI was $2,464 million (after permitted adjustments), or 108.2%, of the 2017 baseline. This exceeded the minimum threshold established under the Shareholder-Approved Plan.

Determining 2018 Annual Incentives. In the first quarter of 2018, the Compensation Committee approved the Executive Committee Incentive Compensation Plan for funding the total annual incentive pool under the Shareholder-Approved Plan for those executives and members of senior management that at such time comprised Aon’s management executive committee. That group included each of our NEOs. The rationale for establishing this funding framework was to provide executives with a clear connection between the expected reward and the required performance, as well as a basis for annual incentive accruals. Under those guidelines, the size of the incentive pool generally equals the budgeted accruals for aggregate target annual incentive payments for members of the Company’s executive committee, multiplied by the percentage increase in OI from the 2017 baseline to 2018 (reduced by 200 basis points), although the Compensation Committee retains the discretion to approve increases (up to 10%) and decreases (up to 20%) in the size of the incentive pool. In other words, the incentive pool is only funded at target if there is a 2% increase in adjusted OI over the previous year. However, no individual could receive an award in excess of the maximum amount established by the Committee (the lesser of $10 million or three times their target annual incentive).

In accordance with the Shareholder-Approved Plan, the Executive Committee Incentive Compensation Plan would not be funded unless Aon achieved the minimum threshold of 70% of the 2017 baseline. After determining that the minimum

34        2019 Aon Proxy Statement

threshold had been achieved, the Compensation Committee then met in February 2019 to determine the funding status of the incentive pool. After application of the formula guidelines described above, the total incentive pool reserved for members of the Company’s executive committee (including our NEOs), was determined to be $15.5 million. None of the NEOs received their maximum annual incentive of the lesser of $10 million or three times their target annual incentive. Each NEO received in the range of 100% to 111% of their target annual incentive, other than Mr. Case, who received an annual incentive of $2 million, or 67% of target annual incentive. For Mr. Case, the Board decided to reallocate the mix of short-term and long-term incentives by shifting $1 million of short-term incentives related to 2018 (payable in 2019) to a $1 million increase in Mr. Case’s long-term LPP award that vests in 2022, and is contingent upon obtaining longer-term 3-year performance goals.

The following table sets forth the actual annual incentive paid to each of our NEOs under the Executive Committee Incentive Compensation Plan for the year:

NEO	2018 Actual Annual Incentive
Case	$2,000,000
Davies	$1,600,000
Andersen	$1,000,000
O’Connor	$900,000
Lieb	$850,000

In determining annual incentives for our NEOs, the Compensation Committee (or, with respect to Mr. Case, the independent members of the Board) took into account several factors, including Mr. Case’s compensation recommendations for the NEOs (other than himself), business and financial results, individual delivery of key strategic initiatives, and personal leadership qualities.

•

With regard to Mr. Case, the independent members of the Board determined that, under his leadership, the Company delivered positive progress across the four key metrics that we communicate to shareholders: organic revenue growth, adjusted operating margins, adjusted diluted earnings per share, and free cash flow. Organic revenue growth was 5%, operating margin on an adjusted basis increased 220 basis points to 25.0%, adjusted EPS increased 26% to $8.16 and free cash flow increased 198% to $1,446 million. During 2018, the Company also achieved a record share price of $165.58 and deployed $1.8 billion of capital through share repurchases and dividends. During Mr. Case’s leadership which began in April 2005, our average annual total shareholder return has been 16%, compared to the return of the benchmark S&P 500 of 6% and 9% for our direct peers. Under Mr. Case’s leadership, we also made key progress on strategic initiatives including the formation of the Aon Operating Committee, our transition to a single brand, the appointment of our co-presidents, the formation of the New Ventures Group and Enterprise Client Group, the expansion of Aon Business Services, and the continuation of our restructure program. The independent members of the Board also determined that Mr. Case demonstrated leadership behavior that aligned with Aon’s leadership model for colleague, market, and client interactions.

•

With regard to Ms. Davies, the Compensation Committee determined that her individual efforts contributed substantially to the Company’s strong business and financial results in 2018 including the four key metrics that we report to shareholders: organic revenue growth, adjusted operating margins, adjusted diluted earnings per share, and free cash flow. In particular, Ms. Davies was instrumental in delivering our strong adjusted earnings per share results, which exceeded our growth target for the year. Ms. Davies also led the Company’s long-term capital investment strategy, substantially strengthened our capabilities in the mergers and acquisitions integration area, and worked with other key leaders to substantially increase the Company’s return on invested capital to 21.6%, a distinctive level. The Compensation Committee also determined that Ms. Davies demonstrated leadership behavior that aligned with Aon’s leadership model for colleague, market, and client interactions.

•

With regard to Mr. Andersen, the Compensation Committee determined that his individual efforts contributed substantially to the Company’s financial results in 2018 and positive progress against the four key metrics that we communicate to shareholders. In particular, Mr. Andersen was instrumental in delivering strong organic revenue growth of 7% in Reinsurance, 2% in Retirement Solutions and supporting the implementation of our Aon United operating model as

2019 Aon Proxy Statement        35

Co-President of Aon. Mr. Andersen also supported the growth in profitability in our EMEA and Latin American regions. The Compensation Committee also determined that Mr. Andersen demonstrated leadership behavior that aligned with Aon’s leadership model for colleague, market, and client interactions.

•

With regard to Mr. O’Connor, the Compensation Committee determined that his individual efforts contributed substantially to the Company’s financial results in 2018 and positive progress against the four key metrics that we communicate to shareholders. In particular, Mr. O’Connor was instrumental in delivering strong organic revenue growth of 6% in Commercial Risk Solutions, 5% and 3% in Health and Data & Analytic Services, respectively, and supporting the implementation of our Aon United operating model as Co-President of Aon. Mr. O’Connor also supported the growth in profitability in our APAC and US regions. The Compensation Committee also determined that Mr. O’Connor demonstrated leadership behavior that aligned with Aon’s leadership model for colleague, market, and client interactions.

•

With regard to Mr. Lieb, the Compensation Committee determined that Mr. Lieb successfully managed the Company’s error and omission claims exposure, including successful resolutions of a number of key legal and compliance matters. Mr. Lieb also delivered key improvements to the Company’s legal and compliance capacities through proactive partnership with the Company’s business units and appropriate management of our global compliance and reputation risk. The Compensation Committee also determined that Mr. Lieb demonstrated leadership behavior that aligned with Aon’s leadership model for colleague, market, and client interactions.

Generally, all annual incentive awards for executive officers are payable 65% in cash and 35% in restricted share units, with such restricted share units vesting ratably over a three-year period (subject to certain forfeiture provisions). These restricted share units are intended to further focus employees’ attention on Aon’s long-term performance and to further promote retention and increased share ownership. These awards will be settled (to the extent vested) in Class A Ordinary Shares; we also provide dividend equivalents on unvested restricted share units in cash at the same time that actual dividends are paid. The Compensation Committee believes that paying a substantial portion of the executive’s annual incentive award in the form of restricted share units strikes a fair balance between reward for past performance and incentive for future improvements. The restricted share units and the cash portion of the bonus were paid to executives during the first quarter of 2019 for 2018 performance.

Executive and Relocation Benefits

Executive Benefits. In addition to our broad-based employee benefit programs that are available to our employees generally (such as health coverage, 401(k) plan, etc.), each of our currently serving NEOs is eligible to participate in a deferred compensation program and a supplemental savings plan. Only Mr. Andersen participates in our defined benefit pension plan or the supplemental pension program because each other NEO was hired after the Aon Pension Plan was closed to new hires in 2004. Additional information regarding these qualified and non-qualified plan benefits is set forth under the headings “Pension Benefits in Fiscal 2018” and “Nonqualified Deferred Compensation in Fiscal 2018” contained in this proxy statement. We also provide an executive health screening program available to all members of our management executive committee, including our NEOs.

Relocation Benefits. In 2018, we continued to provide relocation benefits resulting from our relocation of our headquarters to London, United Kingdom to certain of our NEOs. Relocation benefits are customary for expatriate assignments for us and other employers in our industry. The Compensation Committee approved certain relocation benefits for the relocating executives after consulting with FW Cook, and each relocating executive has signed an international assignment letter with Aon that sets forth the relocation benefits available to him or her. The relocation packages for our NEOs are intended to keep them “whole” on a total rewards basis, be transparent and equitable, and reflect competitive practices and benchmarks of industry peers. The Compensation Committee periodically reviews the relocation packages of our executives. These benefits are provided pursuant to international assignment letters with our NEOs on assignment, which are described in more detail under the heading “International Assignment Letters.”

The compensation received in the form of such benefits is reflected in the Summary Compensation Table for Fiscal Years 2018, 2017, and 2016.

36        2019 Aon Proxy Statement

Post-Termination Compensation

We believe that providing severance and change in control severance benefits is critical to recruit talented employees and secure the continued employment and dedication of our existing employees. All or nearly all of the companies with which we compete for talent have similar arrangements in place for their senior executives. While we consider these benefits to be necessary, the terms of these benefits are not considered as part of the compensation strategy when the Compensation Committee annually determines the compensation for the NEOs. Additional information about post-termination compensation is set forth in the section captioned “Potential Payments on Termination or Change-in-Control” contained in this proxy statement.

Severance Benefits Upon Change in Control. Our NEOs, other than Mr. Case, are eligible for change in control severance benefits under our Combined Severance Plan. The Combined Severance Plan provides that covered executives would receive certain severance benefits upon qualifying terminations of employment in connection with or within two years following a change in control of Aon. Thus, the Combined Severance Plan requires a “double trigger”—a qualifying change in control of Aon and a qualifying termination of the executive’s employment—for severance benefits to become payable. Mr. Case, who is not covered under the Combined Severance Plan, is party to an individual change in control severance agreement with the Company that also provides certain severance benefits upon a qualifying termination in connection with or within two years following a change in control of Aon. Neither the Combined Severance Plan nor Mr. Case’s individual agreement provides for excise tax gross-up protection in the event the executive becomes subject to tax under Section 280G of the Code in connection with such double trigger.

Additional information regarding the change in control arrangements for our NEOs is set forth in the section captioned “Potential Payments on Termination or Change in Control” contained in this proxy statement.

Severance Benefits Pursuant to Employment Agreements and Combined Severance Plan. We have entered into agreements with certain executive officers that provide for post-employment severance benefits and transitional compensation if the officer’s employment terminates for a qualifying event or circumstance unrelated to a change in control of Aon, such as being terminated without “cause” as such term is defined in the operative agreement. To the extent that members of our executive committee (including our NEOs) are not party to an individual employment agreement providing for severance benefits, those individuals are eligible to receive severance benefits under the Combined Severance Plan. During 2018, each of our NEOs had an employment agreement providing for severance benefits or were eligible to receive severance benefits under the Combined Severance Plan. Additional information regarding such post-employment severance or transitional compensation for Mr. Case and the other NEOs is set forth in the section captioned “Potential Payments on Termination or Change in Control” contained in this proxy statement.

Directors’ Remuneration Policy

In accordance with English law, our shareholders approved our directors’ remuneration policy at our 2017 annual general meeting. The directors’ remuneration policy is consistent with the compensation programs and policies set forth in this CD&A and provides a binding framework within which the Compensation Committee oversees the Company’s compensation programs applicable to management and non-management directors. The directors’ remuneration policy provides the Compensation Committee with discretion to administer the Company’s compensation programs.

As reported in our Current Report on Form 8-K filed with the SEC on June 27, 2017, there was significant support by shareholders for the directors’ remuneration policy. All compensation reported in this proxy statement was in compliance with the approved directors’ remuneration policy.

Extensions of Employment Arrangements for Mr. Case and Ms. Davies

The employment agreements of Mr. Case and Ms. Davies (which are described in greater detail under the heading “Employment Agreements”) were amended effective April 20, 2018 and April 19, 2018, respectively, to extend the term of those agreements through April 1, 2023. Prior to such amendments, the agreements would have expired (unless earlier terminated) on April 1, 2020. The amendments did not modify the compensation arrangements of either Mr. Case or Ms. Davies. Prior to approving these extensions, the Compensation Committee (and, with respect to Mr. Case, the Board) reviewed and considered the performance of Mr. Case and Ms. Davies during their respective periods of leadership with the Company (which, in both cases, exceeds the past decade), and the Company’s performance during those periods, including our significant shareholder return as compared to the S&P 500 and our peers. Although the Company’s general intent is to move away from fixed-term

2019 Aon Proxy Statement        37

employment agreements for management employees, the Compensation Committee (and, with respect to Mr. Case, the Board) determined that securing the long-term commitment of our Chief Executive Officer and Chief Financial Officer was in the best interest of the Company and its shareholders, based on their established track record of success and consistent shareholder value creation.

38        2019 Aon Proxy Statement

Executive Compensation

The executive compensation disclosure contained in this section reflects compensation information for the years ended December 31, 2018, December 31, 2017, and December 31, 2016 with respect to our “named executive officers” or “NEOs” for all years in which each NEO served in that capacity. The following Summary Compensation Table contains compensation information for the following NEOs: (1) Mr. Case, who served as our Chief Executive Officer during 2018 (and as our President from January 1, 2018 through May 14, 2018), (2) Ms. Davies, who served as our Chief Financial Officer during 2018, (3) Mr. Andersen, Mr. O’Connor, and Mr. Lieb, who were our three other most highly compensated executive officers serving as of December 31, 2018.

Summary Compensation Table for Fiscal Years 2018, 2017, and 2016

Name and Principal Position	Year	Salary (S)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Gregory C. Case	2018	1,500,000	—	12,694,073	—	1,300,000	—	669,802	16,163,875
Chief Executive	2017	1,500,000	—	11,086,351	—	1,300,000	—	723,331	14,609,682
Officer	2016	1,500,000	—	11,064,618	—	1,950,000	—	720,155	15,234,773
Christa Davies	2018	900,000	—	4,375,050	—	1,040,000	—	6,003,119	12,318,169
Executive Vice President	2017	875,000	—	3,648,221	—	936,000	—	1,923,293	7,382,514
and Chief Financial Officer	2016	800,000	—	3,641,222	—	1,040,000	—	3,231,186	8,712,408
Eric Andersen	2018	900,000	—	2,944,817	—	650,000	—	44,355	4,539,172
Co-President	2017	875,000	—	2,692,635	—	526,500	—	49,702	4,143,837
	2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Michael O’Connor	2018	900,000	—	2,944,817	—	585,000	10,544	62,002	4,502,363
Co-President	2017	875,000	—	2,657,686	—	526,500	9,947	54,655	4,123,788
	2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter Lieb	2018	700,000	—	1,771,221	—	552,500	15,149	1,029,170	4,068,040
Executive Vice President,	2017	700,000	—	1,745,084	—	503,750	14,292	1,076,183	4,039,309
General Counsel & Company Secretary	2016	700,000	—	1,741,860	—	552,500	9,129	1,047,102	4,050,591

(1)

The amounts shown reflect the aggregate grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”)) of restricted share unit awards (paid in satisfaction of 35% of each NEO’s annual incentive award for the previous performance year) and performance share unit awards granted to our NEOs pursuant to the Shareholder-Approved Plan in 2018, 2017, and 2016. These amounts disregard adjustments for forfeiture assumptions and do not reflect amounts actually paid to, or realized by, the NEOs in the years shown, or any prior years.

2019 Aon Proxy Statement        39

In 2016-2018, each of our NEOs received awards under the LPP with a grant date fair value as set forth in the table below.

Name	Year	Grant Date Fair Value of Performance Share Unit Awards Assuming Probable Outcomes Under LPP ($)	Grant Date Fair Value of Performance Share Unit Awards Assuming Achievement of Maximum Performance Levels Under LPP ($)

Gregory C. Case	2018	11,994,139	23,988,279
	2017	10,036,338	20,072,677
	2016	10,014,650	20,029,300
Christa Davies	2018	3,871,087	7,742,173
	2017	3,088,209	6,176,418
	2016	3,081,178	6,162,356
Eric Andersen	2018	2,661,347	5,322,694
	2017	2,412,688	4,825,377
Michael O’Connor	2018	2,661,347	5,322,694
	2017	2,412,688	4,825,377
Peter Lieb	2018	1,500,007	3,000,015
	2017	1,447,544	2,895,089
	2016	1,444,343	2,888,686

For awards granted under the LPP, the grant date fair value of performance share units is calculated in accordance with ASC Topic 718 based on the probable outcome of the performance conditions at the time of grant. Set forth above are the grant date fair values of the performance share unit awards granted under the LPP, calculated assuming (i) the probable outcome of the performance conditions for each program, which amount is included in the “Stock Awards” column of this Summary Compensation Table and (ii) achievement of the maximum levels of performance (which is the dollar value attributed to the original award multiplied by 200% for each year shown for the LPP). The amounts shown in the table above reflect the aggregate grant date fair value for these awards computed in accordance with ASC Topic 718, and do not correspond to the actual value that will be recognized by our NEOs.

In February 2019, the following awards of restricted share units were issued to the NEOs in recognition of 2018 performance and represent 35% of each NEO’s annual incentive award for that year: Mr. Case, 4,070; Ms. Davies, 3,301; Mr. Andersen, 2,063; Mr. O’Connor, 1,857; and Mr. Lieb, 1,754. To the extent these individuals are designated as NEOs in future years, the grant date fair value of restricted share units will be reflected as compensation for Fiscal Year 2018 in the “Stock Awards” column of the Summary Compensation Table in future proxy statements. For further information on the awards granted in 2018, see the “Grants of Plan-Based Awards in Fiscal Year 2018” table below.

(2)

The amounts shown in the “Non-Equity Incentive Plan Awards” column for each of 2018, 2017 and 2016 reflect the cash portion of the annual incentive awards earned by the NEOs for performance in those years (generally, under the terms of those awards, 35% is paid in the form of restricted share units and 65% is paid in the form of cash). These amounts were actually paid to the NEOs in the first quarter of the year following the relevant performance year.

(3)

Mr. O’Connor and Mr. Lieb are the only NEOs who have participated in the Deferred Compensation Plan. For the amounts deferred prior to January 1, 2014, the investment options under the Deferred Compensation Plan include a fixed annual rate of 6%. The amount included in this column represents the difference between the interest rate used to calculate earnings under this fixed return and 120% of the applicable federal long-term rate.

(4)	For 2018, the amounts reported as “All Other Compensation” consist of the following components:

Name	Company Contributions ($)(a)	Perquisites ($)(b)	Other ($)(c)	Tax Reimbursements ($)(d)	Total ($)

Gregory C. Case	29,125	26,164	614,513	—	669,802

Christa Davies	29,125	66,356	527,510	5,380,128	6,003,119

Eric Andersen	31,375	12,980	—	—	44,355

Michael O’Connor	29,125	32,877	—	—	62,002

Peter Lieb	26,875	51,290	552,510	398,495	1,029,170

(a)

The amounts shown in the “Company Contributions” column represent, for each of our NEOs, (i) a contribution by Aon of $17,500 for each of Mr. Case, Ms. Davies and Mr. Andersen, and $17,875 for each of Mr. O’Connor and Mr. Lieb, to the Aon Savings Plan, our qualified defined contribution plan; and (ii) a contribution by Aon of $11,625 for each of Mr. Case and Ms. Davies, $13,875 for Mr. Andersen, $11,250 for Mr. O’Connor, and $9,000 for Mr. Lieb to the Aon Supplemental Savings Plan, a non-qualified defined contribution plan.

(b)

In connection with the redomestication, certain of our NEOs agreed to relocate to London, U.K. Relocation benefits are customary for expatriate assignments for the Company and other employers in its industry. The relocation packages are intended to keep the transferred executives “whole” on a total rewards basis, be transparent and equitable, and reflect competitive practices and benchmarks of industry counterparts. This column also includes amounts Aon paid to third parties for the NEO’s eligible dependents’ schooling or assistance in preparing his or her tax returns in connection with the redomestication.

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In 2018, the Company provided perquisites related to the relocation as follows:

Name	Schooling Assistance ($)	Tax Preparation Services ($)

Gregory C. Case	—	3,725

Christa Davies	40,917	17,902

Michael O’Connor	—	14,200

Peter Lieb	—	43,398

For a description of cash allowances and cash bonuses paid to our NEOs in connection with the relocation, see footnote (c) below.

Ms. Davies, Mr. O’Connor, and Mr. Lieb participated in Aon’s executive health screening program in 2018. The amount included in “All Other Compensation” is the actual cost to Aon of the NEO’s use of this program, which was $7,537 for Ms. Davies, $11,250 for Mr. O’Connor, and $620 for Mr. Lieb.

Mr. O’Connor and Mr. Lieb received reimbursement for club dues of $3,630 and $7,272 respectively. Mr. Andersen also received an annual car allowance of $12,000. Mr. O’Connor and Mr. Andersen each received a non-cash gift for being named Co-President (grossed up for taxes in the amount of $398 and $480, respectively). Mr. O’Connor’s perquisites include the value (for airfare, hotel, gifts, spa services, and meals) related to his spouse’s attendance at a Company-related sales incentive event with Mr. O’Connor. These amounts are reflected in the perquisite column for these NEOs.

As part of Mr. Case’s employment agreement, Aon provides Mr. Case with life insurance coverage in the amount no less than $5,000,000 during the term of his agreement. This amount reflects the cost above and beyond the cost of life insurance that is provided to a typical Aon employee. For 2018, the cost was $20,635

We maintain an arrangement with NetJets for use of chartered aircraft and associated ground travel as necessary. Infrequently, an NEO will use a NetJets flight for personal purposes, or the spouse or guests of an NEO may accompany the executive when a NetJets flight is already going to a specific destination for a business purpose. In the case of a personal flight, the cost to the Company of such flight is reimbursed to the Company by the NEO. In the case of a spouse or other guest on a business flight, this has a minimal cost to the Company and, where applicable, the variable costs associated with the additional passenger are included in determining the aggregate incremental cost to the Company.

(c)

In connection with their relocation to London, U.K., certain NEOs are entitled to additional cash compensation in accordance with the terms of their international assignment letters and our relocation programs. Allowances became payable to the NEOs beginning on the date the NEO’s foreign assignment began and terminate at the end of the foreign assignment. The following table sets forth the additional compensation received by the NEOs with respect to 2018 service:

Name	Housing Allowance ($)	Cost of Living Allowance ($)	Foreign Service Allowance ($)	Home Leave Allowance ($)	Transportation Allowance ($)	Total ($)

Gregory C. Case	382,013	97,500	135,000	—	—	614,513

Christa Davies	286,510	97,500	120,000	—	23,500	527,510

Peter Lieb	286,510	97,500	105,000	40,000	23,500	552,510

(d)

In connection with their relocation to London, U.K., Ms. Davies and Mr. Lieb are entitled to receive a tax equalization benefit designed to equalize the income tax paid by the executive so that their total income and social tax costs related to any earnings from the Company while on the international assignment (including earnings related to granting or vesting of equity-based awards) will be no more than an amount the executive would have paid had all of the earnings been taxable solely pursuant to U.S. income and social tax laws.

The tax equalization benefit caps the executive’s total income and social tax exposure to what he or she would be taxed on earnings from the Company under the U.S. tax laws (as compared to the U.K. tax laws as in existence from time to time). This policy is designed and intended to yield neither an economic benefit nor detriment to an executive as a result of his or her international assignment.

For Ms. Davies and Mr. Lieb, any applicable schooling assistance and allowances for foreign service, housing, cost of living, home leave, and transportation are grossed up for applicable U.S. taxes.

The amounts shown in the “All Other Compensation” table represent Aon’s calculation of the excess U.K. taxes paid above the hypothetical tax that Ms. Davies and Mr. Lieb would have paid had they not been relocated to London, U.K. and the amount paid by Aon to neutralize the tax impact on Ms. Davies and Mr. Lieb with respect to eligible relocation compensation.

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Employment Agreements and Other Compensation Agreements

Mr. Case’s Employment Agreement

Aon entered into an Amended and Restated Employment Agreement with Gregory C. Case, our Chief Executive Officer, dated January 16, 2015, which would have expired April 1, 2020, unless terminated earlier. The agreement provided that Mr. Case would be employed as Aon’s President and Chief Executive Officer. The agreement was amended effective April 20, 2018 to extend the term of agreement through April 1, 2023 unless terminated earlier, and further amended effective May 15, 2018, to reflect Mr. Case’s title change to Chief Executive Officer. The agreement also provides that Mr. Case will be nominated for re-election as a member of the Board at each annual meeting of shareholders during the period of his employment.

Mr. Case’s agreement provides for an initial base salary of $1,500,000, subject to adjustment at the discretion of the Board, a target annual incentive bonus of not less than 200% of his base salary, subject to the provisions of the Shareholder-Approved Plan. The Board retains the discretion to determine Mr. Case’s actual bonus payment.

Pursuant to the agreement, in March 2015, Mr. Case received an additional award pursuant to Aon’s LPP for the performance period beginning January 1, 2015 and ending December 31, 2017 with a grant date target value of $15,000,000. This award was in addition to his regular annual long-term incentive award, and was earned based upon the same performance criteria and weightings as his regular annual long-term incentive award for 2015, which was also the same for other participants in the LPP for the performance period.

In addition, the agreement provides that Mr. Case will be provided with life insurance coverage in an amount no less than $5,000,000 during the term of the agreement. Under the agreement, Mr. Case has also agreed to maintain an investment position in Aon Class A Ordinary Shares equal to no less than 20 times his annual base salary.

Ms. Davies’s Employment Agreement

Aon entered into an Employment Agreement with Christa Davies, our Executive Vice President and Chief Financial Officer, dated as of October 3, 2007, which was amended effective March 27, 2012, February 20, 2015, and April 19, 2018, and which will expire on April 1, 2023 unless terminated earlier. The agreement provides that Ms. Davies will be employed as Aon’s Executive Vice President and Chief Financial Officer. The agreement reflects Ms. Davies’s then-current base salary of $900,000, which is subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board, and a target annual incentive bonus of 150% of her base salary and foreign service allowance. In early 2019, the Committee approved an increase of $100,000 to Ms. Davies’s base salary, from $900,000 to $1,000,000.

Pursuant to the 2015 amendment, in March 2015, Ms. Davies received an additional award pursuant to Aon’s LPP for the performance period beginning on January 1, 2015 and ending December 31, 2017 with a grant date target value of $6,000,000. This award was in addition to her regular annual long-term incentive award, and was earned based upon the same performance criteria and weightings as her regular annual long-term incentive award for 2015, which was also the same for other participants in the LPP for the performance period.

Mr. Andersen’s Employment Agreement and Employment Letter

Aon entered into an Employment Agreement with Eric Andersen, our Co-President, dated as of October 1, 2013 that would have expired on October 1, 2018, unless terminated earlier. The agreement provided that Mr. Andersen would serve as Chief Executive Officer of Reinsurance and Retirement Solutions, Data and Analytics for a base salary of no less than $800,000, subject to adjustment, and a target annual incentive bonus of 100% of his base salary, subject to a cap of 300% of his base salary.

In connection with Mr. Andersen’s appointment as Aon’s Co-President and the expiration of Mr. Andersen’s employment agreement on October 1, 2018, and consistent with the Company’s general intent of moving away from the practice of entering into fixed-term employment agreements with our management employees, the Company and Mr. Andersen entered into an employment letter dated May 11, 2018. The employment letter provides that Mr. Andersen will serve as Aon’s Co-President, that his continued employment with the Company is on an at-will basis, and that he is eligible to participate in the Combined Severance Plan. The letter also provides that Mr. Andersen’s then-current base salary of $900,000 and his target annual incentive bonus are unchanged. In early 2019, the Committee approved an increase of $100,000 to Mr. Andersen’s base salary, from $900,000 to $1,000,000.

42        2019 Aon Proxy Statement

Mr. O’Connor’s Employment Agreement and Employment Letter

Aon entered into an Employment Agreement with Michael J. O’Connor, our Co-President, dated as of March 29, 2013, that expired on March 1, 2018. The agreement provided that Mr. O’Connor would serve as Chief Executive Officer of Commercial Risk and Health Solutions for a base salary of no less than $800,000, subject to adjustment, and a target annual incentive bonus of 100% of his base salary, subject to a cap of 300% of his base salary.

In connection with the expiration of Mr. O’Connor’s employment agreement on March 1, 2018, and consistent with the Company’s general intent of moving away from the practice of entering into fixed-term employment agreements with our management employees, the Company and Mr. O’Connor entered into an employment letter dated March 1, 2018. The employment letter provided that Mr. O’Connor’s continued employment with the Company is on an at-will basis, and that he is eligible to participate in the Combined Severance Plan. The letter also provided that Mr. O’Connor’s then-current base salary of $900,000 and his target annual incentive bonus were unchanged. The letter was amended and restated effective May 15, 2018, to reflect his change in title to Aon’s Co-President. In early 2019, the Committee approved an increase of $100,000 to Mr. O’Connor’s base salary, from $900,000 to $1,000,000.

Mr. Lieb’s Employment Agreement and Employment Letter

Aon entered into an Employment Agreement with Peter Lieb, our Executive Vice President, General Counsel and Company Secretary, dated as of January 1, 2014, that would have expired on January 1, 2019, unless terminated earlier. The agreement replaced Aon’s prior agreement with Mr. Lieb and provided for a base salary of no less than $700,000, subject to adjustment, and a target annual incentive bonus of 100% of his base salary and foreign service allowance, subject to a cap of 300% of his base salary.

In connection with the expiration of Mr. Lieb’s employment agreement on January 1, 2019, and consistent with the Company’s general intent of moving away from the practice of entering into fixed-term employment agreements with our management employees, the Company and Mr. Lieb entered into an employment letter dated November 6, 2018. The employment letter provides that Mr. Lieb’s continued employment with the Company is on an at-will basis and that he is eligible to participate in the Combined Severance Plan. The letter also provides that Mr. Lieb’s base salary and target annual incentive bonus are unchanged.

International Assignment Letters

In connection with the Company’s redomestication in 2012, Aon entered into international assignment letters with each of Mr. Case, Ms. Davies, Mr. O’Connor, and Mr. Lieb. The letter describes the international assignment and sets forth the relocation benefits to the executive, which are described below. The letter is not intended to diminish the rights of the executive under his or her current employment arrangement; however, the letter provides by its terms that the executive’s acceptance of the international assignment, and repatriation thereafter, shall not give rise to any right to terminate for good reason (as such term is defined in the executive’s employment agreement, if applicable).

The letters for Mr. Case, Ms. Davies and Mr. Lieb were amended and extended in July 2014 for an additional two years, further amended and extended effective July 1, 2016 for an additional two years and effective July 1, 2018, for an additional one year. Mr. O’Connor’s 2012 letter was not extended and is no longer in effect; however, he is still eligible to receive tax preparation services in connection with compensation attributable to the period of time he was on international assignment.

Depending on each executive’s personal circumstances, and as disclosed in the tables above, the relocation packages, as amended, generally provide some or all of the following benefits:

•	a monthly housing allowance of approximately $31,834 for Mr. Case and $23,876 for each of Ms. Davies and Mr. Lieb;

•	a monthly cost of living differential of $8,125;

•	a monthly foreign service allowance of $11,250 for Mr. Case, $10,000 for Ms. Davies and $8,750 for Mr. Lieb;

•	a monthly car allowance of approximately $1,958 for each of Ms. Davies and Mr. Lieb;

•	eligible dependents’ schooling assistance, including tuition and application fees, for Ms. Davies;

•	an annual home leave allowance for Mr. Lieb;

2019 Aon Proxy Statement        43

•

a tax equalization benefit for Ms. Davies and Mr. Lieb, designed to equalize the income tax paid by the executive so that his or her total income and social tax costs related to any earnings from the Company while on the international assignment (including earnings related to granting or vesting of equity-based awards) will be no more than an amount the executive would have paid had all of the earnings been taxable solely pursuant to the U.S. income and social tax laws;

•	a tax gross-up for Ms. Davies on schooling assistance and, for both Ms. Davies and Mr. Lieb, on allowances related to housing, cost of living, home leave and transportation; and

•	enhanced tax preparation and planning and expatriate services for the tax years covered by the international assignment or for which international earnings are taxed by the U.K.

All of the relocation benefits are subject to recoupment if the executive officer resigns employment with the Company within two years of commencing the international assignment, or 12 months after the end thereof, and becomes employed by a direct competitor of the Company.

Grants of Plan-Based Awards in Fiscal Year 2018

The following table provides information on non-equity incentive plan awards, restricted share unit awards, and performance share unit awards granted in 2018 to each of the NEOs.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gregory C. Case	—	3,000,000	9,000,000	—	—	—	—	—	—	—
	2/16/2018	—	—	—	—	—	4,969	—	—	699,933
	3/23/2018	—	—	45,200	90,399	180,798	—	—	—	11,994,139
Christa Davies	—	1,530,000	4,590,000	—	—	—	—	—	—	—
	2/15/2018	—	—	—	—	—	3,577	—	—	503,964
	3/22/2018	—	—	14,357	28,713	57,426	—	—	—	3,871,087
Eric Andersen	—	900,000	2,700,000	—	—	—	—	—	—	—
	2/15/2018	—	—	—	—	—	2,012	—	—	283,471
	3/22/2018	—	—	9,870	19,740	39,480	—	—	—	2,661,347
Michael O’Connor	—	900,000	2,700,000	—	—	—	—	—	—	—
	2/15/2018	—	—	—	—	—	2,012	—	—	283,471
	3/22/2018	—	—	9,870	19,740	39,480	—	—	—	2,661,347
Peter Lieb	—	805,000	2,415,000	—	—	—	—	—	—	—
	2/15/2018	—	—	—	—	—	1,925	—	—	271,213
	3/22/2018	—	—	5,563	11,126	22,252	—	—	—	1,500,007

(1)

The amounts shown relate to potential incentive plan awards for 2018 service for each NEO under the Shareholder-Approved Plan. The amounts shown as “Target” represent the target payment level of 200% for Mr. Case, 150% for Ms. Davies, and 100% for each of Mr. Andersen, Mr. O’Connor and Mr. Lieb, of their respective base salaries, and the amounts shown in “Maximum” reflect the maximum payment level of the lesser of $10,000,000 or three times the target incentive amount, as provided by the terms of the Shareholder-Approved Plan. For Ms. Davies and Mr. LIeb, the annual foreign service allowance is included with base salary in determining her bonus target.

The Shareholder-Approved Plan does not contain a threshold payment level for each NEO. If pre-established performance measures are not met, no payments are made.

Awards actually paid in recognition of 2018 performance were paid 65% in cash and 35% in restricted share units during the first quarter of 2019. The actual cash portions paid to the NEOs for 2018 performance are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The actual restricted share unit portions of the awards granted to the NEOs for 2018 performance are set forth in the footnote to the “Stock Awards” column of the Summary Compensation Table.

For more information regarding the terms of the Shareholder-Approved Plan, see the section titled “Annual Incentive Awards Under Our Shareholder-Approved Plan” in the CD&A.

44        2019 Aon Proxy Statement

(2)

The amounts shown in columns titled “Threshold,” “Target” and “Maximum” represent the threshold, target and maximum number of performance share units granted to our NEOs pursuant to Aon’s LPP 13 that will be earned and settled in Class A Ordinary Shares if certain performance criteria are achieved during the 2018 to 2020 performance period. As the potential payments are dependent on achieving certain performance criteria, actual payouts could differ by a significant amount. For more information regarding the terms of these performance share units and LPP 13, see the section titled “Leadership Performance Program Under Our Shareholder-Approved Plan” in the CD&A.

(3)

The amounts shown in this column represent the number of restricted share units granted to each NEO in 2018 in satisfaction of 35% of the annual incentive award earned by such NEO for 2017 performance. Within the framework of the Shareholder-Approved Plan, the target amount of each NEO’s annual incentive award for 2017 performance (calculated as a percentage of base salary and, with respect to Ms. Davies and Mr. Lieb, their annual foreign service allowance) was 200% for Mr. Case, 150% for Ms. Davies and 100% for each of Mr. Andersen, Mr. O’Connor and Mr. Lieb; the bonus range was capped at 600% for Mr. Case, 450% for Ms. Davies, and 300% for each of Mr. Andersen, Mr. O’Connor and Mr. Lieb. The determination of the actual incentive amount payable was determined based, among other things, on Aon’s overall performance and individual performance. These restricted share units will vest in installments of 33 1/3% on the first through third anniversaries of the date of grant. Dividend equivalents are paid quarterly in cash on unvested restricted share units and voting rights do not attach to any unvested restricted share units.

(4)

The amounts shown in this column are the grant date fair values of the various awards. The grant date fair value generally reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 and, with respect to the performance share unit awards granted under the LPP, is based on the probable outcome of the performance-based conditions at the time of grant. These amounts do not correspond to the actual value (if any) that may be recognized by the NEOs.

2019 Aon Proxy Statement        45

Outstanding Equity Awards at 2018 Fiscal Year End

The following table sets forth information regarding outstanding restricted share units and performance share units held by each of our NEOs on December 31, 2018. See “Potential Payments on Termination or Change in Control” for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

			Stock Awards

Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory C. Case	2/19/2016	(1)	3,740	543,646	—	—
	3/31/2016	(2)	182,211	26,486,191	—	—
	2/17/2017	(1)	5,956	865,764	—	—
	3/31/2017	(3)	—	—	175,246	25,473,759
	2/16/2018	(1)	4,969	722,294	—	—
	3/23/2018	(3)	—	—	180,798	26,280,797
Christa Davies	2/18/2016	(1)	1,974	286,941	—	—
	3/30/2016	(2)	56,329	8,187,983	—	—
	2/16/2017	(1)	3,184	462,826	—	—
	3/30/2017	(3)	—	—	54,018	7,852,056
	2/15/2018	(1)	3,577	519,953	—	—
	3/22/2018	(3)	—	—	57,426	8,347,443
Eric Andersen	2/18/2016	(1)	987	143,470	—	—
	3/30/2016	(2)	36,966	5,373,378	—	—
	2/16/2017	(1)	1,592	231,413	—	—
	3/30/2017	(3)	—	—	42,202	6,134,483
	2/15/2018	(1)	2,012	292,464	—	—
	3/22/2018	(3)	—	—	39,480	5,738,813
Michael O’Connor	2/18/2016	(1)	1,049	152,483	—	—
	3/30/2016	(2)	36,966	5,373,378	—	—
	2/16/2017	(1)	1,393	202,486	—	—
	3/30/2017	(3)	—	—	42,202	6,134,483
	2/15/2018	(1)	2,012	292,464	—	—
	3/22/2018	(3)	—	—	39,480	5,738,813
Peter Lieb	2/18/2016	(1)	1,049	152,483	—	—
	3/30/2016	(2)	26,405	3,838,231	—	—
	2/16/2017	(1)	1,692	245,949	—	—
	3/30/2017	(3)	—	—	25,320	3,680,515
	2/15/2018	(1)	1,925	279,818	—	—
	3/22/2018	(3)	—	—	22,252	3,234,551

46        2019 Aon Proxy Statement

(1)	The vesting schedule for the restricted share units, other than performance share units, held by each NEO is as follows:

Vesting Date	Gregory C. Case	Christa Davies	Eric Andersen	Michael O’Connor	Peter Lieb
2/15/2019	—	1,192	670	670	641
2/16/2019	1,656	1,592	796	696	846
2/17/2019	2,978	—	—	—	—
2/18/2019	—	1,974	987	1,049	1,049
2/19/2019	3,740	—	—	—	—
2/15/2020	—	1,192	671	671	642
2/16/2020	1,656	1,592	796	697	846
2/17/2020	2,978	—	—	—	—
2/15/2021	—	1,193	671	671	642
2/16/2021	1,657	—	—	—	—
Total	14,665	8,735	4,591	4,454	4,666

(2)

The performance share units convert into Class A Ordinary Shares on a one-to-one basis after the conclusion of a three-year performance period. For performance share units with a March 30, 2016 or March 31, 2016 grant date, the three-year performance period ended on December 31, 2018. These performance share units were subsequently settled in Class A Ordinary Shares on February 14, 2018.

(3)

The performance share units, to the extent earned, convert into Class A Ordinary Shares on a one-to-one basis after the conclusion of a three-year performance period. A pre-established cumulative EPS target as certified by the Compensation Committee in the first quarter of the year after the performance period must be met. For LPP performance share units with a March 30, 2017 or March 31, 2017 grant date, the three-year performance period ends on December 31, 2019. For LPP performance share units with a March 22, 2018 or March 23, 2018 grant date, the three-year performance period ends on December 31, 2020.

If the minimum or threshold performance is not attained, the performance share units will be forfeited. In this table, the maximum number of performance share units is shown for outstanding awards for all LPP cycles as awards granted under these cycles are currently tracking at or above target payout levels. The market value is calculated using $145.36, the closing price of a Class A Ordinary Share on the NYSE on December 31, 2018 (the last trading day of 2018). If Aon does not attain the maximum cumulative target over the three-year period, the number of Class A Ordinary Shares received by the NEOs upon settlement will be reduced.

Option Exercises and Stock Vested in Fiscal Year 2018

The following table sets forth (1) the number of Class A Ordinary Shares acquired during 2018 by our NEOs upon the exercise of share options, the vesting of restricted share unit awards and the settlement of performance share unit awards, and (2) the value realized upon such exercise, vesting or settlement.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Gregory C. Case	—	—	457,839	64,499,564
Christa Davies	—	—	164,576	23,185,307
Eric Andersen	—	—	38,116	5,369,700
Michael O’Connor	12,824	1,323,373	37,921	5,342,234
Peter Lieb	—	—	29,318	4,130,236

(1)	The amounts shown this column reflect the aggregate number of Class A Ordinary Shares underlying options that were exercised in 2018.

(2)

Calculated by multiplying (a) the difference between (i) the market price of Class A Ordinary Shares on the exercise date, and (ii) the exercise price of the options, by (b) the number of Class A Ordinary Shares acquired upon exercise.

(3)

Represents (a) the vesting of restricted share units granted under the Shareholder-Approved Plan and (b) the settlement of performance share unit awards granted under the LPP in March 2015 for the three-year performance period ending on December 31, 2017, which were converted into Class A Ordinary Shares on February 15, 2018. Of the amounts shown, the following aggregate number of Class A Ordinary Shares were withheld to pay taxes due in connection with the vesting: Mr. Case, 204,773 shares; Ms. Davies, 64,769 shares; Mr. Andersen, 17,603 shares; Mr. O’Connor, 16,800 shares; and Mr. Lieb, 12,935 shares.

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(4)

Calculated by multiplying (a) the fair market value of Class A Ordinary Shares on the vesting date, which was determined using the closing price on the NYSE of a Class A Ordinary Share on the date of vesting or, if such day is a holiday, on the immediately preceding working day, by (b) the number of Class A Ordinary Shares acquired upon vesting.

Pension Benefits in Fiscal Year 2018

The table below provides information regarding the benefits expected to be paid from the Company’s defined benefit pension plans, as well as a supplemental contractual arrangement, for Mr. Andersen, the only NEO who participates in these plans.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Eric Andersen	Aon Pension Plan	12	322,692	0
	Excess Benefit Plan	12	472,685	0
	Supplemental Contractual Pension	5	464,827	0

(1)

Reflects the actuarial present value of benefits accumulated under the respective plans from service and compensation through December 31, 2018, in accordance with the assumptions disclosed in Note 12 to the audited financial statements included in the Company’s Annual Report on Form 10-K, as filed with the SEC on February 19, 2019.

Mr. Andersen commenced participation in the Aon Pension Plan on May 16, 1997. Under the Aon Pension Plan, a participant is generally entitled to an annual pension benefit commencing at normal retirement age of 65, calculated based on the participant’s years of service, compensation, and Social Security benefits. Participants are fully vested after completing five years of service. Eligible compensation under the plan is subject to applicable IRS limits; accordingly, the maximum eligible compensation under the plan was $245,000 up to April 1, 2009, the date that the Aon Pension Plan was frozen. The pension formula for service after January 1, 1998 through December 31, 2006 is 1.15% of the participant’s final average earnings multiplied by years of service on or after January 1, 1998, plus 0.45% of the participant’s final average earnings in excess of covered compensation multiplied by years of service on or after January 1, 1998 (not in excess of 35 years). Final average earnings is the average of the participant’s base salary and certain eligible bonus payments for the five consecutive calendar years within the last ten calendar years of employment for which the average was the highest. Covered compensation is the average of the Social Security Taxable Wage Base for the 35-year period prior to the participant’s normal retirement age. Effective January 1, 2007, the prior plan benefit was frozen and a career average formula of 1.15% of each year’s earnings plus 0.45% of earnings in excess of covered compensation is effective for service after December 31, 2006. The default form of benefit payment for married participants is a 50% joint and survivor pension; other actuarially equivalent payment options are also available. The Aon Pension Plan was frozen as to benefit accrual effective April 1, 2009, and was previously closed to newly hired employees effective January 1, 2004.

The Excess Benefit Plan was established in 1989 as an unfunded deferred compensation plan for a select group of management or highly compensated employees, and was intended to replace benefits lost under the Aon Pension Plan due to application of certain IRS compensation limits. To be eligible for a benefit under this plan, participants must have attained age 50 and at least ten years of benefit accrual service. Mr. Andersen satisfied those requirements as of February 3, 2015. The benefit under this plan is determined based on amount of the monthly benefit payable under the Aon Pension Plan had such plan not applied the maximum annual benefit limitation imposed by Section 415 of the Code. Effective for the 2002 plan year and thereafter, the Excess Benefit Plan was amended to provide that earnings in excess of $500,000 would not be taken into account for purposes of calculating the plan benefit. Effective January 1, 2006, the Excess Benefit Plan was further amended to incorporate an alternative benefit formula that provides a benefit of 1% of final average compensation multiplied by total years of service, subject to a maximum annual pension benefit of $500,000. Upon retirement, a participant will receive the greater of the pension from the basic formula (1.15%/0.45%) or the 1% formula. With respect to plan benefits that were earned and vested after December 31, 2004, the form of benefit is an actuarially equivalent term certain annuity for five years, payable monthly. With respect to plan benefits earned and vested on or before December 31, 2004, the form of benefit is the same that would apply under the Aon Pension Plan (subject to certain exceptions). The Excess Benefit Plan was frozen as to benefit accrual effective April 1, 2009.

Mr. Andersen and the Company entered into a Supplemental Pension Agreement effective January 19, 2010, in connection with the Company’s decision to freeze further benefit accruals under the Aon Pension Plan and the Excess Benefit Plan in 2009. Under this supplemental agreement, Mr. Andersen is entitled to a supplemental pension benefit upon termination of

48        2019 Aon Proxy Statement

employment equal to the aggregate pension benefit earned under the Aon Pension Plan and the Excess Benefit Plan for the 2008 plan year, multiplied by five (effectively giving Mr. Andersen an additional five years of pension service). Mr. Andersen became fully vested in this benefit upon his continuous employment with the Company through the later of December 31, 2014 or attainment of age 50 and completion of ten years of benefit accrual service. This benefit is payable in the form of a 100% joint and survivor annuity commencing following termination of employment or, if later, attaining age 55.

Nonqualified Deferred Compensation in Fiscal Year 2018

The table below shows any executive contributions, contributions by Aon, earnings, withdrawals and account balances for the NEOs with respect to our Deferred Compensation Plan, and our Supplemental Savings Plan.

See the section titled “Executive and Relocation Benefits” in the CD&A and the narratives set forth below the following table for additional information on these plans.

Name	Name of Plan	Executive Contributions in Last Fiscal Year ($)	Aon Contributions in Last Fiscal Year ($)(1)		Aggregate Earnings in Last Fiscal Year ($)(2)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Gregory C. Case	Deferred Compensation Plan	—		—		—	—		—
	Supplemental Savings Plan		—		11,625		2,733	—		149,921
Christa Davies	Deferred Compensation Plan	—		—		—	—		—
	Supplemental Savings Plan		—		11,625		(9,382)	—		142,066
Eric Andersen	Deferred Compensation Plan	—		—		—	—		—
	Supplemental Savings Plan		—		13,875		9,488	—		509,298
Michael O’Connor	Deferred Compensation Plan	—		—		21,966	—		388,060
	Supplemental Savings Plan		—		11,250		(11,262)	—		130,941
Peter Lieb	Deferred Compensation Plan	75,300		—		47,995	—		935,026
	Supplemental Savings Plan		—		9,000		(3,898)	—		110,648

(1)	These amounts are included in “All Other Compensation” for 2018 in the Summary Compensation Table.

(2)

In November 2013, Aon changed investment options available under the Deferred Compensation Plan to include a fixed annual return of 6%. Of the amount shown in this column, $10,544 was included as 2018 compensation for Mr. O’Connor, and $15,149 for Mr. Lieb in the Summary Compensation Table as above-market earnings. Otherwise, no amounts in this column are included as 2018 compensation in the Summary Compensation Table.

(3)

The following table provides the amount reported in the “Aggregate Balance at Last Fiscal Year End” column for each NEO that has been previously reported as compensation in the Summary Compensation Tables for 2018, 2017 and 2016.

Name	Name of Plan	Amount Included in 2018 Compensation in Summary Compensation Table ($)	Amount Included in 2017 Compensation in Summary Compensation Table ($)	Amount Included in 2016 Compensation in Summary Compensation Table ($)
Gregory C. Case	Supplemental Savings Plan	11,625	11,950	12,025
Christa Davies	Supplemental Savings Plan	11,625	11,950	9,675
Eric Andersen (a)	Supplemental Savings Plan	13,875	14,250	N/A
Michael O’Connor (a)	Supplemental Savings Plan	11,250	9,650	N/A
	Deferred Compensation Plan	10,544	9,947	N/A
Peter Lieb	Supplemental Savings Plan	9,000	9,200	9,400
	Deferred Compensation Plan	15,149	14,292	9,129

(a)	The compensation of Mr. Andersen and Mr. O’Connor was not reported in our Summary Compensation Table in 2016.

Aon Deferred Compensation Plan

The Deferred Compensation Plan is an unfunded, unsecured nonqualified deferred compensation program that allows certain senior management or highly compensated employees to defer:

•	Up to 75% of their base salary;

2019 Aon Proxy Statement        49

•	All or a portion of cash incentive income;

•	Up to 75% of commissions, production bonuses and cross-sell bonuses; and

•	Up to 75% of other earnings, including certain hiring, retention or non-performance bonuses.

Aon does not presently make any company contributions to the Deferred Compensation Plan. The aggregate balances shown above represent amounts that the NEOs earned but elected to defer, plus earnings or losses. Deferrals may be allocated among a choice of three valuation funds that are used to determine investment gains or losses credited to the accumulated account balance. Participants can change their investment selections on a going-forward basis by contacting the Plan’s administrator.

When participants elect to defer amounts into the Deferred Compensation Plan, they must also select when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year, whether or not employment has then ended, or after the executive’s retirement or termination.

Participants who elect to have distributions made in a specific year must choose a payout date that is at least three years after the date of the first deferral election, and can elect to receive a single, lump-sum payment or up to five annual installments. Distributions begin as soon as practicable after February 28 of the elected calendar year. Participants who elect to have distributions made at retirement or termination can elect to receive a single, lump-sum payment or up to ten annual installments. Payments commence as soon as practicable after February 28 of the year following termination of employment.

Aon Supplemental Savings Plan

The Aon Supplemental Savings Plan was created to provide matching and other company allocations similar to those participants in the Aon Savings Plan (our qualified 401(k) plan) would have received had the Code limits not restricted contributions under the Aon Savings Plan. Participants eligible for Aon Savings Plan company contributions who are active at the end of the plan year and who attain the IRS 401(k) contribution limit and compensation limit (or participate in the Deferred Compensation Plan) receive supplemental allocations to the Supplemental Savings Plan based on their years of service and their match eligible compensation in excess of the IRS limit or Deferred Compensation Plan deferrals (to a combined plan limit of $500,000). Distributions from the Supplemental Savings Plan must begin at the earlier of retirement or age 65.

Each NEO participated in the Supplemental Savings Plan in 2018. If an executive officer contributes on a match eligible basis to the Aon Savings Plan an amount equal to the annual contribution limit imposed by the United States Internal Revenue Code ($18,500 in 2018), the Supplemental Savings Plan provides for a company allocation as a percentage of: eligible compensation deferred under the Aon Deferred Compensation Plan, and of eligible compensation in excess of the United States Internal Revenue Service limit ($275,000 in 2018). The combined total annual eligible compensation for the Aon Savings and Aon Supplemental Savings Plans is capped at $500,000. The percentage allocation varies by length of service but in the first four years of employment the allocation percentage is 3% and increases to 6% after 15 years of service.

Potential Payments and Benefits On Termination or Change in Control

During 2018, each NEO was party to an employment agreement with Aon that addresses the payments and benefits that he or she will receive under various termination scenarios or an employment letter that provides for participation in the Executive Committee Combined Severance and Change in Control Plan. Non-competition and non-solicitation covenants apply to each NEO for a period of two years following the termination of employment of such executive without regard to the reason for such termination.

Each NEO other than Mr. Case is entitled to participate in our Executive Committee Combined Severance and Change in Control Plan, which provides certain severance benefits upon a qualifying termination in connection with or during the two years following a change in control of Aon. Mr. Case is party to his own individual agreement with the Company providing certain severance benefits in connection with a qualifying termination in the event of a change in control.

The tables below outline the potential payments to the NEOs upon the occurrence of various termination events, including a termination upon a change in control of Aon. The following assumptions apply with respect to the tables below and any termination of employment of an NEO:

•

The amounts shown in the table assume that the employment of each NEO was terminated on December 31, 2018, and that the price per Class A Ordinary Share is $145.36 per share, the closing market price per share on December 31, 2018 (the last trading day of 2018). Accordingly, the tables set forth amounts earned as of December 31, 2018, and include estimates of amounts that would be paid to the NEO upon the occurrence of a termination event.

50        2019 Aon Proxy Statement

•

Each NEO is entitled to receive amounts earned during the term of his or her employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time, and other employee benefits to which the NEO was entitled on the date of termination, and are not shown in the tables below. Under each NEO’s employment agreement, other than Mr. Case’s, or by virtue of the NEO’s eligibility for the Combined Severance Plan, the NEO is entitled to 365 days’ notice in the event that the Company terminates his or her employment without cause, during which period the NEO would continue to receive base salary and remain eligible for the Company’s standard benefit plans.

•

The specific definitions of (i) “good reason” applicable to “Voluntary—Good Reason,” (ii) “cause” applicable to “Involuntary—For Cause,” and (iii) “without cause” or “not for cause” applicable to “Involuntary—Without Cause” for each of the NEOs can be found, to the extent applicable, in their respective employment agreements or the Combined Severance Plan. In addition, the specific definitions of “qualifying termination” applicable to “Qualifying After Change in Control” can be found in the Combined Severance Plan or, with respect to Mr. Case, in his change in control severance agreements.

Name	Termination Reason	Total Cash Payment ($)(1)	Accelerated Share Vesting ($)	Welfare, Retirement and Other Benefits ($)	Excise Tax Cutback ($)	Total ($)
Gregory C. Case	Retirement	—	52,861,637	—	—	52,861,637
	Voluntary-Good Reason	12,000,000	52,861,637	134,953	—	64,996,590
	Death	3,000,000	54,495,213	5,000,000	—	62,495,213
	Disability	3,000,000	54,495,213	—	—	57,495,213
	Involuntary-Without Cause	12,000,000	52,861,637	134,953	—	64,996,590
	Qualifying After Change in Control	16,166,667	54,495,213	202,430	—	70,864,309
Christa Davies	Voluntary-Good Reason	2,430,000	16,992,295	—	—	19,422,295
	Death	3,556,849	17,557,486	—	—	21,114,336
	Disability	4,356,849	17,557,486	—	—	21,914,336
	Involuntary-Without Cause	3,960,000	16,992,295	—	—	20,952,295
	Qualifying After Change in Control	6,386,667	17,557,486	88,911	—	24,033,064
Michael O’Connor	Voluntary-Good Reason	900,000	11,064,139	—	—	11,964,139
	Death	—	11,957,459	—	—	11,957,459
	Disability	—	11,957,459	—	—	11,957,459
	Involuntary-Without Cause	900,000	11,711,572	—	—	12,611,572
	Qualifying After Change in Control	4,096,667	11,957,459	82,952	—	16,137,078
Eric Andersen	Voluntary-Good Reason	900,000	11,064,139	—	—	11,964,139
	Death	—	11,977,373	—	—	11,977,373
	Disability	—	11,977,373	—	—	11,977,373
	Involuntary-Without Cause	900,000	11,731,487	—	—	12,631,487
	Qualifying After Change in Control	4,213,333	11,977,373	98,652	—	16,289,359
Peter Lieb	Retirement	—	7,878,642	—	—	7,878,642
	Voluntary-Good Reason	700,000	7,200,392	—	—	7,900,392
	Death	—	7,974,024	—	—	7,974,024
	Disability	—	7,974,024	—	—	7,974,024
	Involuntary-Without Cause	700,000	7,878,642	—	—	8,578,642
	Qualifying After Change in Control	3,850,000	7,974,024	70,104	—	11,894,128

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(1)	The Total Cash Payment is calculated in accordance with the terms of the agreements and plans described below. The components of the Total Cash Payment are set forth in the following table:

Name	Termination Reason (a)	Base Salary ($)	Base Salary Multiple	Bonus ($)	Bonus Multiple	Average Annual Cash Bonus ($)	Total Severance ($)	Pro Rata Bonus ($)	Total Cash Payment ($)
Gregory C. Case	V-GR	1,500,000	2x	3,000,000	2x	—	9,000,000	3,000,000	12,000,000
	Death	—	—	3,000,000	1x	—	3,000,000	—	3,000,000
	Disability	—	—	3,000,000	1x	—	3,000,000	—	3,000,000
	I-WC	1,500,000	2x	3,000,000	2x	—	9,000,000	3,000,000	12,000,000
	C-in-C	1,500,000	3x	3,000,000	3x	2,666,667	16,166,667	—	16,166,667
Christa Davies	V-GR	900,000	1x	1,530,000	1x	—	2,430,000	—	2,430,000
	Death	2,026,849	—	1,530,000	1x	—	3,556,849	—	3,556,849
	Disability	2,826,849	—	1,530,000	1x	—	4,356,849	—	4,356,849
	I-WC	900,000	1x	1,530,000	2x	—	3,960,000	—	3,960,000
	C-in-C	900,000	2x	1,520,000	2x	1,546,667	6,386,667	—	6,386,667
Michael O’Connor	V-GR	900,000	1x	—	1x	—	900,000	—	900,000
	Death	—	—	—	1x	—	—	—	—
	Disability	—	—	—	1x	—	—	—	—
	I-WC	900,000	1x	—	2x	—	900,000	—	900,000
	C-in-C	900,000	2x	755,000	2x	786,667	4,096,667	—	4,096,667
Eric Andersen	V-GR	900,000	1x	—	1x	—	900,000	—	900,000
	Death	—	—	—	1x	—	—	—	—
	Disability	—	—	—	1x	—	—	—	—
	I-WC	900,000	1x	—	2x	—	900,000	—	900,000
	C-in-C	900,000	2x	805,000	2x	803,333	4,213,333	—	4,213,333
Peter Lieb	V-GR	700,000	1x	—	—	—	700,000	—	700,000
	Death	—	—	—	—	—	—	—	—
	Disability	—	—	—	—	—	—	—	—
	I-WC	700,000	1x	—	—	—	700,000	—	700,000
	C-in-C	700,000	2x	—	2x	825,000	3,850,000	—	3,850,000

(a)	The termination reasons are abbreviated as follows: V-GR = voluntary termination for good reason; I-WC = involuntary termination without cause; C-in-C = qualifying termination after change in control.

Change in Control Severance Arrangements

The Company maintains the Combined Severance Plan, under which our NEOs (other than Mr. Case) are eligible to receive certain severance benefits upon a qualifying termination of employment in connection with or within two years following a change in control of the Company. Mr. Case is party to an individual change in control severance agreement with the Company, which also provides these benefits. The protections contained in the Combined Severance Plan and Mr. Case’s individual agreement are intended to secure the continued service and to ensure the dedication and objectivity of our most senior executives in the event of an actual or threatened change in control of the Company.

The Combined Severance Plan and Mr. Case’s individual agreement provide that each NEO would receive the following severance benefits upon a qualifying termination of employment in connection with or within two years following a change in control of the Company:

•	a prorated bonus for the year of termination, based upon the executive’s average annual incentive for the preceding three years;

•

for NEOs other than Mr. Case, two times the sum of: (i) the executive’s annual base salary in effect immediately prior to the date of termination; and (ii) the executive’s average incentive compensation over the previous two years;

•

with regard to Mr. Case, three times the sum of (i) his highest annual base salary in effect during the twelve-month period prior to the date of termination; and (ii) his target annual incentive bonus for the fiscal year in which the date of termination occurs;

•	with regard to Mr. Case, the amount forfeited under any qualified defined contribution plan as a result of his termination;

52        2019 Aon Proxy Statement

•

immediate vesting of all accrued benefits under the Company’s nonqualified benefit plans, which shall be calculated assuming an additional two years of age and service credits and, in the case of the Supplemental Savings Plan, two additional years of contributions (with regard to Mr. Case, assuming three additional years of age and service credit and, in the case of the Supplemental Savings Plan, three additional years of contributions); and

•

continued medical, dental, and life insurance benefits under the Company’s employee benefit plans, at the same cost as applicable to the NEO if he or she were an active employee, until the earlier of the executive’s eligibility to receive similar benefits under another employer’s plan or two years following separation (or, with regard to Mr. Case, three years following separation).

In addition, pursuant to the terms of Mr. Case’s severance agreement, the Company is required to pay Mr. Case a lump sum cash amount equal to the actuarial equivalent of Mr. Case’s accrued benefits under the Company’s nonqualified benefit plans within 30 days of his termination of employment with the Company.

Qualifying terminations consist of termination by the Company other than for cause or by the executive for CIC good reason, in each case in connection with or within two years following a change in control of the Company. For purposes of the Combined Severance Plan and Mr. Case’s individual agreement, “CIC good reason” means: (i) a substantial adverse change in authority, powers, functions, duties or responsibilities; (ii) a material reduction in salary or bonus opportunity; (iii) a failure to maintain material employee benefit or compensation plans; or (iv) a reassignment of the executive to an office location more than 50 miles from the executive’s current location. For purposes of the Combined Severance Plan, cause means: (i) a deliberate act of dishonesty, fraud, theft, embezzlement, or misappropriation relating to the executive’s employment, or a breach of the duty of loyalty; (ii) an act of discrimination or harassment that may result in material liability or exposure to the Company; (ii) a material violation of Company policies and procedures; (iv) material non-compliance with any applicable restrictive covenants; and (v) any criminal act resulting in a criminal felony charge or conviction. For purposes of Mr. Case’s individual agreement, cause means: (i) a demonstrably willful and material breach of the executive’s duties and responsibilities, committed in bad faith or without reasonable belief that the breach is in the best interests of the Company and which is not remedied within a reasonable period of time after receipt of written notice thereof; (ii) gross misconduct, theft, fraud, breach of trust or any act of dishonesty which results in material harm to the Company; or (iii) commission of a felony involving moral turpitude.

A “change in control” for purposes of the Combined Severance Plan and Mr. Case’s individual agreement generally would have occurred upon any of the following: (i) an acquisition by any individual, entity or group of 30% or more of either the then outstanding Class A Ordinary Shares or the combined voting power of the outstanding securities entitled to vote in the election of directors (but excluding, generally, any acquisition from or by the Company or a Company employee benefit plan, or any acquisition that meets the requirements of clauses (a), (b), and (c) of subsection (iii) of this definition); (ii) a change in the majority of the current Board; (iii) the consummation of reorganization, merger, consolidation or other similar business combination involving the Company or its subsidiaries, or the sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries (unless each of the following are applicable: (a) all or substantially all of the Company’s existing shareholders will beneficially own, directly or indirectly, as a consequence of the transaction, more than 60% of the outstanding shares of common stock and the combined voting power, respectively, of the ultimate parent company resulting from such transaction, in the same proportions relative to each shareholder as their ownership immediately prior to such transaction; (b) no person or group owns, directly or indirectly, 30% or more of the outstanding Class A Ordinary Shares or combined voting power of the surviving company; and (c) individuals who were members of the Board prior to such transaction will constitute the majority of the members of the board of directors of the resulting entity); or (iv) a complete liquidation or dissolution of the Company.

As a condition to the receipt of change in control severance payments and benefits, the executive would be required to enter into an agreement with the Company providing that the executive would not compete with the Company or solicit employees or customers of the Company for a two-year period and would not use or disclose any confidential information of the Company. In addition, the executive would be required to execute a full release of claims in connection with the payment of severance benefits.

Pursuant to the terms of the Combined Severance Plan and Mr. Case’s individual agreement, the Company is not obligated to provide a gross up payment in connection with any excise taxes imposed by Section 4999 of the Code. In addition, Mr. Case’s individual agreement provides that Mr. Case’s cash and non-equity award payments shall be capped at the “safe harbor”

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amount under Section 280G of the Code, such that the cash and non-equity award payments are not deemed to be “excess parachute payments” within the meaning of Section 280G of the Code. The Combined Severance Plan provides that the executive’s payments and benefits shall be capped at the greater of: (i) the “safe harbor” amount under Section 280G of the Code, such that the payments and benefits are not deemed to be “excess parachute payments” or (ii) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to them of receipt thereof.

Employment Agreements and Letters

As noted in “Employment Agreements and Other Compensation Arrangements” above, each NEO has entered into an employment agreement or employment letter with the Company that was in effect during 2018. The terms of these various employment agreements that provide benefits upon a termination of employment under various scenarios are set forth below.

Employment Agreement with Mr. Case

Mr. Case’s employment agreement provides that, in the event of Mr. Case’s death or termination of employment due to disability during the term of the agreement, he (or, if applicable, his heirs, executors or the administrators of his estate) will receive: (i) his accrued base salary through and including his termination date; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his termination date; (iv) other employee benefits to which he was entitled at the time of termination in accordance with the terms of the plans and programs of the Company; and (v) accelerated vesting of the restricted share unit awards, continued vesting of the share option awards and payment or vesting of any other long term incentive awards, in each case granted to him pursuant to his prior employment agreement.

Mr. Case’s employment agreement also provides that if the Company terminates Mr. Case’s employment for cause (as defined in the agreement), or if Mr. Case voluntarily terminates his employment without good reason (as defined in the agreement) as determined by a majority of the members of the Board (excluding Mr. Case), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; and (ii) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of the Company. In the event of a termination for cause, Mr. Case must immediately resign from the Board.

If the Company terminates his employment for any reason other than cause (as defined in the agreement), or if Mr. Case voluntarily terminates his employment with good reason (as defined in the agreement), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his date of termination, subject to the satisfaction of the specified performance goals established for the applicable bonus year; (iv) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of the Company; provided that the Company shall continue to provide medical, dental and vision benefits to Mr. Case, his spouse and dependent children for a period of 24 months following the date of termination, followed with immediate eligibility for coverage under the Company’s retiree medical program until Mr. Case, his spouse and dependent children become covered by the plan of another employer providing comparable benefits; (v) accelerated vesting of the restricted share unit awards, continued vesting of the share option awards and payment or vesting of any other long term incentive awards, in each case granted to him pursuant to his prior employment agreement; (vi) a lump sum cash payment equal to two times Mr. Case’s target annual incentive bonus for the bonus year in which his employment terminates; and (vii) subject to continuing compliance with the non-competition, non-solicitation and confidentiality covenants set forth in the agreement, an amount equal to two times Mr. Case’s base salary, payable in installment payments when the Company provides salary payments to its executives generally, through the two year non-competition period. The definition of “cause” under Mr. Case’s employment agreement is substantially similar to the definition of “cause” in the Combined Severance Plan, as described above under “Change in Control Severance Arrangements”.

If Mr. Case voluntarily terminates his employment with good reason (as defined in the agreement), he will be entitled to receive the payments and benefits set forth in items (i) through (vii) of the immediately preceding paragraph. Under his employment agreement, “good reason” is defined as (i) the assignment to Mr. Case of any duties materially inconsistent with his position, authority, duties or responsibilities contemplated by his employment agreement; (ii) the Company’s failure to comply with the

54        2019 Aon Proxy Statement

provisions of his employment agreement regarding compensation or (iii) any other material breach by the Company of his employment agreement.

Non-competition and non-solicitation covenants apply to Mr. Case for a period of two years following the termination of his employment without regard to the reason for such termination.

Employment Agreement with Ms. Davies

Ms. Davies’s employment agreement, as amended, provides that, in the event of the death of Ms. Davies during the term of the agreement, her heirs, executors or the administrators of her estate will receive: (i) her accrued base salary through and including her date of death plus any unpaid annual or long term bonus earned for the completed year prior to her death; and (ii) a lump sum cash payment equal to her base salary at the date of death through April 1, 2023, reduced by the amount of any benefits paid under any life insurance policy maintained by the Company for her benefit. In the event of the Company’s termination of the employment of Ms. Davies by reason of disability, she will receive: (i) her accrued base salary through and including her date of termination plus any unpaid annual or long term bonus earned for the completed year prior to her termination; and (ii) continuation of her base salary at the rate in effect at the date of termination through April 1, 2023, reduced by the amount of any benefits paid under any disability insurance policy maintained by the Company for her benefit.

If the Company terminates Ms. Davies’s employment for cause (as defined in her agreement), Ms. Davies will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of the Company. If the Company terminates Ms. Davies’s employment for any reason, other than for cause, or other than due to death or disability, the Company must give Ms. Davies 365 days prior written notice of termination, and she will be entitled to the following: (i) for the period of time beginning with the Company’s delivery of notice of termination to Ms. Davies and extending through the date of termination: (a) the Company will continue to pay her salary at the rate in effect on the date of delivery of notice of termination; (b) Ms. Davies will remain eligible for annual bonuses determined in accordance with the terms of the senior management incentive plan; (c) Ms. Davies will continue to be entitled to all employee benefits; and (d) Ms. Davies will continue to vest in and be eligible to earn long term incentive awards; (ii) on the termination date, Ms. Davies shall receive a lump sum cash payment equal to any accrued but unpaid base salary; any unpaid annual or long term bonus earned for the completed year prior to such date; and an amount equal to her target full year annual incentive award based on her base salary and target annual award percentage (or value, as applicable) as determined under the senior management incentive plan in effect for the bonus year in which the notice of termination is given; and (iii) for two years, provided that Ms. Davies complies with the non-competition, non-solicitation and confidentiality provisions of the employment agreement, the continuation of base salary at the rate in effect on the date notice of termination is given. The definition of “cause” under Ms. Davies’s employment agreement is substantially similar to the definition of “cause” in the Combined Severance Plan, as described above under “Change in Control Severance Arrangements”.

If Ms. Davies voluntarily terminates her employment without good reason (as defined in the agreement), Ms. Davies must give the Company ninety (90) days prior written notice and will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of the Company. If Ms. Davies voluntarily terminates her employment for good reason (as defined in the agreement), Ms. Davies must give the Company thirty (30) days’ prior written notice and Ms. Davies will receive the benefits outlined in the second sentence of the immediately preceding paragraph, with the date of the delivery by Ms. Davies to the Company of notice of termination deemed to be the date of the notice of termination, and the date specified in such notice as Ms. Davies’s last day of employment with the Company as the termination date. Under her employment agreement, “good reason” is defined as (i) the assignment to Ms. Davies of any duties materially inconsistent with her position, authority, duties or responsibilities contemplated by her employment agreement; (ii) the Company’s failure to comply with the provisions of her employment agreement regarding compensation; or (iii) any other material breach by the Company of her employment agreement.

In addition, if Ms. Davies is terminated without cause, or if she voluntarily terminates her employment for good reason, the share awards and share options granted to Ms. Davies pursuant to the employment agreement will immediately vest as of the date of termination.

Non-competition and non-solicitation covenants apply to Ms. Davies for a period of two years following the termination of her employment without regard to the reason for such termination.

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Employment Agreements and Letters with Mr. Andersen, Mr. O’Connor, and Mr. Lieb

The employment agreements with Mr. Andersen, Mr. O’Connor, and Mr. Lieb were each transitioned to employment letters dated May 11, 2018, March 1, 2018 (which was amended and restated dated May 11, 2018), and November 6, 2018, respectively, as described in “Employment Agreements and Other Compensation Arrangements” above. The employment letters with Mr. Andersen, Mr. O’Connor, and Mr. Lieb contain substantially similar termination provisions. The letters each provide that the executive is eligible to participate in the Combined Severance Plan. Under the Combined Severance Plan, if the executive experiences a “non-qualifying termination” (meaning a termination by the Company for cause, a termination by the executive without good reason, or a termination due to death or total disability), he will receive all base salary, benefits, and other compensation entitlements that are accrued and vested but unpaid through the date of termination. In the event of a “qualifying termination” (meaning a termination by the Company without cause or a termination by the executive for good reason), he is entitled to receive a cash payment equal to his then-current base salary, as well as all base salary, benefits, and other compensation entitlements that are accrued and vested but unpaid through the date of termination. The Company is required to provide the executive at least 365 days’ prior notice of termination without cause, and the executive is required to provide the Company at least 30 days’ prior notice of voluntary termination for any reason. Under the Combined Severance Plan, “good reason” means (i) a substantial adverse change in authority, powers, functions, duties or responsibilities, or (ii) a material reduction in salary or bonus opportunity. The definition of “cause” under the Combined Severance Plan is described above under “Change in Control Severance Arrangements.”

The employment agreements with Mr. Andersen, Mr. O’Connor, and Mr. Lieb that were in effect prior to the letters had contained substantially similar termination provisions. The employment agreements provided that, in the event of the executive’s death or total disability during the term of the agreement, the agreement would terminate and the executive would not be entitled to continued compensation, but may be entitled to employee benefits to which he or she was entitled at the time of termination. If the Company terminated the executive’s employment for cause as set forth in the employment agreement, the executive would receive: (i) his or her accrued base salary through the date of termination; and (ii) other employee benefits to which he or she was entitled at the time of termination in accordance with the terms of the Company’s plans and programs.

If the Company terminated the executive’s employment for any reason, other than for cause, or other than due to death or disability, the Company was required to give the executive 365 days’ prior written notice of termination, and he or she would be entitled to receive: (i) all accrued base salary and benefits as of the notice date; (ii) his or her base salary at the rate in effect as of the notice date through the date of termination; and (iii) a cash payment payable on the termination date in an amount equal to the executive’s base salary as of the notice date. If the executive voluntarily terminated his or her employment for good reason (as defined in the employment agreement), he or she was required to give the Company 45 days’ prior written notice and would be entitled to receive the payments and benefits set forth in items (i) through (iii) of the immediately preceding sentence. Under their employment agreements, “good reason” was defined as (i) a substantial adverse alteration in the executive’s responsibilities; (ii) the Company’s material breach of the employment agreement, or (iii) the Company’s failure to require a successor to the company to assume the Company’s obligations under the agreement. Under their employment agreements, the definition of “cause” was substantially similar to the definition of “cause” in the Combined Severance Plan, as described above under “Change in Control Severance Arrangements”. Non-competition and non-solicitation covenants applied to the executive for a period of two years following the termination of his or her employment without regard to the reason for such termination.

Leadership Performance Program

The Leadership Performance Program is a sub-plan of the Shareholder-Approved Plan to unite senior leaders of the Company around the common objectives of growing value, driving and motivating performance, and aligning senior executives with the overall success of the Company. For purposes of the tables above, performance share units granted pursuant to the LPP performance cycles will be treated as follows upon the occurrence of various termination events:

•

If the executive’s employment is terminated voluntarily without good reason or involuntarily for cause, participation in the LPP is cancelled retroactively back to the beginning of the performance period and performance share units will be forfeited in their entirety.

•

Under “Death” or “Disability”: (i) if death or disability occurs in the first or second calendar years of the performance cycle, the performance share units will become immediately vested at the target award level and convert to Class A Ordinary

56        2019 Aon Proxy Statement

Shares as soon as administratively feasible following such death or disability; and (ii) if death or disability occurs in the third calendar year of the performance cycle, the performance share units will become vested at the greater of: (a) the target award level; or (b) the number of units earned based on the actual achievement of cumulative earnings for the entire performance cycle.

•

Under “Retirement,” “Voluntary—Good Reason” and “Involuntary—Without Cause,” a prorated amount of the outstanding performance share units convert to Class A Ordinary Shares at the end of the performance period based on the cumulative growth achieved during the NEO’s employment during the performance period as a proportion of the total achieved over the performance period. For purposes of the calculation set forth in the preceding sentence only, the growth achieved during the NEO’s employment will be measured as of the last full calendar quarter preceding the termination date. Effective for LPP cycles beginning in 2018 and later, the prorated amount will be based on the percentage of full participating quarters completed during the NEO’s employment during the performance period as a proportion of the total performance period.

•

Under “Qualifying After Change in Control,” the outstanding performance share units convert to Class A Ordinary Shares as follows: (i) if the NEO’s employment is terminated without cause following a change in control but prior to the end of the performance period, the conversion occurs at the greater of: (a) one hundred percent (100%) of the target level; or (b) the number of shares that would have resulted from the growth rate achieved during the NEO’s period of service during the performance period, measured as of the last full calendar quarter preceding the termination date; and (ii) in the event of a termination for cause, voluntary termination, death or disability, or if the NEO’s employment continues through the end of the performance period, the treatment of performance share units described elsewhere in this section shall apply as if a change in control did not occur. In addition, amounts calculated using the methodology as described in this paragraph represent, for all grants, the payout of a prorated amount of the outstanding performance share units at current performance levels. For grants of performance share units under the LPP, in the event of a change in control, without a qualifying termination, where the successor entity does not assume and continue the respective LPP, the outstanding performance share units will immediately convert to Class A Ordinary Shares at the greater of: (i) one hundred percent (100%) of the target level; or (ii) the number of shares that would have resulted from the growth rate achieved during the performance period measured as of the last full calendar quarter preceding the consummation of the change in control.

2018 Director Compensation

The table below summarizes compensation for the Company’s directors who are not employees of the Company for the fiscal year ended December 31, 2018. All non-management directors are referred to in this proxy statement as “non-management directors.”

Mr. Case receives no additional compensation for his services as a director of the Company. The compensation received by Mr. Case as an employee of the Company is shown in the Summary Compensation Table for Fiscal Years 2018, 2017 and 2016 set forth in this proxy statement.

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The Compensation Committee periodically reviews the compensation of the Company’s non-management directors, including the compensation of the Company’s non-executive chairman.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Jin-Yong Cai	130,000	170,054	108,787	408,841
Jeffrey C. Campbell (a)	101,150	210,373	87,890	399,413
Fulvio Conti	150,000	170,054	96,076	416,130
Cheryl A. Francis	130,000	170,054	45,249	345,303
Lester B. Knight	150,000	395,100	258,159	803,259
J. Michael Losh	155,000	170,054	47,652	372,706
Robert S. Morrison (b)	65,000	0	10,000	75,000
Richard B. Myers	130,000	170,054	36,048	336,102
Richard C. Notebaert	150,000	170,054	77,600	397,654
Gloria Santona	150,000	170,054	67,394	387,448
Carolyn Y. Woo	130,000	170,054	31,524	331,578

(a)-	Mr. Campbell was elected to the board effective March 22, 2018.

(b)-	Mr. Morrison retired effective June 22, 2018.

(1)

The amounts shown in “Stock Awards” reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of Class A Ordinary Shares granted in 2018. Additional information regarding the share awards granted to each non-management director in 2018 is contained under the heading “Elements of Director Compensation.”

(2)	During 2018, the amounts reported as “All Other Compensation” consist of the following components:

Name	Matching Contribution ($)(a)	Tax Equalization ($)(b)	Perquisites ($)	Total ($)
Jin-Yong Cai	10,000	98,787	—	108,787
Jeffrey C. Campbell	10,000	77,890	—	87,890
Fulvio Conti	10,000	86,076	—	96,076
Cheryl A. Francis	10,000	35,249	—	45,249
Lester B. Knight	10,000	248,159	—	258,159
J. Michael Losh	10,000	37,652	—	47,652
Robert S. Morrison	10,000	0	—	10,000
Richard B. Myers	10,000	26,048	—	36,048
Richard C. Notebaert	10,000	67,600	—	77,600
Gloria Santona	10,000	57,394	—	67,394
Carolyn Y. Woo	10,000	21,524	—	31,524

(a)

The amounts shown in the “Matching Contribution” column consist of a matching contribution of up to $10,000 on behalf of the non-management director to various organizations pursuant to the Aon Foundation Directors Matching Gift Program.

(b)

The amounts shows in the “Tax Equalization” column consist of the amount paid towards U.K. income taxes on behalf of the non-management director pursuant to our tax equalization policy. See “Components of Director Compensation—Tax Equalization” below.

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Elements of Director Compensation

Element	Description	2018 Value	2019 Changes
Cash Compensation	Cash compensation payable in arrears to each non-management director.	$130,000 Additional retainer of $20,000 for the chair of each Board committee (other than Audit Committee)	Increased to $136,000 No changes to additional chair retainers
Additional retainer of $25,000 for chair of Audit Committee
Equity Compensation

Annual grant of fully vested shares to each non-management director. The number of Class A Ordinary Shares granted is be determined by dividing the grant date value by the closing price a Class A Ordinary Share on the date of grant.

		Grant date value of $170,000 to each non-management director other than the non-executive chairman Grant date value of $395,000 for the non-executive chairman	Increased to $176,000 No change to grant date value for non-executive chairman

Effective January 1, 2017, we have adopted individual limits on annual non-management director compensation. The maximum value of total cash and equity compensation that may be paid annually is $600,000 for non-management directors other than the non-executive chairman, and $900,000 for the non-executive chairman. The maximum tax equalization payment that may be paid annually is $150,000 for non-management directors other than the non-executive chairman, and $250,000 for the non-executive chairman. The maximum value of other benefits (excluding charitable contributions under the Aon plc Corporate Sponsored Bequest Plan) that may be provided annually is $25,000 for all non-management directors, including the non-executive chairman.

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Other Policies and Practices

Tax Equalization	Non-management directors are eligible to receive a tax equalization payment if the U.K income taxes owed on their director compensation exceed the income taxes owed on such compensation in their country of residence. Without these tax equalization payments, a director would be subject to double taxation since they are already paying taxes on their director income in their country of residence. We believe these tax equalization payments are appropriate to ensure our ability to continue to attract highly qualified persons who do not reside in the U.K.
Matching Charitable Contributions	During 2018, Aon Foundation matched up to $10,000 of charitable contributions made to a qualified organization by any non- management director.
Bequest Plan	Non-management directors elected or appointed to serve on the Board before January 1, 2006, and who have completed at least one year of service as a member of the Board, remain eligible to participate in the Aon plc Corporate Sponsored Bequest Plan (the “Bequest Plan”), established in 1994. Non-management directors elected or appointed to serve on the Board on or after January 1, 2006, are not eligible to participate in the Bequest Plan.
The Bequest Plan was established to acknowledge the service of non- management directors, to recognize the mutual interest of Aon and our non- management directors in supporting worthy charitable institutions, and to assist us in attracting and retaining non-management directors of the highest caliber. Individual non-management directors derive no financial benefit from the Bequest Plan, as any and all insurance proceeds and tax-deductible charitable donations accrue solely to Aon.
The Bequest Plan allows each eligible non- management director to recommend total charitable contributions of up to $1,000,000 to eligible tax exempt organizations chosen by the eligible non-management director and approved by Aon Foundation. Each eligible non-management director may designate up to five tax-qualified organizations to receive a portion of the $1,000,000 bequest amount, subject to a $100,000 minimum amount per organization. Each eligible non-management director is paired with another eligible non-management director under the Bequest Plan. The distribution of each eligible non-management director’s charitable bequest amount will begin at the later of: (i) the death of such eligible non-management director; or (ii) the death of the other eligible non-management director with whom such eligible non-management director is paired. Distributions under the Bequest Plan, once they begin, will be made to the designated tax qualified organization(s) in ten equal annual installments.
Expense Reimbursement	Aon pays or reimburses non-management directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or business meetings and for other reasonable expenses related to Board service such as continuing education.

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CEO Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information regarding the relationship between the annual total compensation of our median employee and the annual total compensation of our Chief Executive Officer, Mr. Case. For 2018, our last completed fiscal year, the median annual total compensation of our employees (excluding Mr. Case) was $69,784, and the annual total compensation of Mr. Case was $16,181,591 (this amount differs from the total compensation amount reflected in the Summary Compensation Table appearing on page 44 of this proxy statement because it also includes the value of certain personal benefits and compensation under our nondiscriminatory benefit plans). Based on this information and applicable SEC rules, our estimate of the ratio of Mr. Case’s annual total compensation to the median of the annual total compensation for all employees in 2018 was 232 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

To identify the median of the annual total compensation of all our employees, we first determined that our total global employee population (including full-time, part-time, and temporary employees) as of December 1, 2018 was 49,176. As permitted by SEC rules which allow exclusion of a de minimis number of non-US employees in certain jurisdictions, we then excluded the following number of employees in the following jurisdictions, resulting in a total employee number (after applying the exclusions) of 48,524.

Excluded Jurisdiction	Number of Employees
Angola	30
Aruba	1
Botswana	163
Curacao	14
Cyprus	4
Iraq	2
Israel	86
Malta	8
Morocco	50
Mozambique	22
Papua New Guinea	53
Russian Federation	94
Swaziland	13
Tunisia	52
Venezuela	60

TOTAL	652
Percentage of Total Population Excluded	1.33%

To identify the median employee from this population, we determined that our compensation measure for this purpose would include: (1) an estimate of base salary, determined using the employee’s rate of pay and their work schedule (part-time or full-time), and (for permanent employees who worked part of the year) adjusted for annualization as permitted under SEC rules; and (2) actual performance-based incentives paid under our annual incentive plan during 2018. We chose to use base salary and annual incentives as our compensation measure because these two components represent the most consistently used elements of remuneration across our global workforce (unlike, for example, long-term incentive equity awards, which are only granted to roughly 10% of our employee population). Further, these two components are the most consistently recorded items in our global compensation system. A small percentage of our global employee population is employed on a seasonal or temporary basis; due to difficulties in collecting consistent data regarding periods of actual employment, we estimated the base salary and annual incentive for this group to be zero.

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After identifying our median employee by applying the above-described compensation measure consistently to all employees included in the calculation, we identified and calculated the elements of that employee’s total compensation for 2018 and included the value of any personal benefits and compensation under our non-discriminatory benefit plans, as provided in applicable SEC rules. For the median employee, a substantial percentage (approximately 11%) of the total compensation amount was provided in the form of Company contributions to retirement funds and the cost of health and welfare coverage, which are in addition to the cash component of compensation.

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Proposal 3–Advisory Resolution on Directors’ Remuneration Report

The Board of Directors unanimously recommends that shareholders vote “FOR” advisory approval of the remuneration report included in the Annual Report of the Company.

What am I voting on?

The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company’s overall objectives, and accordingly, and in compliance with the Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in our Annual Report.

This proposal is similar to Proposal 2 regarding the compensation of our NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of our management and non-management directors and is required under the Act.

We encourage shareholders to read the directors’ remuneration report as set forth in Appendix A to this proxy statement and the directors’ remuneration policy, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our management director and to attract and retain high-quality non-management directors.

The Board and the Compensation Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving our compensation objectives, and serve to attract and retain high-quality non-management directors, and the design of our compensation program and the compensation awarded to our management and non-management directors fulfills these objectives.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 95 of this proxy statement.

Is this vote binding on the Board?

As this vote is advisory, it will not be legally binding upon the Board or the Compensation Committee, and payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of Aon’s management director and non-management director compensation programs. If the advisory resolution on the report is not passed, the directors’ remuneration policy must be put up for re-approval at the Company’s next annual general meeting.

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Proposal 4–Resolution to Receive the Company’s Annual Report

The Board of Directors unanimously recommends that shareholders vote “FOR” the receipt of the Annual Report.

What am I voting on?

The Board is required to present at the Annual Meeting the Company’s Annual Report, including the audited annual accounts and related directors’ and auditor’s reports for the year ended December 31, 2018. In accordance with our obligations under English law, we will provide our shareholders at the Annual Meeting an opportunity to receive the Annual Report and ask any relevant and appropriate questions of the representative of Ernst & Young UK in attendance at the Annual Meeting.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 95 of this proxy statement.

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Proposal 5–Resolution to Ratify the Appointment of Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Ernst & Young US as our independent registered public accounting firm for the year ending December 31, 2019.

What am I voting on?

The Audit Committee has appointed Ernst & Young US as Aon’s independent registered public accounting firm for the year ending December 31, 2019, subject to ratification by our shareholders. Ernst & Young US was first retained as the independent registered public accounting firm of our predecessor entity, Aon Corporation, in February 1986. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent registered public accounting firm for the year 2019. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Audit Committee will reconsider the appointment, but may decide to maintain its appointment of Ernst & Young US.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 95 of this proxy statement.

We anticipate that a representative of Ernst & Young US will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the Annual Meeting.

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Proposal 6–Resolution to Re-appoint Ernst & Young UK as the Company’s U.K. Statutory Auditor Under the Act

The Board of Directors unanimously recommends that shareholders vote “FOR” the reappointment of Ernst & Young UK as our statutory auditor under the Act to hold office from the conclusion of this meeting until the conclusion of the next annual general meeting at which accounts are laid before the Company.

What am I voting on?

Under the Act, our U.K. statutory auditor must be appointed at each general meeting at which the annual report and accounts are presented to shareholders. Ernst & Young UK has served as our statutory auditor since our re-registration as a public limited company in March 2012. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 95 of this proxy statement.

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Proposal 7—Resolution to Authorize the Board to Determine the Company’s U.K. Statutory Auditor’s Remuneration

The Board of Directors unanimously recommends that shareholders vote “FOR” the authorization of the Board to determine our U.K. statutory auditor’s remuneration.

What am I voting on?

Under the Act, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize our Board to determine Ernst & Young UK’s remuneration as our U.K. statutory auditor for the year ending December 31, 2019. It is proposed that the Board would delegate the authority to determine the remuneration of the U.K. statutory auditor to the Audit Committee in accordance with the Board’s procedures and applicable law.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 95 of this proxy statement.

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Proposal 8 —Resolution to Approve the Amended and Restated Aon Plc 2011 Incentive Compensation Plan

The Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the Amended and Restated 2011 Incentive Compensation Plan.

What am I voting on?

You are voting on a proposal to approve an amendment and restatement of our equity and cash incentive plan. On March 29, 2019, the Board approved an amendment and restatement of the Shareholder-Approved Plan, subject to shareholder approval. This amendment and restatement increases the number of shares available for issuance under the Shareholder-Approved Plan by 5 million shares and extends the term of the Shareholder-Approved Plan to terminate on the date that is ten years after the date upon which this amended and restated Shareholder-Approved Plan is approved by the Board.

The Shareholder-Approved Plan is critical to Aon’s success in attracting and retaining employees in a competitive labor market. Equity awards help create an employee ownership culture and further align our employees’ interests with those of our shareholders. Equity awards under the Shareholder-Approved Plan create long-term incentives for our employees because the awards are generally subject to a multi-year vesting period and/or performance measure(s).

The authorization of additional shares under the Shareholder-Approved Plan allows Aon to continue its practice of awarding its senior leaders the majority of their equity-based awards in the form of multi-year performance awards. In 2019, Aon awarded the members of its senior management performance share units representing a total of 467,305 Class A Ordinary Shares at target. The vesting of such performance share units is entirely contingent upon the successful achievement of the applicable performance goals.

The authorization of additional shares under the Shareholder-Approved Plan also allows Aon to continue its practice of granting equity to a broad base of employees in connection with Aon’s annual incentive program, pursuant to which a portion of the bonus is paid in the form of restricted share units. The practice of awarding a portion of the incentive amount in equity is common among our competitors and is considered a best practice in our industry.

In 2018, under the Shareholder-Approved Plan, Aon awarded approximately 3,077 employees restricted share unit awards, representing a total of approximately 1,501,305 Class A Ordinary Shares.

The authorization of additional shares under the Shareholder-Approved Plan allows Aon to continue its practice of attracting, motivating and retaining talent within the organization.

Aon sought approval for additional shares one time since the Shareholder-Approved Plan was adopted. The number of Class A Ordinary Shares requested for the share pool under the Shareholder-Approved Plan was 25 million shares, which Aon estimated would be sufficient to cover awards for the three-year period. In 2014, Aon sought and received approval for additional 9 million shares, which Aon estimated would be sufficient to cover awards for a three-year period.

There are approximately 3.8 million shares remaining available for issuance under the Shareholder-Approved Plan, and Aon is requesting approval for 5 million additional shares to be available for issuance under the amended and restated Shareholder-Approved Plan. Based on historical grant practices and the current price of our Class A Ordinary Shares, Aon estimates that 8.8 million shares will be sufficient to cover awards for an additional three-year period. Estimated share issuance over the three-year period assumes the achievement of maximum financial performance under Aon’s equity-based incentive compensation programs. Actual share issuance over the three-year period may be less than assumed due to a number of factors, including changes in the price of our Class A Ordinary Shares or the achievement of less than maximum financial performance.

What are the other key features of the amended and restated Shareholder-Approved Plan?

Aon is not proposing to make other material amendments to the Shareholder-Approved Plan. The amended and restated Shareholder-Approved Plan will continue to include the following features:

•	The amended and restated Shareholder-Approved Plan prohibits the repricing of share options and share appreciation rights without shareholder approval;

•

Share options and share appreciation rights granted under the amended and restated Shareholder-Approved Plan must have an exercise price set at or above the fair market value of a Class A Ordinary Share on the grant date; and

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•	The share pool for the amended and restated Shareholder-Approved Plan is a fixed number of Class A Ordinary Shares; it is not an “evergreen” pool;

What additional factors should I consider in voting on this proposal?

A summary of the material terms of the amended and restated Shareholder-Approved Plan is set forth below; however, this summary should be read in conjunction with, and is subject to the specific provisions of the full text of the amended and restated Shareholder-Approved Plan, as set forth in Appendix B to this proxy statement.

•

Purpose of the amended and restated Shareholder-Approved Plan. The amended and restated Shareholder-Approved Plan will provide a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Aon through the acquisition of a larger personal financial interest in Aon.

•

Eligible Award Recipients. At the discretion of the Compensation Committee, officers and other employees of Aon, non-employee directors and consultants, independent contractors, agents and other service providers to Aon are eligible to participate in the amended and restated Shareholder-Approved Plan. As of March 31, 2019, 10 executive officers, 10 non-employee directors, and approximately 50,000 employees are eligible to participate in the Shareholder-Approved Plan.

•

Administration. The amended and restated Shareholder-Approved Plan is administered by the Compensation Committee. The Compensation Committee has the discretion to grant awards under the amended and restated Shareholder-Approved Plan, to determine the terms thereof, to interpret the provisions of the amended and restated Shareholder-Approved Plan and to take action as it deems necessary or advisable for the administration of the amended and restated Shareholder-Approved Plan. The Compensation Committee may provide a limited delegation of authority to Aon’s management to approve certain awards under the amended and restated Shareholder-Approved Plan.

•

Number of Authorized Shares. The amended and restated Shareholder-Approved Plan provides for awards during the term of the amended and restated Shareholder-Approved Plan with respect to a maximum of 8.8 million shares, subject to adjustment (the “Share Pool”). The closing price of a Class A Ordinary Share as reported on the New York Stock Exchange on April 18, 2019 was $175.17.

•

Under the terms of the amended and restated Shareholder-Approved Plan, up to 15 million shares may be granted as ISOs (as defined below). The maximum number of shares that may be covered by awards granted to any one participant during any one calendar-year period is 1,500,000. The number and class of shares available under the amended and restated Shareholder-Approved Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Aon to preserve the benefits or potential benefits of the awards. To the extent that an award under the amended and restated Shareholder-Approved Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Aon will be available for future grants under the amended and restated Shareholder-Approved Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Aon or a subsidiary or affiliate or with which Aon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any one calendar-year period. Subject to compliance with applicable laws and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the amended and restated Shareholder-Approved Plan to individuals who were not eligible individuals prior to the transaction and will not reduce the number of shares otherwise available for issuance under the Plan. Shares subject to an award under the amended and restated Shareholder-Approved Plan may not again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a share-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; (ii) shares delivered to or withheld by Aon to pay the exercise price or the withholding taxes related to an outstanding award; and (iii) shares repurchased on the open market with the proceeds of an option exercise.

•

Type of Awards. The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive share options (“ISOs”); (ii) nonstatutory share options (“NSOs” and together with ISOs, “Options”); (iii) Class A Ordinary Share-

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settled or cash-settled share appreciation rights (“SARs”); (iv) restricted shares and restricted share units; (v) deferred shares and deferred share units; (vi) performance shares and performance share units; and (vii) cash incentive awards.

•

Options and Share Appreciation Rights. The Compensation Committee is authorized to grant ISOs, NSOs and SARs in tandem with or as a component of other awards (“Tandem SARs”) or SARs not in conjunction with other awards (“Freestanding SARs”). The exercise price per share of an Option will in no event be less than 100% of the fair market value per Class A Ordinary Share underlying the award on the date of grant and may be exercised on a “net exercise” basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a Tandem SAR cannot be less than the exercise price of the underlying Option, and (ii) the exercise price of a Freestanding SAR will be fixed as of the date of grant and will not be less than the fair market value of a Class A Ordinary Share on the grant date. Without the approval of shareholders, Aon will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing” within the meaning of the rules of the NYSE.

•

The Compensation Committee will set the terms and conditions of vesting and exercise for Options and SARs, and the Compensation Committee will determine the methods by which an Option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive Class A Ordinary Shares having an aggregate fair market value (or, in the case of cash-settled SARs, a dollar amount) equal to (A) the excess of (i) the fair market value of one Class A Ordinary Share as of the date of exercise over (ii) the per share exercise price of the Class A Ordinary Shares covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of a SAR will be paid in cash. Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no Option or SAR may be exercised more than ten years from the grant date.

•

Full Value Awards. The Compensation Committee is authorized to grant full value awards in the form of restricted shares and restricted stock units; deferred shares and deferred share units; and performance shares and performance share units (collectively “Full Value Awards”) to participants. The grant, issuance, retention, vesting and/or settlement of Full Value Awards will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Full Value Awards subject to continued employment, passage of time and/or achievement of performance or other objectives as deemed appropriate by the Compensation Committee; provided, however, that the grant, issuance, retention, vesting and/or settlement of a Full Value Award to an employee that is based solely on continued employment or the passage of time will vest over a period of not less than one year from the grant date (but such vesting may occur ratably over the one-year period). This minimum vesting condition will not apply if the participant dies, becomes disabled or retires, or in connection with a change-in-control of Aon.

•

Holders of restricted shares, deferred shares or performance shares have all the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the amended and restated Shareholder-Approved Plan or any award document relating to the restricted shares and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units, deferred share units or performance share units will not have any such shareholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights.

•

Cash Incentive Awards. The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.

•

Performance-Based Compensation. Certain awards of restricted shares or restricted stock units, performance shares or performance share units or any cash incentive award made prior to November 2, 2017, may satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) as in effect prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), as more fully described below See “What are the U.S. federal income tax consequences?” Achievement of performance goals for purposes of those awards is measured over a performance period, as specified by the Compensation Committee. The Compensation Committee has the discretion to reduce the amount of any payment or settlement otherwise to be made. The Compensation Committee will specify the

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circumstances in which performance-based awards will be paid or forfeited in the event of the participant’s death or disability, in connection with a change of control or, subject to the achievement of the performance goals during the performance period, in connection with any other termination of employment prior to the end of a performance period or settlement of an award.

•

For purposes of these “performance-based compensation” awards under the amended and restated Shareholder-Approved Plan, a “performance goal” means any one or more of the following business criteria, either individually, alternatively or in any combination, applied to either Aon as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as selected by the Compensation Committee: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring expenses, interest expense, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or shareholders’ equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) share price performance or shareholder return; (ix) economic value created or added; or (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, or innovation or research goals or the like.

•

In each case for purposes of there “performance-based compensation” awards, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Compensation Committee; provided that the Compensation Committee will have the authority to exclude the impact of charges or benefits for restructuring plans, discontinued operations, amortization of intangible assets, extraordinary items, the cumulative effects of tax or accounting principles and other unusual, non-recurring adjustments included in as adjusted pre-tax income and as disclosed in financial results filed with or furnished to the SEC.

•

The maximum amount payable pursuant to any cash incentive award under the amended and restated Shareholder-Approved Plan that is intended to be “performance-based compensation” to any participant in any calendar year is $10,000,000 and the maximum number of shares that may be covered by “performance-based compensation” awards granted to any one participant during any one calendar-year period is 1,500,000.

•

Certain Events of Forfeiture. The Compensation Committee has the discretion to add forfeiture provisions to any grant under the amended and restated Shareholder-Approved Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.

•

Change-in-Control. In the event of a change-in-control of Aon, the Board has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding Options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied.

•

Clawback Policy. Any compensation earned or paid under the amended and restated Shareholder-Approved Plan is subject to forfeiture, recovery by Aon, or other action pursuant to Aon’s Incentive Repayment Policy or any other clawback or recoupment policy which Aon may adopt from time to time, including without limitation any such policy which Aon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

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•

Adjustments to Shares. In the event there is a change in the capital structure of Aon as a result of any share dividend or split, recapitalization, issuance of a new class of shares, merger, consolidation, spin-off or other similar corporate change, or any distribution to shareholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee’s sole discretion) in the number of shares and forms of the awards authorized to be granted under the amended and restated Shareholder-Approved Plan, including any limitation imposed on the number of Class A Ordinary Shares with respect to which an award may be granted in the aggregate under the amended and restated Shareholder-Approved Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.

•

Tax Withholding and Tax Offset Payments. The Compensation Committee is authorized to withhold from awards and related payments (including ordinary share distributions) amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by withholding Class A Ordinary Shares or other property to satisfy such withholding requirements or by taking certain other actions. Aon can delay the delivery to a participant of Class A Ordinary Shares under any award to allow it to determine the amount of withholding to be collected and to collect and process such withholding.

•

Term of Amended and Restated Shareholder-Approved Plan. Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the amended and restated Shareholder-Approved Plan will terminate on the date that is ten years after the date upon which this amended and restated Shareholder-Approved Plan is approved by the Board.

•

Amendment and Termination. The Board may suspend, amend or terminate the amended and restated Shareholder-Approved Plan; provided, however, that Aon’s shareholders will be required to approve any amendment (i) to the extent required by law or the NYSE rules; (ii) that would alter the amended and restated Shareholder-Approved Plan’s provisions restricting Aon’s ability to grant Options and SARs with an exercise price that is not less than the fair market value of the underlying Class A Ordinary Shares; or (iii) in connection with any action to amend or replace previously granted Options and SARs in a transaction that constitutes a “repricing” within the meaning of the rules of the NYSE. Awards granted prior to a termination of the amended and restated Shareholder-Approved Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the amended and restated Shareholder-Approved Plan will adversely affect the rights of a participant in awards previously granted without such participant’s consent.

What are the U.S. federal income tax consequences?

•

The following is a general description of certain significant United States federal income tax consequences under the Code, as in effect on the date of this summary, applicable to Aon and participants in connection with awards under the amended and restated Shareholder-Approved Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and additional taxes in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes.

•

The grant of Options under the amended and restated Shareholder-Approved Plan will not, in itself, result in the recipient of the Option realizing taxable income or Aon realizing an income tax deduction. However, the transfer of Class A Ordinary Shares to an Option holder upon exercise of the Option may or may not give rise to taxable income to the Option holder and a tax deduction for Aon, depending upon whether such Option is a NSO or an ISO.

•

The exercise of a NSO by an Option holder generally results in immediate recognition of taxable ordinary income by the Option holder and a corresponding tax deduction for Aon, in the amount equal to the excess of fair market value of the Class A Ordinary Shares received at the time of exercise over the exercise price. Any gain that the Option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

•

In general, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the Class A Ordinary Shares acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Class A Ordinary Shares received pursuant to the

72        2019 Aon Proxy Statement

exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such Class A Ordinary Shares will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Aon.

•

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise, the Option will lose its status as an ISO and will be taxed as an NSO. If the recipient disposes of Class A Ordinary Shares acquired upon exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such Class A Ordinary Shares on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Aon generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on how long the shares were held).

•

The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Aon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any Class A Ordinary Shares received as of the exercise date are taxable to the participant as ordinary income and deductible by Aon.

•

A participant will not recognize any taxable income upon the award of restricted shares which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted shares, if any, prior to the lapse of the restrictions applicable to the restricted shares, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.

•

Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted shares based on the fair market value of the Class A Ordinary Shares subject to the award on the date of the award. If a participant makes such an election, any dividends paid with respect to those restricted shares will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted share award lapse.

•

Assuming compliance with the applicable reporting requirements, Aon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted share award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Aon. The amount of cash received or the then-current fair market value of our Class A Ordinary Shares received upon settlement of the restricted stock unit is taxable to the recipient as ordinary income and deductible by Aon.

•

The granting of other Full Value Awards or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Aon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient and a corresponding tax deduction by Aon equal to the amount of any cash received or the then-current fair market value of the Class A Ordinary Shares received. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Aon will be similar to the tax consequences of restricted share awards, previously described. If the award consists of unrestricted Class A Ordinary Shares, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and Aon will be entitled to a corresponding tax deduction.

•

Under Section 162(m), a United States income tax deduction for Aon will generally be unavailable for annual compensation in excess of $1 million paid to the principal executive officer, the principal financial officer, or any of the next three most highly compensated executive officers. Prior to the TCJA, an exception was provided from this limitation for certain “performance-based compensation.” The TCJA repealed this performance-based compensation exception with respect to taxable years beginning after December 31, 2017, although the repeal did not apply to compensation paid pursuant to a written binding contract in effect as of November 2, 2017 that is not materially modified thereafter. The Compensation Committee may continue to grant awards as “performance-based compensation” that are conditioned upon the achievement of one or more performance goals that are approved Performance Criteria (as defined in the amended and restated Shareholder-Approved Plan) under the amended and restated Shareholder-Approved Plan. However, the compensation subject to those awards

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will be subject to the deduction limitation in Code section 162(m) and the exception for performance-based compensation will not apply.

What benefits will be received by our directors, officers and employees under the amended and restated Shareholder-Approved Plan?

•

As of March 31, 2019, a total of 31.7 million shares have been awarded pursuant to the Shareholder-Approved Plan (at target level of performance). The actual equity underlying awards for the remainder of 2019 are not determinable and will depend on many factors including Board authorization, future share prices, and the mix of restricted stock unit awards and performance share unit awards.

•

Other equity-based or cash compensation awards to be granted in the future to eligible individuals, including current and future employees, officers and directors, under the amended and restated Shareholder-Approved Plan cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past under the Shareholder-Approved Plan, see the Grants of Plan-Based Awards in Fiscal Year 2018 table beginning on page 44 and the Outstanding Equity Awards at 2018 Fiscal Year-End table beginning on page 46. For an understanding of the cash incentives awarded in the past under the Incentive Compensation Plan, see the 2018 Summary Compensation Table for Fiscal Years 2018, 2017, and 2016 beginning on page 39.

What happens if the amended and restated Shareholder-Approved Plan does not receive shareholder approval?

•

If the amended and restated Shareholder-Approved Plan does not receive shareholder approval, awards will continue to be made under the Shareholder-Approved Plan as currently in effect. In the event there are not sufficient Class A Ordinary Shares available to be issued under the Shareholder-Approved Plan to settle awards granted thereunder, Aon will be required to grant some awards, or portions thereof, to be settled in cash. Settling awards in cash rather than Class A Ordinary Shares could have an adverse impact on Aon’s cash flow from operations, financial position and results of operations. Approval of the amended and restated Shareholder-Approved Plan should reduce the magnitude of Aon’s exposure to such cash settlement risk.

•

In addition, under applicable accounting rules, if Aon determines at any time that there would be insufficient shares remaining under the Shareholder-Approved Plan to settle one or more awards granted thereunder with the issuance of shares, Aon will be required to classify and account for the equity-based awards, or portions thereof, to be settled in cash under one or both such plans as liabilities. This “liability accounting” could adversely impact Aon’s financial position or results of operations. Approval of the amended and restated Shareholder-Approved Plan should reduce the magnitude of Aon’s exposure to such “liability accounting” risk in the event that it is triggered.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 95 of this proxy statement.

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Proposal 9–Resolution to Approve the Capital Reduction

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the Capital Reduction.

What am I voting on?

The special resolution proposed in Proposal 9 is required under the Act in order for us to implement the Capital Reduction through a customary court-approved process in the U.K. We have historically held our investments in our subsidiaries ‘at cost’. On January 1, 2017, we elected to hold our investments in our subsidiaries at ‘fair value’ under International Accounting Standard 8 Accounting Policies, Changes in Estimates and Errors (IAS 8). As a result of change in accounting, the value of our subsidiary investments has increased by an amount equal to $31 billion. This additional value is currently recorded in a revaluation reserve in our balance sheet (the “Revaluation Reserve”).

Under the Act, we may only pay dividends, make distributions and repurchase shares out of distributable reserves on our balance sheet. Under English law, “distributable reserves” are a company’s accumulated, realised profits, so far as not previously utilised by distribution or capitalisation, less its accumulated, realised losses, so far as not previously written off in a reduction or reorganisation of capital duly made, calculated on a standalone basis.

We are not permitted to pay dividends, make distributions or repurchase shares (i) if, at the time, the amount of our net assets (being our assets less the aggregate of our liabilities) is less than the aggregate of our called up share capital and undistributable reserves, or (ii) to the extent that the distribution would reduce the net assets below such amount. Our undistributable reserves includes our Revaluation Reserve.

Under the Act, the Revaluation Reserve is not a statutory reserve, therefore, we cannot make any distributions from it, or reduce or cancel it under the statutory method prescribed in the Act. In order for us to create distributable reserves from our Revaluation Reserve, we will need to:

(a)

capitalise the amount standing to balance in the Revaluation Reserve by the issue of a new class of ordinary shares in the Company (the “Capital Reduction Shares”) and paying up the nominal value on such shares using the Revaluation Reserve (this is described in more detail in, and subject to the passing of, Proposal 10); and

(b)	cancel the Capital Reduction Shares, and the nominal value of those shares will be credited to our distributable reserves.

The process described in (b) is the Capital Reduction and is a customary court-approved process in the U.K. Following the Capital Reduction, the distributable reserves on our standalone balance sheet will be increased by an amount equal to $31 billion. The Capital Reduction will not change the total amount of shareholders’ equity as reflected on our balance sheet, and will not change the number of, or rights attaching to, any other ordinary share of the Company.

If the Capital Reduction is approved by shareholders at the Annual Meeting, then we must obtain an order of the U.K. Court that the Capital Reduction Shares be cancelled, followed by the delivery and registration of the Court order with the Registrar of Companies in the U.K. before the Capital Reduction becomes effective. Under English law, we can only seek to reduce the share capital and other statutory reserves. Since the Revaluation Reserve is not a statutory reserve, we must first convert the Revaluation Reserve to share capital through the issue of the Capital Reduction Shares in order for the Court to approve the cancellation of the Capital Reduction Shares, thereby creating distributable reserves.

It is proposed that $31 billion of our Revaluation Reserve be used to pay for the Capital Reduction Shares in full prior to the Court hearing. It is envisaged that the Capital Reduction Shares will be allotted to a nominee of the Company to hold for, and on behalf of, the Company’s holders of Class A Ordinary Shares shortly after the close of the Annual Meeting.

The Capital Reduction Shares will have extremely limited rights, as set out in Proposal 10 below. The Capital Reduction Shares will not be registered with the SEC or admitted to trading on NYSE or any other market. No share certificates will be issued in respect of the Capital Reduction Shares.

In order to approve the proposed cancellation of the Capital Reduction Shares, the Court will need to be satisfied that the interests of our creditors will not be prejudiced as a result of the cancellation. In order to do so, we will need to satisfy the Court that there is no real likelihood that the Capital Reduction would result in us being unable to discharge the debts or claims of any creditor when they fall due. The terms upon which the Court is willing to confirm the proposed cancellation are, ultimately, for the Court to determine and we will provide the Court with such confirmations and/or undertakings as we deem appropriate.

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It is anticipated that the initial Court hearing will take place in early July 2019. We expect that the final Court hearing will take place and the Capital Reduction will become effective two or three weeks after the initial Court hearing, following the necessary registration of the Court order. The Board reserves the right at any time before the Reduction of Capital becomes effective not to proceed with the Reduction of Capital.

The Capital Reduction will not involve us making any distribution or payment of capital and will not reduce our underlying net assets. Nothing contained in this Proposal 9 shall be construed or relied upon as any statement or commitment as to the payment, timing or amount of any future dividends or share repurchases.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 96 of this proxy statement.

What are the voting requirements?

Under the Act, the approval for the Capital Reduction must be passed as a special resolution. As a special resolution, this proposal requires that at least 75% of the votes cast at the meeting be cast in favor of this proposal.

When does this authorisation expire?

There is no period prescribed by the Act, but if Proposal 9 and Proposal 10 are approved, we expect the Capital Reduction to be effective in July 2019, but in any event, within the period of six months from the date of the Annual Meeting.

What happens if this proposal does not receive shareholder approval?

The distributable reserves arising from the Capital Reduction will provide flexibility and enhance our ability to pay dividends, to make future distributions or repurchase our shares as determined by the Board. If this proposal does not receive the affirmative vote of the required majority of the shares entitled to vote and present in person or represented by proxy by at the Annual Meeting, the Company may not be able to continue its share repurchase programme or effect distributions to shareholders until such time that there are sufficient distributable reserves.

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Proposal 10–Resolution to Approve the Adoption of New Articles of Association

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the adoption of the New Articles.

What am I voting on?

The special resolution proposed in Proposal 10 is required under the Act in order for the Company to adopt the New Articles, as set forth in Appendix C to this proxy statement, subject to and conditional upon the passing of Proposal 9, with effect from the conclusion of the Annual Meeting.

The New Articles include a change to Article 6 to allow the Directors to issue new Class D Ordinary Shares in the capital of the Company, which will serve as the Capital Reduction Shares described in more detail Proposal 9.

The Capital Reduction Shares will have extremely limited rights. In particular, the Capital Reduction Shares will carry no right (i) to receive any dividends or other distribution, whether capital or income, (ii) to receive notice of, or to attend or vote at, any general meeting of the shareholders, (iii) to participate in the profits of the Company, or (iv) to participate in the Company’s assets, except on a winding-up of the Company. The Capital Reduction Shares will be transferable, but no market will exist for them.

A copy of the proposed New Articles, marked to show all changes as proposed, is attached hereto as Appendix C.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 96 of this proxy statement.

What are the voting requirements?

Under the Act, the adoption of the New Articles must be passed as a special resolution. As a special resolution, this proposal requires that at least 75% of the votes cast at the meeting be cast in favor of this proposal.

When does this authorisation expire?

If this proposal is approved, the New Articles will take effect following the conclusion of the Annual Meeting.

What happens if this proposal does not receive shareholder approval?

If this proposal does not receive the affirmative vote of the required majority of the shares entitled to vote and present in person or represented by proxy by at the Annual Meeting, the Board will be unable to allot the Capital Reduction Shares in order to implement the Capital Reduction. The Company may not be able to continue its share repurchase programme or effect distributions to shareholders until such time that there are sufficient distributable reserves.

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Proposal 11–Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the form of share repurchase contracts and repurchase counterparties.

What am I voting on?

Under the Act, we may only repurchase our Class A Ordinary Shares in accordance with specific procedures for “off market purchases” of such shares. This is because, and solely for the purposes of the Act, any repurchase of our Class A Ordinary Shares through the NYSE constitutes an “off market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract which has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.

We approved our form of share repurchase contracts and counterparties at the last annual general meeting, and we are seeking to renew our existing authorizations so that we have the ability to continue to conduct our share repurchase program as it has been conducted since the redomestication in 2012.

Approval of the form of contracts and counterparties are not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will continue to repurchase shares at its discretion in accordance with its previously disclosed share repurchase program. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 96 of this proxy statement.

What are the material terms of the repurchase contracts?

We are seeking approval of two forms of share repurchase contract.

The form of agreement attached as Appendix D to this proxy statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as Aon may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the Class A Ordinary Shares as principal and sell any Class A Ordinary Shares purchased to Aon in record form.

The form of agreement attached as Appendix E to this proxy statement is a form of repurchase plan which we may enter from time to time to purchase a specified dollar amount of Class A Ordinary Shares on the NYSE each day if our Class A Ordinary Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the counterparty will purchase the Class A Ordinary Shares as principal and sell any Class A Ordinary Shares purchased to Aon in record form.

Who are the approved counterparties?

Aon may only enter into share repurchase contracts with counterparties approved by our shareholders. Aon therefore seeks approval to conduct repurchases through the following counterparties (or their subsidiaries or affiliates from time to time):

ANZ Securities	J.P. Morgan Securities, LLC	RBS Securities Inc.
Bank of America	Keefe, Bruyette and Woods, Inc.	Samuel A. Ramirez & Co
Barclays Capital Inc.	KeyBanc Capital Markets, Inc.	Sandler O’Neill & Partners
BNY Mellon Capital Markets, LLC	Kota Global Securities Inc.	Siebert Cisneros Shank & Co., LLC
Blaylock Robert Van, LLC	Liquidnet Inc.	ScotiaBank Capital Markets
BNP Paribas Securities Corp	Lloyds Bank	Stifel, Nicolaus & Company
Citibank Global Markets	Loop Capital Markets LLC	Topeka Capital Markets
Credit Suisse Securities (USA) LLC	M.R. Beal & Company	UBS Securities LLC
Deutsche Bank Securities, Inc.	Morgan Stanley & Co., LLC	U.S. Bancorp Securities
Drexel Hamilton, LLC	Natixis	UniCredit Capital Markets, LLC

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Goldman, Sachs & Co.	Northern Trust Securities, Inc.	Wells Fargo Securities, LLC
HSBC Securities	RBC Capital Markets Corporation	The Williams Capital Group, L.P.
William Blair & Company

Copies of the share repurchase contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at The Aon Centre, 122 Leadenhall Street, London EC3V 4AN for the period from the date of this proxy statement and ending on the date of the Annual Meeting. Copies of the share repurchase contracts and list of repurchase counterparties will also be available for inspection at the Annual Meeting.

When does this authorization expire?

Under the Act, Aon must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, Aon may repurchase shares pursuant to the form of contracts attached at Appendix D and Appendix E to this proxy statement with the approved counterparties until the fifth anniversary of the Annual Meeting.

What happens if the form of contracts and counterparties do not receive shareholder approval?

If the forms of contract and counterparties do not receive shareholder approval, we will continue the repurchase program with the currently approved form of contracts and counterparties. In order to continue repurchasing shares after June 22, 2023, we would be required to seek shareholder approval of the form of contracts and counterparties at a future annual general meeting.

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Proposal 12–Resolution to Authorize the Board to Allot Equity Securities

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of authorization of the Board to allot equity securities.

What am I voting on?

The ordinary resolution proposed in Proposal 12 is required periodically under the Act and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for other companies listed on the NYSE or organized within the United States.

Under the Act, directors are, with certain exceptions (such as in connection with employees’ share schemes), unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association. At the 2018 annual general meeting, our shareholders authorized us to allot equity securities up to an aggregate nominal amount of $866,000, and, in connection with an offer by way of a rights issue, comprising equity securities, as defined in the Act, up to a further aggregate nominal amount of $866,000. Unlike most companies listed on the NYSE with perpetual authority under their charter or articles of incorporation, our authority only continues until the earlier of the next annual general meeting of the Company or close of business on August 31, 2019. After that time, it must be renewed.

The Company proposes that the shareholders authorize the directors at the Annual Meeting to generally and unconditionally, subject to the provisions of our Articles and the Act, authorize the directors of the Company, in accordance with section 551 of the Act, to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company:

a)	up to an aggregate nominal amount of $793,000; and

b)	up to a further aggregate nominal amount of $793,000, provided that (i) they are equity securities (within the meaning of section 560 of the Act) and (ii) they are offered by way of a rights issue.

This amount set forth in paragraph (a) above will authorize the directors to allot new equity securities in the Company up to a nominal amount of $793,000 (which represents an amount that is approximately equal to 33% of the aggregate nominal value of the issued share capital of the Company as of April 25, 2019, the latest practicable date prior to the publication of this proxy statement). The amount set forth in paragraph (b) above will further authorize the directors to allot equity securities in the context of a rights issue in favor of holders of Class A Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings and of equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, up to a further aggregate nominal amount of $793,000 (which represents an amount that is approximately equal to 33% of the aggregate nominal value of the issued share capital of the Company as of April 25, 2019), and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or the requirements of any regulatory body or stock exchange or any other matter. Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (a) and (b) represent an amount that is equal to approximately 66% of the aggregate nominal value of our issued share capital as of April 25, 2019.

Unless previously renewed, revoked or varied, the authority conferred by this Proposal 12 shall apply in substitution for all existing authorities under section 551 of the Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2020), save that the Company may, before such expiry make offers or enter into agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 96 of this proxy statement.

There is no present intention to exercise this authority.

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When does this authorization expire?

If this proposal is approved, our Board may allot equity securities up to the aggregate nominal value of equity securities set forth above until the earlier of the next annual general meeting or August 31, 2020.

What happens if this proposal does not receive shareholder approval?

In order to continue allotting shares after the Annual Meeting if this proposal does not receive shareholder approval, including to raise capital or to engage in merger and acquisition activity where the Company would like to issue shares, we would be required to seek shareholder approval of the authority to allot equity securities at a future general meeting or annual general meeting.

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Proposal 13–Special Resolution to Authorize the Board to Allot Equity Securities Without Pre-emptive Rights

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of authorization of the Board to allot equity securities without the application of pre-emptive rights.

What am I voting on?

The special resolution proposed in Proposal 13 is required periodically under the Act and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for other companies listed on the NYSE or organized within the United States.

In addition to the authorization to allot securities as set forth in Proposal 12, under the Act, the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% of votes cast) has been passed in a general meeting of shareholders disapplying such pre-emption. Unlike most companies listed on the NYSE which have no similar restrictions, our Board can only disapply pre-emptive rights in respect of such issuances until the expiration of the prior authorization from our shareholders, being the earlier of the next annual general meeting of the Company or close of business on August 31, 2019.

The Company proposes that, subject to the passing of the resolution included in Proposal 12, the directors of the Company be generally empowered to allot equity securities (as defined in section 560 of the Act) pursuant to the authority conferred by Proposal 12 for cash, free of the restriction in section 561 of the Act. This resolution would give the directors the ability to raise additional capital by selling Class A Ordinary Shares for cash or conduct a rights issue without first offering them to existing shareholders in proportion to their existing shareholdings. Absent this ability, our flexibility to use our share capital to pursue strategic transactions or finance growth would be severely limited.

The power would be limited to allotments or sales of treasury shares for cash:

a)

in the case of allotments authorized by paragraph (a) of Proposal 12, (i) in connection with a preemptive offer or (ii) otherwise than in connection with a pre-emptive offer of up to an aggregate nominal amount of $240,000; and

b)	in the case of allotments authorized by paragraph (b) of Proposal 12, of the equity securities to be issued in connection with a rights issue.

The amount set forth in paragraph (a)(ii) above represents approximately 10% of the issued ordinary share capital of the Company as of April 25, 2019, the latest practicable date prior to the publication of this proxy statement. The directors will only allot shares with a nominal value of more than $120,000, being approximately 5% of the issued ordinary share capital of the Company as of April 25, 2019, for cash pursuant to this authority where that allotment is in connection with an acquisition or a specified capital investment which is announced at the same time as the allotment, or which has taken place in the preceding six-month period and is disclosed in the announcement of that allotment. The authority to allot the additional 5% of the issued share capital would not be used as a matter of routine, but only where the flexibility is merited by the nature of the transaction and is thought to be to the advantage of shareholders as a whole.

This resolution would provide the directors with additional flexibility to pursue strategic transactions and to finance growth with equity.

Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2020), save that the Company may, before such expiry make offers or enter into agreements which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 97 of this proxy statement.

What are the voting requirements?

Under the Act, the authorization of the Board to issue shares without pre-emptive rights must be passed as a special resolution. As a special resolution, this proposal requires that at least 75% of the votes cast at the meeting be cast in favor of this proposal.

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When does this authorization expire?

Under the Act, Aon must seek authorization to allot equity securities without the application of pre-emptive rights at least as often as it is required to seek authorization to allot equity securities. If this proposal is approved, our Board may allot equity securities without the application of pre-emptive rights until the earlier of the next annual general meeting or August 31, 2020.

What happens if this proposal does not receive the required shareholder approval?

In order to continue allotting equity securities without the application of pre-emptive rights following the Annual Meeting if this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to allot equity securities at a future annual general meeting.

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Proposal 14–Resolution to Authorize the Company and its Subsidiaries to Make Political Donations and Expenditures

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of authorization of the Company to make political donations and expenditures.

What am I voting on?

The resolution proposed in this Proposal 14 is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for other companies listed on the NYSE or organized within the United States. Other companies listed on the NYSE or organized within the United States are not subject to any similar restrictions.

Under section 366 of the Act, the Company is prohibited from making any donation to a political party, an independent election candidate, or any other political organization or incurring any political expenditure unless the donation or expenditure is authorized by the shareholders in a general meeting. The Company maintains a policy prohibiting donations to political organizations or from incurring other political expenditures and our directors have no intention of changing that policy. However, as a result of the wide definition in the Act of matters constituting political donations, normal expenditures (such as expenditures on organizations concerned with matters of public policy, law reform and representation of the business community) and business activities (such as communications with governmental organizations and political parties at the local, national and European level) could be construed as political expenditures or as donations to a political party or other political organization and fall within the restrictions of the Act. As a result of this wide definition, the Company proposes to authorize de minimis amounts in the event of an inadvertent donation or expenditure that would require prior shareholder approval under the Act.

It is proposed that the Company and all its subsidiaries be generally and unconditionally authorized for the purposes of sections 366 and 367 of the Act, in accordance with section 366 of the Act, to:

(1)	make political donations to political parties or independent election candidates not exceeding $150,000 in aggregate;

(2)	make political donations to political organizations other than political parties not exceeding $150,000 in aggregate; and

(3)	incur political expenditures not exceeding $150,000 in aggregate;

during the period beginning on the date of the passing of this resolution and expiring at the next annual general meeting of the Company, provided that the maximum amounts referred to in paragraphs (1), (2) and (3) above may comprise sums in different currencies which shall be converted at such rate as the directors of the Company may in their absolute discretion determine to be appropriate.

This Proposal 14 does not purport to authorize any particular donation or expenditure but is expressed in general terms as required by the Act and is intended to authorize normal business activities which might not be thought to be donations to political organizations or political expenditure in the usual sense. If passed, Proposal 14 would allow the Company or its subsidiaries to make donations to political parties or independent election candidates, to other political organizations, or to incur political expenditure, in each case, of up to an aggregate limit of $150,000.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2019 Annual General Meeting” on page 98 of this proxy statement.

For the purposes of this Proposal 14, “political donation,” “political parties,” “independent election candidates,” “political organization” and “political expenditure” have the meanings given to them in sections 363 to 365 of the Act.

When does this authorization expire?

If this proposal is approved, the Company or its subsidiaries may make donations or incur political expenditures up to the aggregate amounts identified above until the next annual general meeting of the Company.

What happens if this proposal does not receive the required shareholder approval?

If this proposal does not receive the required shareholder approval, the Company will continue to ensure that it and its subsidiaries do not inadvertently commit any breaches of the Act pursuant to sections 366 and 367 thereof.

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Other Information

Equity Compensation Plan Information

The following table summarizes the number of Class A Ordinary Shares that may be issued under our equity compensation plans as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	8,084,930	(1)(2)	43.20	(3)	8,379,126	(4)
Equity compensation plans not approved by security holders(5)	458,231		—	(6)	—	(7)

Total	8,543,161		43.20		8,379,126

(1)	This amount includes the following:

–	180,000 shares that may be issued in connection with outstanding share options under the 2001 Aon Stock Incentive Plan.

–	4,194,446 shares that may be issued in connection with share awards;

–	13,152 shares that may be used in connection with share awards under the 2001 Aon Stock Incentive Plan;

–	136,209 shares that may be issued in connection with deferred share awards under the 2001 Aon Stock Incentive Plan;

–	143,911 shares that may be issued in connection with the US employee share purchase plan;

–	269,911 shares that may be issued in connection with the UK ShareSave share plan;

–	86,579 shares that may be issued to satisfy obligations under the Aon Deferred Compensation Plan; and

–

3,060,722 shares that may be issued in connection with the settlement of performance share units. For awards where the performance period has been completed, the actual number of shares to be issued is shown. For awards tracking significantly below threshold, the threshold number of shares which may be issued is shown. For all other performance share awards, the maximum number of shares which may be issued is shown.

(2)

On November 1, 2002, the Aon Deferred Compensation Plan was amended to discontinue the distribution of shares with respect to deferrals after November 1, 2002 from that plan. As of December 31, 2018, based on a share price of $145.36, the maximum number of shares that could be issued under the Aon Deferred Compensation Plan was 86,579.

(3)	Indicates weighted average exercise price of 180,000 outstanding options under the 2001 Aon Stock Incentive Plan.

(4)

The total number of Class A Ordinary Shares authorized for issuance in connection with awards under the Amended and Restated Aon plc 2011 Incentive Plan, as amended, is 34,000,000. As of December 31, 2018, 4,928,668 shares remained available for future issuance under this plan. The amount shown in column (c) also includes 3,450,458 shares available for future issuance under the Aon plc Global Share Purchase Plan, including 143,911 shares subject to purchase as of December 31, 2018. Permissible awards under the Shareholder-Approved Plan include share options, share appreciation rights, restricted shares, restricted share units and other share-based awards, including awards where the vesting, granting or settlement of which is contingent upon the achievement of specified performance goals, called “performance awards.”

(5)	Below are the material features of our equity compensation plans that have not been approved by shareholders:

Aon Supplemental Savings Plan

The Supplemental Savings Plan was adopted by the Board of Directors of Aon Corporation in 1998. It is a nonqualified supplemental retirement plan that provides benefits to participants in the Aon Savings Plan whose employer matching contributions are limited because of IRS-imposed restrictions. Prior to January 1, 2004, participants covered under the Supplemental Plan were credited with an additional matching allocation they would have received under the former Aon Savings Plan provisions—100% of the first 1% to 3% of compensation (“Tier I”) and 75% of the next 4% to 6% of compensation (“Tier 2”)—had compensation up to $500,000 been considered. Between January 1, 2004 and December 31, 2005, only

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participants defined as employees of Aon Consulting’s Human Resource Outsourcing Group maintained the matching provision in the Supplemental Plan. Participants may elect to have Tier I allocations credited to their accounts as if invested in a money market account or as if invested in Class A Ordinary Shares. Tier I allocations directed to a Class A Ordinary Shares account may not be moved to the money market account, regardless of the participant’s age. As of January 1, 2006, no participants are eligible for Tier I or Tier II matching allocations. Before the beginning of each plan year, an election may be made by any participant to transfer some or all of a participant’s money market account to the Class A Ordinary Shares account. All amounts credited to the Class A Ordinary Shares account are credited with dividends and other investment returns as under the Aon Savings Plan fund. Between January 1, 2004 and December 31, 2008, the Supplemental Plan provision in effect provided employees hired January 1, 2004 and later, benefits on plan compensation above the IRS limits (and up to $500,000) as under the Aon Retirement Account (the “ARA”) provision of the Aon Savings Plan. Benefits were in the form of a discretionary non-contributory company contribution made to eligible employees active at the end of the plan year with 1,000 or more hours of paid service. The Supplemental Plan ARA allocation was calculated using the same formula that the Board determines for the Aon Savings Plan ARA. Ongoing balances which resulted from the Supplemental Plan ARA allocation will continue to track the same investment options as selected by the participant under the Aon Savings Plan. This includes the Aon Class A Ordinary Shares option, and, like the Aon Savings Plan provision, has no transfer restrictions.

Effective for plan years beginning January 1, 2009, a new Supplemental Plan provision went into effect whereby employees were credited with an additional matching allocation they would have received under the new Aon Savings Plan match provision—100% of the first 6% of compensation—had compensation up to $500,000 been considered. Participants must also contribute the limit prescribed by the IRS ($18,500 for 2018) and be active on the last day of the year in order to receive the allocation. As of December 31, 2018, the number of shares that could be issued under the plan was 303,176.

Aon Supplemental Employee Stock Ownership Plan

The Aon Supplemental Employee Stock Ownership Plan was a plan established in 1989 as a nonqualified supplemental retirement plan that provided benefits to participants in the Aon Employee Stock Ownership Plan whose employer contributions were limited because of IRS-imposed restrictions. As of 1998, no additional amounts have been credited to participant accounts, although account balances are maintained for participants, and credited with dividends, until distribution is required under the plan. Distributions are made solely in Class A Ordinary Shares. No specific authorization of Class A Ordinary Shares for the plan has been made. As of December 31, 2018, the number of shares that could be issued under the plan was 155,055.

(6)	The weighted-average exercise price of such shares is uncertain and is not included in this column.

(7)

None of these equity compensation plans contain a limit on the number of shares that may be issued under such plans; however, these plans are subject to the limitations set forth in the descriptions of these plans contained in Note 5 above.

Certain Relationships and Related Transactions

Aon has adopted procedures governing the review and approval of related party transactions. The terms of these procedures provide that the Governance/Nominating Committee will review transactions in which: (i) Aon is a party, participant, or has a direct or indirect material interest; (ii) the amount involved exceeds or reasonably can be expected to exceed $120,000; and (iii) any director, executive officer or holder of five percent (5%) or more of Aon’s voting securities, or an immediate family member of any such person, has a direct or indirect material interest. To facilitate the review and approval of related party transactions, Aon’s directors and executive officers complete an annual director and officer questionnaire and disclose all potential related person transactions involving themselves and their immediate family members. Throughout the year, directors and executive officers are required to notify Aon’s General Counsel of any potential related person transactions of which they become aware. Aon’s General Counsel reports these transactions, as well as any other related party transactions of which he is aware, to the Governance/Nominating Committee. The Governance/Nominating Committee considers all relevant facts of any related party transactions to determine whether to approve or ratify the transaction.

Shareholders’ Requests Under Section 527 of the Act

Under section 527 of the Act, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:

•	the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the annual general meeting; or

•	any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.

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The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the Act. Where the Company is required to place a statement on a website under section 527 of the Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 of the Act to publish on a website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that each of our directors and executive officers, and any other person who owns more than ten percent (10%) of our Class A Ordinary Shares, file with the SEC initial reports of ownership and reports of changes in ownership of our Class A Ordinary Shares. To our knowledge, based solely on information furnished to us and written representations by such persons that no such other reports were required to be filed, Aon believes that all such SEC filing requirements were met in a timely manner during 2018 other than with respect to a Form 4 filed on behalf of Mr. Andersen to report a sale of stock on May 24, 2018.

Shareholder Proposals for 2020 Annual General Meetings

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2020 annual general meeting must submit their proposals to the Office of the Company Secretary of Aon at The Aon Centre, 122 Leadenhall Street, London EC3V 4AN, on or before December 28, 2019. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

In accordance with our Articles, and without prejudice to the rights of a shareholder of record under applicable law, in order to nominate a candidate for election as a director or properly bring other business before the 2020 annual general meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of Aon at The Aon Centre, 122 Leadenhall Street, London EC3V 4AN, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than February 22, 2020 and no later than March 23, 2020.

Incorporation By Reference

To the extent that this proxy statement is incorporated by reference into any other filing by Aon with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, the information contained in the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. The information contained in the Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, other than Aon’s Annual Report on Form 10-K, except to the extent specifically provided otherwise in such filing.

Other Matters

The Board is not aware of any business to be acted upon at the Annual Meeting other than that described in this proxy statement. If any other business comes before the Annual Meeting, the proxy holders (as indicated on the accompanying proxy card or cards) will vote the proxies according to their best judgment with respect to such matters.

Disclosure Regarding Forward-Looking Statements

This proxy statement and any documents incorporated by reference into this proxy statement contain certain statements related to future results, or state our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent management’s expectations or forecasts of future events. Forward-looking statements are typically identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “intend,” “plan,” “probably,” “potential,” “looking forward,” “continue” and other similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” You can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. For example, we may use forward-looking statements when addressing topics such as: market and industry conditions, including competitive and pricing trends; changes in our business strategies and methods of generating revenue; the development and performance of our services and products; changes in the composition or level of our revenues; our cost structure and the outcome of cost-saving or restructuring initiatives; the outcome of contingencies;

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dividend policy; the expected impact of acquisitions and dispositions; pension obligations; cash flow and liquidity; expected effective tax rate; future actions by regulators; and the impact of changes in accounting rules. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include:

•	general economic and political conditions in the countries in which we do business around the world, including the U.K.’s expected withdrawal from the European Union;

•	changes in the competitive environment or damage to our reputation;

•	fluctuations in exchange and interest rates that could influence revenue and expenses;

•	changes in global equity and fixed income markets that could affect the return on invested assets;

•	changes in the funding status of our various defined benefit pension plans and the impact of any increased pension funding resulting from those changes;

•	the level of our debt limiting financial flexibility or increasing borrowing costs;

•	rating agency actions that could affect our ability to borrow funds;

•	volatility in our tax rate due to a variety of different factors, including U.S. federal income tax reform;

•	the effect of the change in global headquarters and jurisdiction of incorporation, including differences in the anticipated benefits;

•	changes in estimates or assumptions on our financial statements;

•	limits on our subsidiaries to make dividend and other payments to us;

•	the impact of lawsuits and other contingent liabilities and loss contingencies arising from errors and omissions and other claims against us;

•

the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which we operate, particularly given the global scope of our businesses and the possibility of conflicting regulatory requirements across jurisdictions in which we do business;

•	the impact of any investigations brought by regulatory authorities in the U.S., the U.K. and other countries;

•	the impact of any inquiries relating to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws and with U.S. and non-U.S. trade sanctions regimes;

•	failure to protect intellectual property rights or allegations that we infringe on the intellectual property rights of others;

•	the effects of English law on our operating flexibility and the enforcement of judgments against us;

•	the failure to retain and attract qualified personnel;

•	international risks associated with our global operations;

•	the effect of natural or man-made disasters;

•	the potential of a system or network breach or disruption resulting in operational interruption or improper disclosure of personal data;

•	our ability to develop and implement new technology;

•	the damage to our reputation among clients, markets or third parties;

•	the actions taken by third parties that perform aspects of our business operations and client services;

•

the extent to which we manage certain risks created in connection with the services, including fiduciary and investments, consulting, and other advisory, among others, that we currently provide, or will provide in the future, to clients;

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•	our ability to continue, and the costs and risks associated with, growing, developing and integrating companies that we acquire or new lines of business;

•	changes in commercial property and casualty markets, commercial premium rates or methods of compensation;

•	changes in the health care system or our relationships with insurance carriers; and

•	our ability to implement initiatives intended to yield cost savings and the ability to achieve those cost savings.

Any or all of these forward-looking statements may turn out to be inaccurate, and there are no guarantees about our performance. The factors identified above are not exhaustive. We and our subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statement that we may make from time to time, whether as a result of new information, future events or otherwise. Further information about factors that could materially affect us, including our results of operations and financial condition, is contained in the “Risk Factors” section in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

By Order of the Board of Directors,

Peter Lieb

Company Secretary

London, United Kingdom

April 26, 2019

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Questions and Answers About the 2019 Annual

General Meeting and Voting

Why did I receive these proxy materials?

We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail to comply with our obligations under the Act in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof.

The Notice of Internet Availability and proxy materials were first mailed on or about April 26, 2019 to shareholders who held shares as of April 23, 2019, which we refer to as the “record date.”

Are any matters being presented at the Annual Meeting mandated under English law?

Proposals 3, 4, 6, 7, 11, 12, 13 and 14 are items required to be approved by shareholders periodically under the Act and generally do not have an analogous requirement under U.S. law. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.

Will any other matters be decided at the Annual Meeting?

At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement. If any other matters are, in accordance with applicable law and the Company’s Articles, properly presented for consideration at the Annual Meeting, such matters will, subject to the Articles and applicable law, be considered at the Annual Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

Who is entitled to vote at the Annual Meeting?

Holders of our Class A Ordinary Shares, nominal value $0.01 per share as of the close of business in New York on April 23, 2019, are entitled to vote at the Annual Meeting. As of that date, being the last practicable date prior to the publication of this proxy statement, there were 240,521,240 Class A Ordinary Shares outstanding and entitled to vote. Unless disenfranchised under applicable law and/or the Articles, each Class A Ordinary Share is entitled to one vote on each matter properly brought before the Annual Meeting. Therefore, the total voting rights in the Company as at April 23, 2019 are 240,521,240 Class A Ordinary Shares.

What is the difference between holding Class A Ordinary Shares as a shareholder of record and as a beneficial owner?

If you are registered on the register of members of the Company in respect of Class A Ordinary Shares, you are considered, with respect to those Class A Ordinary Shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company.

If your Class A Ordinary Shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials or the Notice of Internet Availability are being made available or forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your Class A Ordinary Shares by following the instructions for voting on the proxy card or Notice of Internet Availability.

How do I vote?

If you are a shareholder of record, you may appoint a proxy to vote on your behalf using any of the following methods:

•	by telephone using the toll-free telephone number shown on the proxy card or the Notice of Internet Availability;

•	through the Internet as instructed on the proxy card or the Notice of Internet Availability;

•

if you received proxy materials by mail or if you request a paper proxy card by telephone or through the Internet, you may elect to vote by mail by completing and signing the proxy card and returning it in the prepaid envelope provided; or

•	by written ballot at the Annual Meeting.

Any corporate or institutional shareholder of record may, by resolution of its articles or other governing body, authorize another person to act as its representative at the Annual Meeting, and such authorized person will (on production of a certified copy of such resolution at the Annual Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual shareholder of the Company.

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Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone or through the Internet, such instructions must be received by 5:00 p.m., London time/12:00 noon, New York time, on Thursday, June 20, 2019, the day before the Annual Meeting. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card, and your proxy appointment is not subsequently revoked, your Class A Ordinary Shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted as follows:

•	FOR the election of all nominees for director named in this proxy statement (in each case, to be approved by way of a separate ordinary resolution);

•	FOR advisory approval of the compensation of our NEOs by way of ordinary resolution;

•	FOR advisory approval of the directors’ remuneration report by way of ordinary resolution;

•	FOR the receipt of the Annual Report by way of ordinary resolution;

•	FOR the ratification of the appointment of Ernst & Young US as our independent registered public accounting firm for the year ending December 31, 2019 by way of ordinary resolution;

•	FOR the re-appointment of Ernst & Young UK as our U.K. statutory auditor by way of ordinary resolution;

•	FOR authorizing the Board to determine remuneration of Ernst & Young UK by way of ordinary resolution;

•	FOR the amendment and restatement of the Shareholder-Approved Plan;

•	FOR the Capital Reduction;

•	FOR the adoption of the New Articles;

•	FOR the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases by way of ordinary resolution;

•

FOR the authorization of our directors to exercise all powers of the Company to allot equity securities or grant rights to subscribe for or covert any security into equity securities in the Company by way of ordinary resolution;

•	FOR the authorization of our directors to allot equity securities of the Company free of pre-emptive rights set forth the Act by way of special resolution;

•	FOR authorization of the Company and its subsidiaries to make political donations or expenditures in an amount not to exceed the identified amounts by way of ordinary resolution; and

•	otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

If you are a beneficial owner, you should follow the directions provided by your broker, bank, or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank, or other nominee, or request and return a paper proxy card to your broker, bank, or other nominee.

In the case of joint holders, the vote of the senior holder who submits a vote will be accepted to the exclusion of the vote of the other joint holders, with seniority determined by the order in which the names of the holders appear in the register of members.

We will distribute written ballots to anyone who wants to vote in person at the Annual Meeting. If you are a beneficial owner, you should obtain a legal proxy from your broker, bank, or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting (see the section titled “Who can attend the Annual Meeting?” below).

What should I do if I receive more than one Notice of Internet Availability of proxy materials or proxy card?

If you own some Class A Ordinary Shares directly in your name as a registered holder and other Class A Ordinary Shares as a beneficial owner through a broker, bank, or other nominee, or if you own Class A Ordinary Shares through more than one broker, bank, or other nominee, you may receive multiple Notices of Internet Availability or multiple proxy cards. It is

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necessary for you to fill in, sign, and return all of the proxy cards included in the proxy materials that you receive or for you to follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability that you receive in order to vote all of the shares you own.

How is a quorum determined?

The presence of the holders of shares in the Company who together represent at least the majority of the voting rights of all of the shareholders entitled to vote, present in person or by proxy, at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

What is a broker non-vote?

If you own your Class A Ordinary Shares through a broker, bank, or other nominee, and do not provide the organization that holds your Class A Ordinary Shares with specific voting instructions, pursuant to the rules of the NYSE, the bank, broker, or other nominee is generally permitted to vote your Class A Ordinary Shares at its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank, or other nominee is not permitted to vote your Class A Ordinary Shares for you. If the broker, bank, or other nominee that holds your Class A Ordinary Shares does not receive voting instructions from you on how to vote your Class A Ordinary Shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your Class A Ordinary Shares. A broker non-vote occurs when a broker, bank, or other nominee holding Class A Ordinary Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.

What proposals are considered “routine” or “non-routine”?

Proposals 4, 5, 6, 7, 11, 12, 13, and 14 (the receipt of Aon’s Annual Report, ratification of the appointment of Ernst & Young US as Aon’s independent registered public accounting firm for 2019, appointment of Ernst & Young UK as Aon’s statutory auditor, authorizing the Board to determine Ernst & Young UK’s remuneration, the approval of the form of share repurchase contracts and repurchase counterparties, the authorization of our directors to allot equity securities, the authorization of our directors to allot equity securities free from pre-emption rights, and the authorization of the Company to make political donations and expenditures) are each considered a routine matter under the rules of the NYSE. A broker, bank, or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 4, 5, 6, 7, 11, 12, 13 and 14.

Proposals 1, 2, 3, 8, 9, and 10, (the re-election of directors by way of separate ordinary resolutions, the advisory vote on executive compensation, the advisory vote on the directors’ remuneration report, the approval of the amended and restated Shareholder-Approved Plan, the approval of the Capital Reduction, and the adoption of the New Articles) are matters considered non-routine under the rules of the NYSE. A broker, bank, or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 2, 3, 8, 9, and 10.

What are the voting requirements to elect directors and approve each of the other resolutions?

The re-election of each of the eleven nominees for director will be decided by ordinary resolution, which means that the nominee will be re-elected if a majority of the votes are cast in favor of the nominee’s election. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for director. If the number of votes cast against an incumbent nominee exceeds the number of votes cast for the nominee, the Governance Guidelines adopted by our Board provide that the nominee must immediately offer to tender his or her resignation, and the Board, through a process managed by the Governance/Nominating Committee, will determine whether to accept or reject the resignation, or take other action.

The resolutions proposed in Proposals 2, 3, 4, 5, 6, 7, 8, 11, 12, and 14 require that a majority of the votes cast are cast in favor of the resolution, assuming a quorum is present. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds the number of votes cast for the resolution, the resolution will not be passed. With respect to the non-binding advisory resolutions in Proposal 2 (regarding the compensation of our NEOs), Proposal 3 (regarding the directors’ remuneration report), and Proposal 4 (regarding the receipt of the Company’s annual report and accounts), the results of the vote will not legally require the Board or any committee

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thereof to take any action (or refrain from taking any action). Nevertheless, our Board values the opinions of our shareholders as expressed through their advisory votes and other communications and the Board will carefully consider the outcome of the advisory votes.

The resolution proposed in Proposals 9, 10 and 13 requires that shareholders representing at least 75% of the votes cast vote in favor of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favor of the resolution, the resolution will not be passed.

Can I change my vote and/or revoke my proxy?

If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•	Entering a later-dated vote by telephone or through the Internet;

•	Delivering a valid, later-dated proxy card;

•	Sending written notice to the Office of the Company Secretary of Aon; or

•	Voting by ballot in person at the Annual Meeting.

If you are a beneficial owner of Class A Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank, or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above under “How do I vote?”

All Class A Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the Annual Meeting. Attending the Annual Meeting without taking further action will not automatically revoke your prior telephone or Internet vote or your proxy.

Will the Annual Meeting be webcast?

You may listen to (but not participate in) the Annual Meeting on the internet by logging on to our website at www.aon.com and following the on-screen instructions. We have included our website address in this proxy statement for reference purposes only. The information contained on our website is not incorporated by reference into this proxy statement.

Who can attend the Annual Meeting?

Shareholders as of the close of business in New York on April 23, 2019, which is the record date for voting, may attend the Annual Meeting. If you are a shareholder of record, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker, or other nominee as of the close of business in New York on April 23, 2019, along with a form of personal photo identification. Alternatively, you may contact the broker, bank, or other nominee in whose name your Class A Ordinary Shares are registered and obtain a legal proxy to bring to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Who will pay the costs of this proxy solicitation?

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers, or employees of Aon and our subsidiaries telephonically, electronically or by other means of communication. Directors, officers, and employees of Aon and our subsidiaries will receive no additional compensation for such solicitation. We will also reimburse banks, brokers, and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners

Who will count the vote?

Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote and serve as inspectors of election.

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Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which Aon is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on the Company’s website (www.aon.com) as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

Where can I obtain directions to the Annual Meeting?

For directions to the Annual Meeting, please contact Aon at +1 (312) 381-1000 (in the United States) or +44 20 7623 5500 (in the United Kingdom).

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Shareholder Resolutions for 2019 Annual

General Meeting

Proposal 1—Re-election of Directors

RESOLVED THAT, the following individuals be, and each hereby is, by way of separate ordinary resolution, re-elected to serve as director until the election and qualification of his or her respective successor or until his or her earlier removal or resignation pursuant to the Articles:

Lester B. Knight

Jeffrey C. Campbell

Gregory C. Case

Jin-Yong Cai

Fulvio Conti

Cheryl A. Francis

J. Michael Losh

Richard B. Myers

Richard C. Notebaert

Gloria Santona

Carolyn Y. Woo

Proposal 2—Advisory Resolution on Executive Compensation

RESOLVED THAT, the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement for the Annual General Meeting of the Company held on June 21, 2019 under “Compensation Discussion and Analysis” and “Executive Compensation,” including the tabular and narrative disclosure contained in the proxy statement.

Proposal 3—Advisory Resolution on Directors’ Remuneration Report

RESOLVED THAT, the shareholders approve, on an advisory basis, the Directors’ Remuneration Report included in the Company’s annual report and accounts for the year ended December 31, 2018.

Proposal 4—Ordinary Resolution to Receive the Company’s Annual Report and Accounts

RESOLVED THAT, the receipt of the Company’s annual report and accounts for the year ended December 31, 2018, together with the reports of the directors and the auditor thereon, be, and each hereby is, approved.

Proposal 5—Ordinary Resolution to Ratify the Appointment of Independent Registered Public Accounting Firm

RESOLVED THAT, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 be, and it hereby is, ratified and approved.

Proposal 6—Ordinary Resolution to Re-Appoint Ernst & Young UK as the Company’s U.K. Statutory Auditor

RESOLVED THAT, the re-appointment of Ernst & Young LLP as the Company’s United Kingdom statutory auditor under the Companies Act 2006, to hold office from the conclusion of the Annual General Meeting of the Company held on June 21, 2019 until the next annual general meeting at which accounts are laid before the Company be, and it hereby is, approved.

Proposal 7—Ordinary Resolution to Authorize the Board of Directors to Determine the Company’s U.K. Statutory Auditor’s Remuneration

RESOLVED THAT, the directors be, and they hereby are, authorized to set Ernst & Young LLP’s remuneration as statutory auditor.

Proposal 8—Ordinary Resolution to Approve the Amendment and Restatement of the Aon plc 2011 Incentive Compensation Plan

RESOLVED THAT, the shareholders approve the Amended and Restated Aon plc 2011 Incentive Compensation Plan and to increase the numbers of shares available for issuance thereunder, as set forth in Appendix B to the proxy statement for the Annual General Meeting of the Company held on June 21, 2019.

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Proposal 9—Special Resolution to Approve a Reduction of Capital

RESOLVED THAT, subject to the passing of Proposal 10,

a)

$31 billion standing to the credit of the Revaluation Reserve of the Company shall be capitalized and applied in paying up in full the nominal value of such number of Class D ordinary shares (the “Capital Reduction Shares”) equal to the number of Class A ordinary shares of $0.01 each in the capital of the Company (the “Class A Ordinary Shares”) in issue at such time and date to be specified by the Board, such Capital Reduction Shares having an nominal value equal to the sum that is obtained by dividing the amount of $31 billion into the number of Capital Reduction Shares to be issued as set out above, and the Directors be and are hereby authorized for the purposes of section 551 of the Companies Act 2006 (the “Act”) to allot and issue all of the Capital Reduction Shares thereby created to such person(s) as the Directors or the officers of the Company shall in their absolute discretion determine upon terms that such Capital Reduction Shares are paid up in full by such capitalization, and such authority shall for the purpose of the section 551 of the Act expire on December 31, 2019; and

b)

subject to the issue of the Capital Reduction Shares, the issued share capital of the Company be reduced by cancelling and extinguishing all of the Capital Reduction Shares and the amount by which the share capital is so reduced shall be credited to a distributable reserve of the Company.

Proposal 10—Special Resolution to Approve the Adoption of new Articles of Association

RESOLVED THAT, subject to the passing of Proposal 9, with effect from the conclusion of the Annual General Meeting, the Articles of Association produced to that meeting, and initialled for the purpose of identification by the Chairman, be and are hereby adopted as the Articles of Association of the Company, in substitution for, and to the exclusion of, the existing Articles of Association.

Proposal 11—Ordinary Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties

RESOLVED THAT,

(a)

the form of share repurchase contracts (the “Share Repurchase Contracts”), copies of which are appended to this proxy statement, for the purchase by the Company of such number of its Class A Ordinary Shares of $0.01 each at such prices as may be agreed pursuant to the terms of a Share Repurchase Contract be and are hereby approved, and the directors be and are hereby authorized to enter into any Share Repurchase Contract negotiated and agreed with a Bank (as defined in subsection (b) below); and

(b)

the counterparties with whom the Company may enter into a Share Repurchase Contract, being the counterparties (or their subsidiaries or affiliates from time to time) included in the proxy statement (the “Banks”) be, and each hereby is, approved, provided that, unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the Annual Meeting.

Proposal 12—Ordinary Resolution to Authorize the Board to Allot Equity Securities

RESOLVED THAT, in accordance with section 551 of the Act, the directors be generally and unconditionally authorized to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company:

(a)	up to an aggregate nominal amount of $793,000; and

(b)	up to a further aggregate nominal amount of $793,000, provided that (i) they are equity securities (within the meaning of section 560 of the Act) and (ii) they are offered by way of a rights issue.

Unless previously renewed, revoked or varied, the authority conferred by this resolution shall apply in substitution for all existing authorities under section 551 of the Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2020), save that the Company may, before such expiry, make offers or enter into agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

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In this Proposal 12:

(i)	“rights issue” means an offer to:

(x)	holders of Class A Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings; and

(y)	holders of other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary,

but subject to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter; and

(ii)

the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

Proposal 13—Special Resolution to Authorize the Board to Allot Equity Securities Without Pre-emptive Rights

RESOLVED THAT, subject to the passing of the resolution included in the ordinary resolution above, the directors of the Company be generally empowered to allot equity securities (as defined in section 560 the Act) pursuant to the authority conferred by the ordinary resolution above for cash, free of the restriction in section 561 of the Act, provided that this power shall be limited to allotments or sales:

(a)

in the case of allotments authorized by paragraph (a) of the ordinary resolution above, (i) in connection with a pre-emptive offer or (ii) otherwise than in connection with a pre-emptive offer, up to an aggregate nominal amount of $240,000; and

(b)	in the case of allotments authorized by paragraph (b) of the ordinary resolution above, of the equity securities to be issued in connection with a rights issue.

Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2020), save that the Company may, before such expiry make offers or enter into agreements which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

In this Proposal 13:

(i)	rights issue” has the meaning given in Proposal 12;

(ii)

“pre-emptive offer” means an offer of equity securities, open for acceptance for a period fixed by the directors to: (x) holders of Class A Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings; and (y) holders of other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, but subject in both cases to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter;

(iii)	reference to an allotment of equity securities shall include a sale of treasury shares; and

(iv)

the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

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Proposal 14—Ordinary Resolution to Authorize the Company and Its Subsidiaries to Make Political Donations and Expenditures

RESOLVED THAT, the Company and all of its subsidiaries be, and each hereby is, generally and unconditionally authorized for the purposes of section 366 and 367 of the Act, in accordance with section 366 of the Act, to:

(a)	make political donations to political parties or independent election candidates not exceeding $150,000 in aggregate;

(b)	make political donations to political organizations other than political parties not exceeding $150,000 in aggregate; and

(c)	incur political expenditures not exceeding $150,000 in aggregate;

during the period beginning on the date of the passing of this resolution and expiring at the next annual general meeting of the Company, provided that the maximum amounts referred to in paragraphs (a), (b) and (c) above may comprise sums in different currencies which shall be converted at such rate as the directors of the Company may in their absolute discretion determine to be appropriate.

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Appendix A

Directors’ Remuneration Report

This report sets out the relevant disclosures in relation to directors’ remuneration for the financial year ended December 31, 2018. The report has been prepared in accordance with the requirements of the U.K. Large and Medium-sized Companies & Groups (Accounts & Reports) (Amendment) Regulations 2013 (the “Regulations”) which apply to the Company. The relevant sections of the report have been audited by Ernst & Young LLP.

STATEMENT OF THE CHAIRMAN OF THE ORGANIZATION & COMPENSATION COMMITTEE

We continue our journey to be the leading professional services firm focused on risk, retirement and health. To achieve our objectives, we must be the destination of choice for the best talent. Our remuneration programs support this vision and business strategy and are designed to align the financial interests of our executives with those of our shareholders in both the short- and long-term.

The core principle of our executive compensation program continues to be pay for performance. That core principle dictates that performance-based pay elements (which constitute the bulk of our executive officers’ total direct compensation) will not be earned or paid unless our shareholders benefit first.

As discussed elsewhere in this annual report, in respect of 2018, we again delivered a strong performance. Results reflect solid earnings per share (“EPS”) growth and operating cash flow generation. We continue to execute on our goals of strategically investing in client-serving capabilities and long-term growth opportunities across our portfolio, managing expenses, and effectively allocating capital to the highest return. Further, we returned $1.8 billion of capital to shareholders in 2018 through share repurchases and dividends, with an additional $58 million spent on attractive acquisitions, highlighting our strong cash flow generation and effective allocation of capital. We believe we are strongly positioned for continued long-term value creation through further improvements in operating performance and strong free cash flow generation coupled with significant financial flexibility.

During 2018, we again made no adjustments to target bonus percentages. In the first quarter of 2018, we determined that the Company’s 2018 incentive compensation pool for members of the Company’s management executive committee would equal the budgeted accruals for aggregate target annual incentive payments for those members, multiplied by the percentage increase in operating income from 2017 to 2018 (reduced by 200 basis points). We set the minimum achievement threshold at 70% of a 2017 baseline adjusted operating income number of $2,336 million, or $1,635 million. We selected operating income, as adjusted, as the measure to emphasize performance of the Company as a whole and directly link executives’ awards to our key business initiatives of delivering distinctive client value and achieving operational excellence. For 2018, adjusted operating income in 2018 was $2,464 million (after permitted adjustments by the Organization and Compensation Committee to exclude the impact of restructuring savings) which exceeded the minimum achievement threshold. After application of the operating income funding guidelines approved in March 2018, the total incentive pool for executive committee members, including Mr. Case, was determined to be funded at $15.5 million. The independent members of the Board, on the recommendation of the Organization and Compensation Committee, approved an annual incentive bonus for Mr. Case under the plan of $2 million.

In early 2019, we determined the actual achievement under the eleventh cycle of our Leadership Performance Program, covering the performance period from January 1, 2016 through December 31, 2018, and the performance share units granted under this program vested. The Company’s cumulative adjusted EPS from continuing operations targets for this program ranged from $18.28, below which no payout was due to occur, to $20.72 or higher, which would have yielded shares equal to 200% of the target number. A result of $19.01 in cumulative adjusted EPS from continuing operations would have yielded shares equal to 100% of the target number. This target represented a 4.8% increase over the adjusted target for the prior cycle of our Leadership Performance Program established for the performance period from 2015 through 2017. Our actual cumulative adjusted EPS from continuing operations for the three-year period (after permitted adjustments) was $20.31, resulting in a payout at 183% of target. For each year of the eleventh performance cycle under the Leadership Performance Program, adjustments to EPS from continuing operations were approved by the Organization and Compensation Committee to address the impact of extraordinary legal settlements, the divestiture of our benefits administration and business process outsourcing platform, the divestiture of National Flood Services, and restructuring savings.

In the first quarter of 2018, we granted performance share units under our Leadership Performance Program to our executive officers, including Mr. Case, our Chief Executive Officer and our sole executive director. This program began on January 1, 2018 and ends on December 31, 2020, and is intended to further strengthen the relationship between capital accumulation for our executives and long-term financial performance of the Company and the generation of shareholder value. The target levels

2019 Aon Proxy Statement        A-1

for this program have been omitted from this directors’ remuneration report as such targets are considered commercially sensitive. The target levels are expected to be disclosed in the directors’ remuneration report after the completion of the applicable performance period.

We believe that the performance metrics established under our annual incentive program and each of our Leadership Performance Programs cycles reflect our core operating performance and balance our executives’ short and long term perspective appropriately.

With regard to the compensation of our non-executive directors, after reviewing market conditions, the Board approved changes to our non-executive director compensation for 2018. The annual retainer for each non-executive Board member was increased from $120,000 to $130,000 annually. In addition, the annual equity award to each of our non-executive directors was increased from $160,000 to $170,000 to each of our non-executive directors and from $385,000 to $395,000 in the aggregate to our non-executive chairman.

The Committee believes that the Company is well positioned for long-term value creation through improvements in operating performance and strong free cash flow generation and that the Company’s remuneration programs achieved their purposes of linking pay to performance in 2018.

/s/ R. Notebaert

Chairman

Organization and Compensation Committee

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Governance

Operation of the Organization & Compensation Committee

The Organization & Compensation Committee (the “Committee”) assists the Company’s Board of Directors (the “Board”) in carrying out its overall responsibilities with regard to executive compensation, including oversight of the determination and administration of the Company’s compensation philosophy, policies, and schemes for the Company’s executive officers and non-executive directors. The Committee annually reviews and determines the compensation of the Company’s executive officers, including Mr. Case, the Company’s Chief Executive Officer and sole executive director, subject to the input of the other independent members of the Board. The Committee consults with Mr. Case on, and directly approves, the compensation of other executive officers, including special hiring, compensation, and severance arrangements. The Committee administers the Aon plc 2011 Incentive Plan (and its predecessor plans), including granting equity (other than awards to Mr. Case, which awards are approved by the independent members of the Company’s Board in accordance with applicable law) and interpreting the plan, and has general settlor responsibility with respect to the Company’s other U.S. employee benefit programs. In addition, the Committee reviews and makes recommendations to the Board concerning the non-executive directors’ compensation and certain amendments to the Company’s incentive plans and equity plans. The Committee also reviews and discusses the compensation disclosures contained in the Company’s Annual Report on Form 10-K, proxy statement and this directors’ remuneration report. The Committee may delegate its authority to sub-committees when appropriate.

During 2018, the members of the Committee were:

•	Richard C. Notebaert (chair)

•	Jin-Yong Cai

•	Jeffrey C. Campbell

•	Cheryl A. Francis

•	Robert S. Morrison

•	Richard B. Myers

•	Carolyn Y. Woo

Jeffrey Campbell joined the Board of Directors and the Committee effective March 23, 2018. Robert Morrison retired from the Board on June 22, 2018. None of the members of the Committee is an executive officer of Aon and each member is independent as such term is defined under the rules of the New York Stock Exchange (“NYSE”) and the Company’s own independence standards. The remuneration of the Company’s non-executive directors is considered by the Board as a whole with recommendations made by the Committee. In 2018, the Committee met eight times.

Committee Advisors

The Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent remuneration consultant. The consultant is engaged by, and reports directly to, the Chairman of the Committee. The consultant does not advise Company management or receive other remuneration from the Company. The Committee annually reviews the independence of FW Cook pursuant to U.S. Securities & Exchange Commission (“SEC”) and NYSE rules. The Committee has determined that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Committee. George Paulin, the Chairman of FW Cook, typically participates in all meetings of the Committee during which remuneration matters for Mr. Case, other executive officers, or non-executive directors are discussed and communicates between meetings with the Chairman of the Committee. During 2018, the consultant assisted the Committee by:

•	providing insights and advice regarding our compensation philosophy, objectives and strategy;

•	developing criteria for identification of our peer group for executive and Board compensation and Company performance review purposes;

•	reviewing management’s design proposals for short-term cash and long-term equity incentive compensation programs;

•	providing insights and advice regarding our analysis of risks arising from our compensation policies and practices;

•	providing change in control severance calculations for our senior executive officers in the Company’s 2018 annual proxy disclosure;

•	providing compensation data from the Company’s peer group proxy and other disclosures; and

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•	advising on and providing comments on management’s recommendations regarding executive officers’ annual incentives for 2018 and equity based awards granted in 2018.

FW Cook charges the Company on an hourly rate plus expenses basis. During the year ended December 31, 2018, the Company paid FW Cook $231,734 for its services.

The Committee has delegated certain governance responsibilities related to the Company’s retirement plans globally to the Retirement Plan Governance and Investment Committee (“RPGIC”), and the Committee delegated certain administrative responsibilities under the Company’s U.S. employee benefit plans to the Administrative Committee. Each of the members of the RPGIC and the Administrative Committee are employees of the Company or its subsidiary undertakings. In addition, the following officers and employees of the Company and its subsidiary undertakings provide assistance to the Committee as required:

•	Mr. Anthony Goland, Executive Vice President and Chief Innovative Officer;

•	Ms. Siobhan Cifelli, Interim Chief Human Resources Officer

•	Ms. Christa Davies, Executive Vice President and Chief Financial Officer;

•	Mr. Peter Lieb, Executive Vice President, General Counsel and Company Secretary;

•	Mr. Darren Zeidel, Vice President, Global Chief Counsel; and

•	Ms. Jennifer Kobayashi, Assistant General Counsel.

The Committee is also supported by the Company Secretary and Compensation functions. No individuals provide input to the Committee with regard to their own remuneration.

The Company’s Remuneration Report for 2018

Directors’ Remuneration (in thousands):

	Salary and Fees		Benefits(1)		Annual Bonus(2)		LPP Vesting(3)		Pension		Total

(audited)	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Executive
Gregory C. Case(4)	1.500	1,500	679	712	2,025	2,029	30,907	63,067	29	29	35,140	67,337
Non-Executive
Lester B. Knight	545	525	256	157	—	—	—	—	—	—	801	682
Jin-Yong Cai	300	280	103	84	—	—	—	—	—	—	403	364
Jeffrey C. Campbell(5)	311	—	78	—	—	—	—	—	—	—	389	—
Fulvio Conti	320	300	87	54	—	—	—	—	—	—	407	354
Cheryl A. Francis	300	280	37	10	—	—	—	—	—	—	337	290
J. Michael Losh	325	305	45	8	—	—	—	—	—	—	370	313
Robert S. Morrison(6)	65	280	0	50	—	—	—	—	—	—	65	330
Richard B. Myers	300	280	34	50	—	—	—	—	—	—	334	330
Richard C. Notebaert	320	300	68	15	—	—	—	—	—	—	388	315
Gloria Santona	320	300	57	55	—	—	—	—	—	—	377	355
Carolyn Y. Woo	300	280	24	50	—	—	—	—	—	—	324	330

Total	4,906	4,630	1,468	1,245	2,025	2,029	30,907	63,067	29	29	39,335	71,000

A-4        2019 Aon Proxy Statement

(1)

For Mr. Case, “Benefits” consists of accompanied travel, tax preparation services, health and welfare benefits, and certain allowances in connection with his relocation to London. See the description of “Executive and Relocation Benefits” below. For accompanied travel, the amount included is the amount charged to income tax for Mr. Case in accordance with United States Internal Revenue Service regulations. Allowances related to Mr. Case’s relocation totaled $614,513 in 2017 and 2018. For each non-executive director, “Benefits” consists of tax equalization for incremental individual income taxes paid in the U.K. as a result of the Company’s redomestication and certain other travel-related benefits.

(2)

Approximately 35% of the bonus award ($700,000 in 2018 and 2017) was paid in restricted share units under the Incentive Stock Program (“ISP”). This amount also includes dividend equivalents granted under the ISP.

(3)

Performance share units under the Leadership Performance Plan (“LPP”) vest upon certification of the achievement of performance criteria following the completion of the performance period. The amount shown is determined by multiplying the actual number of shares delivered (182,211 for 2018 and 447,633 for 2017) by the closing share price on the date of vesting ($169.62 for 2018 and $140.89 for 2017).

(4)	Mr. Case serves as the Company’s Chief Executive Officer, and receives his remuneration for serving in that role.

(5)	Mr. Campbell joined the board on March 23, 2018.

(6)	Mr. Morrison resigned from the Board on June 22, 2018. Due to tax reconciliation payments made to Aon in 2018, Mr. Morrison had a negative reportable benefits value.

Since 2017, we have implemented individual limits on annual non-employee director compensation. The maximum value of total cash and equity compensation that may be paid annually is $600,000 for non-employee directors other than the non-executive chairman, and $900,000 for the non-executive chairman. The maximum tax equalization payment that may be paid annually is $150,000 for non-employee directors other than the non-executive chairman, and $250,000 for the non-executive chairman. The maximum value of other benefits (excluding charitable contributions under the Aon plc Corporate Sponsored Bequest Plan) that may be provided annually is $25,000 for all non-employee directors, including the non-executive chairman.

Remuneration Decisions in 2018

The Committee sets executive compensation at levels that it believes to be appropriate and competitive for global professional services firms within the Company’s market sector and the general industry marketplace. The Committee also strives to link a significant portion of Mr. Case’s remuneration and the remuneration of the Company’s other senior executives to performance. Overall, the Committee’s intent is to manage the various elements of total remuneration together so that the emphasis of the Company’s remuneration program is on the Company’s variable components of pay, including long-term share-based awards and annual cash incentives that fluctuate based on the Company’s performance.

For 2018, the Committee did not have a specific market target to set total remuneration or particular components of it for Mr. Case or other executive officers. The Committee does not use a specific formula to set total remuneration either in relation to market data, the relative mix of pay components, or otherwise. Rather, the Committee uses its judgement and business experience. A decision regarding one component of remuneration has only an indirect link to decisions regarding other pay components.

In setting remuneration for 2018, the Committee took into account the pay and employment conditions of other employees within the group, as follows:

•

the Committee oversees the general funding of the annual cash incentive scheme for other eligible employees within the group, and the funding of that scheme is similarly linked to the Company’s performance; and

•

the Committee oversees the long-term share-based schemes available to other employees within the group and, where applicable, the Committee links those awards to the performance of the Company’s business.

2019 Aon Proxy Statement        A-5

The chart below summarizes the actual total remuneration for Mr. Case received for 2018 as reported in the single figure table above.

salary other benefits annual cash incentive scheme restricted stock units performance share units vested

Determination of 2018 Annual Bonus

Annual bonus payments were determined with reference to performance for the year ended December 31, 2018. In the first quarter of 2018, the Committee determined that 2018 Aon-wide performance would be measured by growth in adjusted operating income (“OI”) for 2018 as compared to adjusted OI in 2017. OI excludes the impact of certain items calculated in accordance with U.S. GAAP, such as amortization and impairment of intangible assets, restructuring charges, and other specific legal or regulatory matter. The 2017 baseline was determined based on 2017 adjusted OI ($2,336 million) less $59 million related to the restatement of OI due to the adoption of the IFRS revenue recognition standard. The Compensation Committee set the minimum achievement threshold at 70% of the 2017 adjusted OI, or $1,635 million. The Committee selected adjusted OI as the measure to emphasize performance of Aon as a whole and directly link executives’ awards to Aon’s key business initiatives of delivering distinctive client value and achieving operational excellence. The Committee believed that the 2018 target was achievable but challenging. The Committee set the minimum threshold at 70% because we believed performance below that level would not create sufficient value for the Company’s shareholders and, therefore, should not result in annual incentive payments.

If the minimum achievement threshold is satisfied, the annual incentive pool is funded. If not achieved, no annual incentive bonuses to the management executive committee members are paid. During the first quarter of 2018, the Committee determined that Aon’s 2018 adjusted OI was $2,464 million (after permitted adjustments to exclude restructuring savings), or 108.2% of the 2017 baseline. This resulted in an annual incentive pool being funded under a framework approved by the Committee in early 2018; under that framework, the size of the incentive pool generally equals the budgeted accruals for aggregate target annual incentive payments for management executive committee members, multiplied by the percentage increase in OI from 2017 to 2018 (reduced by 200 basis points), although the Committee retains the discretion to approve increases (up to 10%) and decreases (up to 20%) in the size of the incentive pool. In other words, the incentive pool is only funded at target if there is a 2% increase in adjusted OI over the previous year. Based on 2018 results and the downward adjustment, the incentive pool was funded at $15.5 million.

The Committee has sole discretion to determine each executive officer’s actual bonus amount as long as the corporate performance threshold was achieved. As the threshold was achieved, the Committee had discretion to pay bonuses at the cap level of the lesser of three times the target bonus or $10 million, or a lesser amount. For 2018, in support of the annual incentive award paid to Mr. Case, the Committee determined that under his leadership, the Company achieved strong business and financial results across the four key metrics that we report to shareholders: organic revenue growth, adjusted operating

A-6        2019 Aon Proxy Statement

margins, adjusted diluted EPS, and free cash flow. During 2018, the Company also achieved a record share price of $165.58 and deployed $1.9 billion of capital through share repurchases, acquisitions and dividends. During Mr. Case’s leadership, which began in April 2005, our average annual total shareholder return has been 16%, compared to the return of the benchmark S&P 500 of 6% and 9% for our direct peers. Under Mr. Case’s leadership, we also made key progress on strategic initiatives including divestiture of non-core businesses to optimize our portfolio, embedding a focus on return on capital in our firm-wide decision-making processes. The independent members of the Board of Directors also determined that Mr. Case demonstrated leadership behavior that aligned with Aon’s leadership model for colleague, market, and client interactions. In light of the above considerations, Mr. Case’s bonus was approved at $2 million. The Committee elected to use its discretion to pay an annual incentive to Mr. Case below target.

In accordance with the Company’s Remuneration Policy, 65% of the bonus was paid in cash and 35% of the bonus was paid in restricted share units vesting over three years. The restricted share units are not subject to any performance measures.

Determination of Vesting of Leadership Performance Program Award

	Performance Target

Performance Criteria	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	PSUs Vested
Adjusted cumulative EPS	$18.28	$19.01	$20.72	$20.31	183%

In February 2019, we determined the actual achievement under the eleventh cycle of the LPP, covering the performance period January 1, 2016 through December 31, 2018 (“LPP 11”) and settled the performance share units in Aon plc ordinary shares. The target level represented a 5% increase over the adjusted target for the tenth cycle of the LPP established for the performance period from 2015 through 2017 (“LPP 10”). The target number of shares granted to Mr. Case under LPP 11 was 99,569. The actual number of shares ultimately vesting could range from 50% of the target number of shares if the threshold amount was met, to 200% of the target number of shares if the maximum amount was met or exceeded. The adjusted EPS from continuing operations results for LPP 11 include adjustments detailed by the plan governing LPP 11 and approved by the Committee. For each year of the performance period associated with LPP 11, adjustments to EPS from continuing operations were approved by the Committee. Such adjustments addressed the divestiture of National Flood Services, the divestiture of our benefits administration and business process outsourcing platform, and restructuring savings.

Director Pension Scheme

No director who served during the year ended December 31, 2018 has any prospective entitlement to a defined benefit pension or a cash balance benefit arrangement (as defined in s152, Finance Act 2004).

The Company operates the Aon Savings Plan and the Aon Supplemental Savings Plan, which are U.S. defined contribution plans. During the year ended December 31, 2018, for Mr. Case, the Company made matching contributions of $17,500 to the Aon Savings Plan and $11,625 to the Aon Supplemental Savings Plan on behalf of Mr. Case. No other director participates in the Aon Savings Plan or the Aon Supplemental Savings Plan

Scheme Interests Awarded During the Year

In line with the Company’s Remuneration Policy, Mr. Case was granted awards under the ISP in February 2018 and under the LPP in March 2018. The resulting number of restricted share units and performance share units (“PSUs”) and the associated performance conditions are set forth below.

Leadership Performance Plan

	Target Number of PSUs(1)	Nominal Value	Threshold Vesting	End of Performance Period	Performance condition
Gregory C. Case	90,399	$12,400,000	50%	December 31, 2020	Cumulative adjusted EPS(2)

2019 Aon Proxy Statement        A-7

(1)	The target number of PSUs is determined by dividing the nominal value of $12,400,000 by the closing share price at the date of grant (March 23, 2018) of $137.17, rounded to the nearest whole share.

(2)

Vesting occurs based upon the achievement of EPS targets for the performance periods. The performance targets have been omitted from this directors’ remuneration report as such targets are considered commercially sensitive. The target levels will be disclosed in the directors’ remuneration report after the completion of the applicable performance period.

Incentive Stock Program

	Number of RSUs(1)	Nominal Value	Threshold Vesting	End of Vesting Period	Performance condition
Gregory C. Case	4,969	$700,000	100%	February 16, 2021	Continued employment

(1)	Valued with a nominal value of $700,000 and the closing share price at the date of grant (February 16, 2018) of $140.86, rounded to the nearest whole share.

Vesting occurs per the schedule below:

Date	Number of Shares
February 16, 2019	1,656
February 16, 2020	1,656
February 16, 2021	1,657

Long-Term Share-Based Awards

The Company awarded two forms of long-term share-based awards to Mr. Case and other executive officers-performance share unit awards and restricted share units granted in settlement of a proportion of the annual incentive scheme award. The Committee believes that performance share units should be the exclusive form of award under the LPP because performance share units utilize fewer shares and are, therefore, a more efficient form of award than share options, while allowing the Committee to maintain a strong performance focus.

Performance Share Units

In the first quarter of 2018, we granted performance share units to our executive officers, including Mr. Case, pursuant to the thirteenth cycle of the LPP (“LPP 13”). LPP 13 is the thirteenth layer of consecutive three-year performance cycles for certain of our executive officers. It is intended to further strengthen the relationship between capital accumulation for our executives and long-term Aon financial performance and shareholder value.

The performance share units awarded under LPP 13 are payable in Aon plc ordinary shares. The nominal value of the awards was determined and approved by the Committee. The number of target performance share units granted was calculated on the date of grant based on that day’s closing price of the Company’s ordinary shares on the NYSE.

The performance share units under LPP 13 will be earned and settled in a range of 0% to 200% of the target value based on performance results over a three-year performance period. The performance period began January 1, 2018, and will end on December 31, 2020. As was the case under the twelfth cycle of our LPP established for the performance period from 2017 through 2019 (“LPP 12”), the performance results for LPP 13 will be measured against three-year publicly reported adjusted cumulative EPS growth rate, subject to limited adjustments set forth in the program documentation. The adjustments are intended to exclude the impact of items of a discrete or non-operating nature, such as amortization of intangibles, so as to provide a target that while challenging, does not factor in events outside of the control of the relevant executive officers. The target levels for LPP 13 have been omitted from this directors’ remuneration report as such targets are considered commercially sensitive. The target levels will be disclosed in the directors’ remuneration report after the completion of the applicable performance period.

A-8        2019 Aon Proxy Statement

In determining the individual awards under LPP 13, the Committee considered internal pay fairness factors, the award recipient’s compensation mix, and total direct compensation. In addition, the market data relevant to Mr. Case supported a larger award to him than the awards granted to the other executive officers generally. The Committee does not use a specific formula to set total remuneration either in relation to market data, the relative mix of pay components or otherwise.

The Committee’s selection under LPP 13 of the three-year performance period and cumulative adjusted EPS financial performance metric provides the award recipients a reasonable period of time within which to achieve and sustain challenging long-term growth objectives. The Committee believes adjusted EPS more effectively aligns executives to improve Aon performance, rather than EPS calculated in accordance with U.S. GAAP, as the adjusted measure provides a target that is within their control and area of accountability. Further, the Committee believes that as adjusted, the EPS measure provides a perspective on the Company’s core operating performance that is more consistent with that of its shareholders and creates transparency and clarity for participants.

Restricted Share Units

In early 2018, the Company granted 4,969 time-vested restricted share units to Mr. Case and smaller awards to the Company’s other executive officers in connection with the Company’s ISP. These time-vested restricted share units are awarded based upon the achievement of performance goals related solely to the Company’s past financial performance measured under the annual incentive plan for the year 2017 (under the Company’s Remuneration Policy, 65% of the annual performance bonus is paid in cash and 35% is paid in restricted share units); however, the time based vesting of the restricted share units is intended to further focus the attention of Mr. Case and other executive officers on the Company’s longer-term performance as a whole, and to further promote employee retention and equity ownership. The Committee believes this strikes a fair balance between reward for past performance and incentive for future improvements.

Each of the time-vested restricted share units granted in connection with the program will vest ratably over a three-year period subject to continued employment. Awards are subject to forfeiture if an employee voluntarily terminates employment but in the event of termination by the Company without cause vesting continues over the same three-year period. Vesting is not subject to personal or corporate performance conditions. The restricted share units are settled in Aon plc ordinary shares.

Implementation of Policy in 2019

In 2019, the Committee intends to continue to provide remuneration in accordance with the Remuneration Policy approved at the Company’s 2017 annual general meeting. The Remuneration Policy can be found in the Company’s 2017 proxy statement, available at http://s2.q4cdn.com/545627090/files/doc_financials/2017/Aon-Proxy-Statement.pdf.

For 2019, the Committee determined that adjusted EPS should continue to be the sole performance criteria for the fourteenth cycle of the LPP (“LPP 14”). The performance stock units awarded under LPP 14 are payable in Aon plc ordinary shares. Mr. Case was granted an award under LPP 14 with a target value of $13.4 million. The nominal value of the annual award for Mr. Case was based upon internal pay fairness factors, Mr. Case’s compensation mix, and his total direct compensation. The number of target PSUs was calculated on the date of grant based on that day’s closing price of Aon plc ordinary shares on the NYSE.

The performance period applying to LPP 14 began January 1, 2019 and will end on December 31, 2021. The performance results will be measured against the specified cumulative adjusted EPS target for the years 2019 through 2021. The target levels for LPP 14 have been omitted from this directors’ remuneration report as such targets are considered commercially sensitive. The target levels will be disclosed in the directors’ remuneration report after the completion of the applicable performance period.

In addition, the Committee determined that the adjusted operating income should be the sole performance criteria for our annual bonus scheme. The Committee selected adjusted operating income because it is a broad-based metric that aligns the annual bonus scheme with the key metrics the Company measures against externally to deliver value to its shareholders. Year-over-year adjusted operating income growth will be used to determine the 2019 funding level. An increase in funding from the prior year will only occur when adjusted operating income increases by more than 2%. The Committee set the minimum achievement threshold at 70% of 2018 adjusted operating income, or $1,888 million, as adjusted for extraordinary, unusual or infrequently occurring items. Mr. Case’s target bonus in 2019 remained at $3 million in accordance with the terms of his employment agreement.

2019 Aon Proxy Statement        A-9

Base Salary

Base salary is a fixed component of remuneration and is initially set at a level based primarily upon the executive’s job scope or level of responsibility. No base salary adjustment was made for Mr. Case during 2018 or is otherwise proposed.

Incentive Repayment Policy and Forfeiture Provisions

Under the Company’s Incentive Repayment Policy, the Board is permitted to cancel or require reimbursement of any incentive payment or equity-based award received by the Company’s executive officers if the payment or award is based on the achievement of financial results that are subsequently restated.

If the Board determines that an executive officer engaged in fraud that caused or partially caused the need for financial restatement, the incentive payment or equity-based award is required to be forfeited in full.

If the restatement is not the result of fraud by the executive officer, the Board may, to the extent allowable under applicable law, require forfeiture or reimbursement of the amount by which the incentive payment or equity-based award exceeded the lower amount that would have been paid based on the restated financial results.

In addition, beginning with equity-based awards granted in 2019, unvested equity-based awards are subject to forfeiture in the event of a material violation of the Company’s policies or procedures or a breach of applicable restrictive covenants.

Executive and Relocation Benefits

During 2018, the Company provided few personal benefits to Mr. Case as a component of his total compensation. Over the years, the Committee has taken significant steps to de-emphasize personal benefits in the Company’s executive remuneration schemes.

Retirement Benefits

Mr. Case is eligible to participate in broad-based employee benefit programs that are available to the Company’s employees generally (such as health coverage and 401(k) salary deferrals for the Company’s U.S.-based employees). Mr. Case does not participate in the defined benefit pension plan or the supplemental pension program of the Company’s predecessor, Aon Corporation. Mr. Case was hired by Aon Corporation after participation in the plans was frozen in 2004.

The Company also maintains a Supplemental Savings Plan, in which Mr. Case participates. It is a non-qualified, deferred compensation plan that provides eligible employees, including Mr. Case, with the opportunity to receive contributions that could not be credited under the base U.S. tax-qualified plan because of tax limitations and the specific provisions of such plan.

If an executive officer contributes on a match eligible basis to the Aon Savings Plan an amount equal to the annual contribution limit imposed by the United States Internal Revenue Code (IRC) ($18,500 in 2018), the Supplemental Savings Plan provides for a company allocation as a percentage of: eligible compensation deferred under the Aon Deferred Compensation Plan, and of eligible compensation in excess of the United States Internal Revenue Service limit ($275,000 in 2018). The combined total annual eligible compensation for the Aon Savings and Aon Supplemental Savings Plans is capped at $500,000. The percentage allocation varies by length of service but in the first four years of employment the allocation percentage is 3% and increases to 6% after 15 years of service.

Relocation Benefits

In connection with the Company’s relocation of its headquarters to London, the Committee approved relocation benefits for the executive officers who relocated to the new corporate headquarters and entered into assignment letters with such executive officers. In consideration of the executive officers’ renewals of their commitments to their international assignments, the Committee approved the subsequent renewals of these letters with modest changes to each executive officer’s relocation benefits. In each case, the Committee approved the relocation benefits after consulting with its independent remuneration consultant, FW Cook, and each relocating executive officer signed an international assignment letter with the Company’s predecessor, Aon Corporation (the “Letter”) dated 12 January 2012, a renewal letters dated 1 July 2014 and 1 July 2016, and a current renewal letter dated 25 June 2018 which describe the relocation benefits available to them.

The terms of the Letter for Mr. Case provide for the following benefits:

•	relocation and housing benefits;

A-10        2019 Aon Proxy Statement

•	cost of living differential benefits;

•	a monthly foreign service allowance; and

•	tax preparation benefits.

Relocation benefits are customary for expatriate assignments for the Company and other employers in its industry. The relocation packages approved are intended to keep the executive “whole” on a total rewards basis, to be transparent and equitable, and to reflect best practices and benchmarks of industry counterparts. The Committee will periodically review the relocation packages of all relocated executive officers.

All of the relocation benefits are subject to recoupment if an executive officer resigns employment with the Company within two years of commencing the international assignment, or 12 months after the end thereof, and becomes employed by a direct competitor of the Company.

In addition to the retirement and relocation benefits, the Company provides an executive health screening program to Mr. Case and other executive officers.

Non-Executive Director Remuneration

Fees

Non-executive director fees are set by the Board as a whole. In 2018, the Company provided its non-executive directors with the following cash compensation:

•	an annual retainer of $130,000, payable periodically in arrears;

•	an additional annual retainer of $20,000 to the chairperson of each Board committee other than the Audit Committee; and

•	an additional annual retainer of $25,000 to the chairperson of the Audit Committee.

In 2018, the Board approved an increase in the annual cash retainer of $6,000 (from $130,000 to $136,000) related to 2019 Board service.

Equity Awards

Each non-executive director is entitled to receive an annual grant of fully-vested Aon plc ordinary shares on the date of the Company’s annual general meeting of shareholders. In 2018, the annual grant of Aon plc ordinary shares had an initial value of $170,000 and the non-executive chairman of the Board received an additional grant with a $225,000 initial value. The number of Aon plc ordinary shares to be granted was determined by dividing $170,000 (or in the case of the non-executive chairman of the Board, $395,000) by the fair market value of an Aon plc ordinary share on the date of grant.

In 2018, the Board approved an increase in the annual stock retainer of $6,000 (from $170,000 to $176,000) related to 2019 Board service.

Payments to Past Directors and Payments for Loss of Office

There have been no payments made to directors for loss of office or to past directors during the year ended December 31, 2018 with respect to service as a director of the Company.

Director Shareholdings and Share Ownership Guidelines

The Board has adopted share ownership guidelines. The guidelines are designed to increase the Company’s executives’ equity stakes and to align the Company’s executives’ interests more closely with those of its shareholders. The guidelines provide that Mr. Case should attain an investment position in the Aon plc ordinary shares equal to six times his annual base salary and each other executive officer should attain an investment position in the Aon plc ordinary shares equal to three times his or her annual base salary. While there is no specific period of time for an executive officer to reach these levels, each executive officer is expected to make consistent progress toward these levels. Mr. Case has agreed in his amended and restated employment agreement that he will attain an investment position in the Aon plc ordinary shares equal to 20 times his annual base salary. Mr. Case’s shareholdings in the Company exceed the amount required under the guidelines and his employment agreement.

2019 Aon Proxy Statement        A-11

The guidelines also set out equity retention rules generally requiring that net profit shares received upon the exercise of options to purchase Aon plc ordinary shares, the vesting of restricted stock units and the vesting of performance share units be retained until the required investment position is achieved. Aon plc ordinary shares counted toward these guidelines include:

•	any shares owned outright;

•	shares owned through an Aon-sponsored savings or retirement plan;

•	shares purchased through an Aon-sponsored employee stock purchase plan;

•	shares obtained through the exercise of share options;

•	shares issued upon the vesting of restricted share units or performance share units; and

•	“phantom stock” held in the Aon Supplemental Savings Plan.

The Board also has adopted share ownership guidelines for the Company’s non-executive directors. These guidelines require each non-executive director to hold an investment position in Aon plc ordinary shares equal to five times the annual director retainer. The guidelines provide a transition period of seven years for non-executive directors to achieve the ownership guidelines level; provided, however that each new non-executive director is expected to hold 1,000 Aon plc ordinary shares within the first year of joining the Board or transitioning from an executive director to a non-executive director. Each non-executive director is in compliance with the guidelines.

Share Options

As of December 31, 2018, no non-executive director has received any share option granted in respect of their service as a director of the Company or otherwise in respect of any “qualifying services” in respect of the Company.

Mr. Case held options, which were granted in respect of his prior service as President, Chief Executive Officer and Director of Aon Corporation, and which were assumed by the Company on April 2, 2012 and relate to Aon plc ordinary shares. Mr. Case exercised all of his outstanding options during 2015. As a result, Mr. Case held no options at December 31, 2018.

A-12        2019 Aon Proxy Statement

Long-Term Incentive Schemes

As of December 31, 2018, Mr. Case had the awards set forth below outstanding under the Company’s LPP and ISP. The awards set forth below vest in future years and the Aon plc ordinary shares will become receivable under the plans in respect of qualifying service. None of the Company’s non-executive directors has any scheme interest in respect of qualifying service.

	Award Date	At Jan 1, 2018 Maximum number of shares under Award	At Dec 31, 2018 Maximum number of shares under Award	End of Performance Period/ Latest Vesting Date	Vesting Date	Number of Shares Vested in 2018/2019		Market Price on Award Date ($)	Market Price on Vesting Date ($)

	LPP Awards(1)
Gregory C. Case	20-Mar-2015	511,580	—	31-Dec-2017	15-Feb-2018	447,633	(2)	99.30	140.89
	31-Mar-2016	199,138	199,138	31-Dec-2018	14-Feb-2019	182,211	(3)	104.45	169.62
	31-Mar-2017	175,246	175,246	31-Dec-2019	Feb 2020	—		118.69	n/a
	23-Mar-2018	—	180,798	31-Dec-2020	Feb 2021	—		137.17	n/a

	ISP Awards(4)
	20-Feb-2015	3,488	—	20-Feb-2018	20-Feb-2018	3,488		100.34	140.72
	19-Feb-2016	7,480	3,740	19-Feb-2019	19-Feb-2018	3,740		93.58	140.86
					19-Feb-2019	3,740			172.66
	17-Feb-2017	8,934	5,956	17-Feb-2020	17-Feb-2018	2,978		117.53	140.86
					17-Feb-2019	2,978			171.97
	16-Feb-2018	—	4,969	16-Feb-2021	16-Feb-2019	1,656		140.86	171.97

(1)

For performance share units awarded under the LPP, the actual number of shares issued to Mr. Case is determined based upon the adjusted EPS of the Company during the performance period. For all awards, the maximum potential number of shares that may vest is shown. See “The Company’s Remuneration Policy”.

(2)	Represents the actual number of shares awarded to Mr. Case on February 15, 2018.

(3)	Represents the actual number of shares awarded to Mr. Case on February 14, 2019.

(4)

For restricted share units awarded under our ISP, the shares awarded are the restricted share portion of awards approved by the independent members of the Board based upon the achievement of certain performance measures by Mr. Case during the year prior to the award date under the annual incentive plan. The restricted share units vest in equal amounts on the first through the third anniversary date of the award date subject to continued employment. No other performance conditions apply to the vesting of the restricted share units.

2019 Aon Proxy Statement        A-13

Directors’ Interests in Aon plc Ordinary Shares

The table below provides details on the directors’ interests in shares of the Company at December 31, 2018, including interests of connected persons.

	Beneficially Owned Shares	LPP	ISP	Options	Total
Executive Director
Gregory C. Case	1,012,178	277,591	14,665	—	1,304,434
Non-Executive Directors
Lester B. Knight	215,393	—	—	—	215,393
Jin-Yong Cai	3,386	—	—	—	3,386
Jeffrey C. Campbell	7,084	—	—	—	7,084
Fulvio Conti	26,977	—	—	—	26,977
Cheryl A. Francis	23,757	—	—	—	23,757
J. Michael Losh	38,652	—	—	—	38,652
Richard B. Myers	24,961	—	—	—	24,961
Richard C. Notebaert	52,207	—	—	—	52,207
Gloria Santona	34,661	—	—	—	34,661
Carolyn Y. Woo	25,370	—	—	—	25,370

A-14        2019 Aon Proxy Statement

Performance Graph

The graphs below shows the total shareholder return of the Company for the five and ten years ended December 31, 2018 on an assumed investment of $100 on December 31, 2013 and 2008, respectively, in Aon plc, the Standard & Poor’s S&P 500 Stock Index and an index of peer group companies.

The Standard & Poor’s S&P 500 Stock Index has been chosen because the Company is a part of this index, and as a result the Company is required to use this index in its performance graph under SEC rules.

The peer group index reflects the performance of the following peer group companies which are, taken as a whole, in the same industry or which have similar lines of business as Aon: Arthur J. Gallagher & Co.; Marsh & McLennan Companies, Inc.; Brown & Brown, Inc. and Willis Towers Watson. The peer group returns are weighted by market capitalization at the beginning of each year. The performance graph assumes that the value of the investment of Aon plc ordinary shares and the peer group index was allocated pro rata among the peer group companies according to their respective market capitalizations, and that all dividends were reinvested.

comparison of five-year cumulative total stockholder return Aon plc, standard & poor's, and peer group indices

2019 Aon Proxy Statement        A-15

comparison of ten-year cumulative total stockholder return Aon plc, standard & poor's, and group indices

Chief Executive Officer Remuneration

	2011	2012	2013	2014	2015	2016	2017	2018
Total Remuneration(1) ($,000)	11,959	25,323	22,322	40,423	32,471	30,594	67,337	35,140
Annual bonus as a percentage of maximum(2)	22%	33%	35%	33%	33%	33%	22%	22%
Shares vesting as a percentage of maximum	62%	44%	63%	100%	100%	100%	88%	92%

(1)	For all periods prior to April 2, 2012, the remuneration shown includes remuneration paid to Mr. Case for serving as an executive officer of Aon Corporation.

(2)	In 2011, the maximum bonus under the Shareholder Approved Plan was increased from the lesser of $5 million or three times target bonus to the lesser of $10 million or three times target bonus.

Percentage Change in Chief Executive Officer Remuneration Compared to Average

The table below shows the percentage change in the remuneration of our chief executive officer from 2017 to 2018 compared to the average percentage change for the Company’s employees who participate in similar compensation schemes to our chief executive officer and are based in the U.K. and the U.S. The Company believes that this is an appropriate comparator group because the remuneration arrangements for this group allow for a meaningful comparison.

	Salary	Benefits	Annual Bonus
Chief Executive Officer	—%	(5)%	—%
Comparator Employees	1%	(11)%	5%

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Relative Importance of Spend on Pay

During the years ended December 31, 2017 and 2018, the Company’s remuneration paid to its employees and distributions to shareholders were as follows:

	Year ended 31 December,		Percentage Change
($ millions)	2017	2018
Employee remuneration	5,816	6,074	4.4%
Dividends	364	382	4.9%
Share buyback	2,403	1,447	(39.8)%

Votes on Remuneration in 2017 and 2018

At the Company’s annual general meeting held on June 23, 2017, the Company’s Remuneration Policy received the following votes from shareholders:

	Votes	%
For	207,415,302	87.9%
Against	11,209,261	4.8%
Withheld	277,985	0.1%
Broker Non-Votes	17,053,562	7.2%

At the Company’s annual general meeting held on June 21, 2018, the director’s remuneration report received the following votes from shareholders:

	Votes	%
For	170,509,976	76.8%
Against	34,496,906	15.5%
Withheld	260,121	0.1%
Broker Non-Votes	16,813,100	7.6%

For and on behalf of the Board

/s/ P Lieb

Company Secretary

Date: March 31, 2018

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Appendix B

AON PLC 2011 INCENTIVE PLAN

(As Amended and Restated Effective March 29, 2019 and As Assumed by Aon plc as of April 2, 2012)

SECTION 1

General

1.1 Purpose. Aon Corporation, a Delaware corporation (“Aon”), established the Plan to advance the interests of Aon and the Subsidiaries by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to Aon or a Subsidiary through the acquisition of a larger personal financial interest in Aon.

1.2 Amendment, Restatement and Assumption of Plan. The Plan was adopted by Aon’s Board of Directors on March 18, 2011 and approved by Aon’s stockholders on May 20, 2011. At that time, 25 million shares of common stock of Aon were reserved for issuance. Aon was reorganized (the “Reorganization”) effective April 2, 2012 pursuant to an Agreement and Plan of Merger and Reorganization approved by Aon’s stockholders on March 16, 2012. As a result of the Reorganization, Aon became a subsidiary of Aon plc, a public limited company incorporated under English law (the “Company”) and each share of common stock of Aon was converted into one Class A Ordinary Share, par value $0.01, of the Company. The Plan was adopted and assumed by the Company, and Aon’s rights and obligations under the Plan and the outstanding Agreements were assigned to the Company, effective as of April 2, 2012. The Plan was amended and restated to reflect the Reorganization and the assumption of the Plan by the Company effective as of April 2, 2012, and was further amended and restated effective June 24, 2014. This amendment and restatement includes the First Amendment to the Plan adopted in April 2016, and is effective March 29, 2019, subject to approval of the stockholders at the June 21, 2019 meeting.

SECTION 2

Defined Terms

The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

(a)    “Affiliate” will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(b)    “Agreement” will have the meaning set forth in subsection 9.9.

(c)    “Approval Date” means May 20, 2011, the date on which the Plan was approved by Aon’s stockholders.

(d)    “Award” means any award described in Sections 6 through 8 of the Plan.

(e)    “Beneficiary” means the legal representative of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award in the event the Participant’s Termination Date occurs on account of death, regardless whether the Participant designated a person or person to receive the balance of his or her benefits under the Aon Stock Incentive Plan, as amended from time to time (the “2001 Plan”), the Amended and Restated Global Stock and Incentive Compensation Plan of Hewitt Associates, Inc., as amended from time to time (the “Hewitt Plan”) or any other plan or program of the Company or a Subsidiary.

(f)    “Board” means the Board of Directors of the Company.

(g)    “Cash Incentive Award” has the meaning set forth in subsection 8.1.

(h)    “Change in Control” means:

(1)    the acquisition by any individual, entity or group, including any “person” or related “group” of “persons” within the meaning of Section 13(d)(3) or 14(d)(2) of the U.S. Securities Exchange Act of 1934, as amended (the

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“Exchange Act”) (any such individual, entity or group, a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding ordinary shares of the Company (the “Outstanding Ordinary Shares”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”) including by way of a court approved compromise or arrangement between the Company and its members pursuant to section 895 of the UK Companies Act 2006; excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with each of clauses (i), (ii) and (iii) of subsection (3) of this definition; provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Ordinary Shares or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Ordinary Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2)    individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3)    the consummation of a reorganization, merger, consolidation or other similar business combination involving the Company or its subsidiaries, or the sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which each of the following are applicable: (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Ordinary Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, as a consequence of their ownership of shares of the Company prior to the Corporate Transaction, more than 60% of the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, respectively, of the Company (or, if the Company is not the ultimate parent entity following the Corporate Transaction, the ultimate parent entity thereof resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s and its subsidiaries’ assets, as applicable, either directly or indirectly) (the “Corporate Successor”)), and in substantially the same proportions relative to each shareholder as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Ordinary Shares and the Outstanding Voting Securities, as applicable, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or its subsidiaries or any entity controlled by the Company, the Corporate Successor or any Person that beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Ordinary Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the Company or the Corporate Successor or the combined voting power of the outstanding securities of such entity entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Company or the Corporate Successor; or

(4)    the consummation of a plan of complete liquidation or dissolution of the Company.

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Notwithstanding the foregoing, the Reorganization effective April 2, 2012 and the related transactions on such date, as a result of which the Company became a public company and the parent corporation of Aon, shall not constitute a Change in Control.

(i)    “Code” means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.

(j)    “Committee” has the meaning set forth in subsection 4.1.

(k)    “Effective Date” has the meaning set forth in subsection 9.1.

(l)    “Eligible Individual” means any officer, director, or other employee of the Company or a Subsidiary or consultants, independent contractors or agents of the Company or a Subsidiary, including in each case, directors who are not employees of the Company or a Subsidiary.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Expiration Date” has the meaning set forth in subsection 6.9.

(o)    “Fair Market Value” of a Share means, for purposes of Sections 6.1(b), 6.4, 6.6, 8.1, 9.2(a)(iii) as of any date and except as otherwise provided by the Committee, the closing sale price of a Share as reported on the New York Stock Exchange Composite Tape (or if the Shares are not traded on the New York Stock Exchange, the closing sale price on the exchange on which they are traded or as reported by an applicable automated quotation system) (“Composite Tape”) on the applicable date or, if no sales of Shares are reported on such date, the closing sale price of a Share on the date a sale was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable). For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold.

(p)    “Full Value Award” has the meaning set forth in subsection 7.1(a).

(q)    “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422 of the Code.

(r)    “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(s)    “Option” has the meaning set forth in subsection 6.1(a).

(t)    “Outside Director” means a director of the Company who is not an officer or employee of the Company or a Subsidiary.

(u)    “Participant” will have the meaning set forth in Section 3.

(v)    “Performance-Based Compensation” will have the meaning set forth in subsection 7.3.

(w)    “Performance Criteria” means performance targets based on one or more of the following criteria: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or shareholders’ equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) share price performance or shareholder return; (ix) economic value created or added;

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(x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Committee; provided that the Committee will have the authority to exclude the impact of charges or benefits for restructuring plans, discontinued operations, amortization of intangible assets, extraordinary items, the cumulative effects of tax or accounting principles and other unusual, non-recurring adjustments included in as adjusted pre-tax income as disclosed in the financial results filed with or furnished to the Securities and Exchange Commission.

(x)    “Plan” means this Aon plc 2011 Incentive Plan, as it may be duly amended from time to time.

(y)    “SAR” or “Stock Appreciation Right” has the meaning set forth in subsection 6.1(b).

(z)    “Share” means a Class A Ordinary Share, $0.01 par value, of the Company.

(aa)    “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of section 424(f) of the Code.

(bb)    “Substitute Award” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary or with which the Company or a Subsidiary combines.

(cc)    “Termination Date” means the date on which a Participant both ceases to be an employee of the Company or a Subsidiary and ceases to perform material services for the Company or a Subsidiary (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Subsidiary which was the recipient of the Participant’s services; and provided, further that, with respect to an Outside Director, “Termination Date” means date on which the Outside Director’s service as an Outside Director terminates for any reason.

SECTION 3

Participation

Subject to the terms and conditions of the Plan, a “Participant” in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by the Company or any Subsidiary.

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SECTION 4

Committee

4.1 Administration By Committee. The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the “Committee”) in accordance with this Section 4. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

4.2 Selection of Committee. So long as the Company is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan that is intended to constitute deductible Performance-Based Compensation (including Options and SARs) will be granted by a Committee consisting solely of two or more “outside directors” within the meaning of section 162(m) of the Code and applicable regulations; provided, however, that as of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Organization & Compensation Committee of the Board.

Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.

4.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:

(a)    Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual’s present and potential contribution to the Company’s or a Subsidiary’s success and such other factors as the Committee deems relevant.

(b)    Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c) Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.

(d)    Any interpretation of the Plan by the Committee and any actions taken and decision made by it under the Plan is final and binding on all persons.

(e)    Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award).

4.4 Delegation by Committee. Except to the extent prohibited by the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part

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of its responsibilities and powers to any person or persons selected by it, except that Awards to individuals who are designated as “officers” under Rule 16a-1(f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

4.5 Information to be Furnished to Committee. The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual’s employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

4.6 Liability and Indemnification of Committee. No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will the Company or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5

Shares Reserved and Limitations

5.1 Shares and Other Amounts Subject to the Plan. The Shares for which Awards may be granted under the Plan will be subject to the following:

(a)    The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b)    Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to 39 million Shares (the “Share Pool”). Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a share-settled SAR and were not issued or delivered upon the net settlement of such SAR; (ii) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding Award; and (iii) Shares repurchased on the open market with the proceeds of an Option exercise.

(c)    Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f). In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Eligible Individuals prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.

(d)    Except as expressly provided by the terms of this Plan, the issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.

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(e)    Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be 15 million; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentives Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.

(f)    The maximum number of Shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to this Plan will be 1,500,000. For purposes of this subsection 5.1(g), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each Share will be counted as covering but one Share for purposes of applying the limitations of this subsection 5.1(f).

5.2 Adjustments for Changes in Capital Structure. In the event there is a change in the capital structure of the Company as a result of any dividend in specie or sub-division of shares, recapitalization, issuance of a new class of shares, merger, consolidation, spin-off or other similar corporate change, or any distribution to holders of Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee’s sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Ordinary Shares with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards. No adjustment may have the effect of reducing the exercise price to less than the par value of a Share.

SECTION 6

Options and SARS

6.1 Definitions.

(a)    The grant of an “Option” under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

(b)    A grant of a “stock appreciation right” or “SAR” entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.

(c)    An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR will be the same, and the exercise of the Option or SAR with respect to a Share will cancel the corresponding tandem SAR or Option right with respect to such share.

6.2 Eligibility. The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

6.3 Limits on Incentive Stock Options. If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company or a Subsidiary) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by section 422 of the Code.

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6.4 Exercise Price. The “Exercise Price” of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, in no event will such price be less than 100% of the Fair Market Value of a Share on such date or, in the case of an Option to subscribe unissued Shares, the par value of a Share on such date.

6.5 Exercise/Vesting. Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:

(a)    An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to the Company or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.

(b)    No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.

(c)    The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. Notwithstanding the foregoing, in no event will an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted (subject to acceleration of exercisability and vesting, to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant’s death, disability, retirement, or involuntary termination or in connection with a Change in Control).

6.6 Method of Exercise; Payment of Exercise Price. A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full or an appropriate undertaking to make such payment, and without any extension of credit, either (A) in cash, (B) except as may be prohibited by applicable law, by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) except as may be prohibited by applicable law, authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Ordinary Shares will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid or an appropriate undertaking to make such payments has been given to the Company.

6.7 Post-Exercise Limitations. The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.

6.8 No Repricing. Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by the Company’s shareholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of the Company’s shareholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).

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6.9 Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange).

SECTION 7

Full Value Awards

7.1 Definitions.

(a)    A “Full Value Award” is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:

(i)    The grant may be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(ii)    The grant may be contingent on the achievement of performance or other objectives during a specified period.

(iii)    The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives.

(iv)    The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.

7.2 Special Vesting Rules. If an employee’s right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or one or more Subsidiaries, without achievement of performance targets or other performance objectives (whether or not related to performance measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting will be not less than one year (subject, to the extent provided by, and subject to such terms and conditions determined by, the Committee, to prorated vesting over the course of such one-year period and to acceleration of vesting in the event of the Participant’s death, disability, involuntary termination or otherwise in connection with a Change in Control, or retirement). The foregoing requirements will not apply to (a) grants made to newly eligible Participants to replace awards from a prior employer and (b) grants that are a form of payment of earned performance awards or other incentive compensation.

7.3 Performance-Based Full Value Awards. Any Full Value Award granted to any Participant on or prior to November 2, 2017, may constitute “Performance-Based Compensation” within the meaning of section 162(m) of the Code and regulations thereunder as in effect prior to the Tax Cuts and Jobs Act of 2017. If any such award is intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code as in effect prior to the Tax Cuts and Jobs Act of 2017, then to the extent necessary to comply with such requirements, such award will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

(a)    The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations and other guidance under section 162(m) of the Code as in effect prior to the Tax Cuts and Jobs Act of 2017), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

(b)    A Participant otherwise entitled to receive a Full Value Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance

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target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 7.3(b), such exercise of discretion may not result in an increase in the amount of the payment unless such discretion is exercised pursuant to Section 9.2 hereof.

(c)    Except as otherwise provided by the Committee, if a Participant’s Termination Date occurs because of death or disability, the Participant’s Full Value Award will become vested without regard to whether the Full Value Award would be Performance-Based Compensation.

Nothing in this Section 7 will preclude the Committee from granting Full Value Awards under the Plan or the Committee, the Company or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 7 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation eligible for a deduction under section 162(m) of the Code as in effect prior to the Tax Cuts and Jobs Act of 2017.

SECTION 8

Cash Incentive Awards

8.1 Grant of Cash Incentive Awards. Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee (“Cash Incentive Award”). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee’s discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Award Agreement pertaining to the grant of the Award.

8.2 Performance-Based Cash Incentive Awards. Any Cash Incentive Award granted to any Participant on or prior to November 2, 2017, may constitute “Performance-Based Compensation” within the meaning of section 162(m) of the Code and regulations thereunder as in effect prior to the Tax Cuts and Jobs Act of 2017. If any such award is intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code as in effect prior to the Tax Cuts and Jobs Act of 2017, then to the extent necessary to comply with such requirements, any Cash Incentive Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

(a)    The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations under section 162(m) of the Code as in effect prior to the Tax Cuts and Jobs Act of 2017), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

(b)    A Participant otherwise entitled to receive a Cash Incentive Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 8.2, such exercise of discretion may not result in an increase in the amount of the payment, unless such discretion is exercised pursuant to Section 9.2 hereof.

(c)    Except as otherwise provided by the Committee, if a Participant’s Termination Date occurs because of death or disability, the Participant’s Cash Incentive Award will become vested without regard to whether the Cash Incentive Award would be Performance-Based Compensation.

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(d)    The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is $10,000,000.

Nothing in this Section 8 will preclude the Committee from granting Cash Incentive Awards under the Plan or the Committee, the Company or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 8 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to any Cash Incentive Award that is not intended to constitute Performance-Based Compensation eligible for a deduction under section 162(m) of the Code as in effect prior to the Tax Cuts and Jobs Act of 2017. Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company or a Subsidiary for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.

SECTION 9

Operation and Administration

9.1 Effective Date and Duration. The Plan was originally effective as of March 18, 2011, the date it was adopted by Aon’s Board of Directors (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Awards awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after March 29, 2029.

9.2 Change in Control. (a) Notwithstanding any provision of this Plan or Award agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i)    require that (A) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (B) the vesting period applicable to some or all outstanding restricted shares and restricted share units will lapse in full or in part, (C) the performance period applicable to some or all outstanding Awards will lapse in full or in part, and (D) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;

(ii)    require that shares of common stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;

(iii)    require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (x) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.5 above, multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (y) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7.2 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Sections 7.2 or 7.3 above, multiplied by the Fair Market Value of a Share as of the date of the Change in Control, and (z) in the case of performance shares and performance share units, the Fair Market Value of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7.3 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7.3 above; (B) shares of common stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to Clause (B) above; and/or

(iv)    take such other action as the Board deems appropriate, in its sole discretion.

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9.3 Special Director Provisions. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, awards to non-employee directors will be made in accordance with the terms of the Aon Corporation Non-Employee Directors’ Deferred Stock Unit Plan, as amended, and all such awards will be deemed to be made under the Plan.

9.4 Limit on Distribution. Distribution of Shares or other amounts under the Plan will be subject to the following:

(a)    Notwithstanding any other provision of the Plan, the Company will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b)    In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c)    To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

9.5 Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes and employee social security contributions, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of Shares which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, with the consent of the Committee, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the tax withholding required by applicable law (or such other rates that will not have a negative accounting impact).

9.6 Transferability. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, to the extent provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant’s family (including, without limitation, to a trust or partnership for the benefit of a Participant’s family), subject to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under section 422 of the Code.

9.7 Notices. Any notice or document required to be filed with the Committee or the Company under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, or the Company at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

9.8 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.

9.9 Agreement With the Company or Subsidiary. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company or the Subsidiary, as applicable (the “Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

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9.10 Limitation of Implied Rights.

(a)    Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.

(b)    The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company or a Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in his name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding restricted shares granted under the Plan may be granted the right to exercise full voting rights with respect to those restricted shares during the vesting period. A Participant will have no voting rights with respect to any restricted share units granted hereunder.

(c)    During the vesting period, Participants holding restricted shares, restricted share units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares.

9.11 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.

9.12 Clawback Policy. Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law or such approval by shareholders as may be required by applicable law.

9.13 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

9.14 Action by the Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the Company.

9.15 Gender and Number. Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term “or” also means “and/or” and the term “including” means “including but not limited to”.

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9.16 Applicable Law. The provisions of the Plan will be construed in accordance with the laws of the State of Delaware, without giving effect to choice of law principles.

9.17 Foreign Participants. Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or a Subsidiary operates or has employees.

9.18 Construction. If any provision of the Plan or any Award agreement relating to an award intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code does not comply or is inconsistent with such requirements of section 162(m) of the Code, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

SECTION 10

Amendment and Termination

The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of the Company’s shareholders; and provided further, that no other amendment will be made to the Plan without the approval of the Company’s shareholders if the approval of the Company’s shareholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.

SECTION 11

Section 409A of the Code

11.1 Intent to Comply with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary (for purposes of this section, “Plan” includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder’s “termination of employment,” such term will be deemed to refer to the Award holder’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a “specified employee,” as defined in Section 409A of the Code, as of the date of the Award holder’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder’s separation from service, such payment will be delayed without interest (unless otherwise specified in the

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Award) until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the Award holder’s death.

11.2 Prohibition on Acceleration of Payments. The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Code Section 409A and the guidance and Treasury regulations issued thereunder.

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Appendix C

COMPANY NUMBER: 7876075

COMPANIES ACT 2006

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Aon plc

CONTENTS

CLAUSE	PAGE

PRELIMINARY	C-1

SHARE CAPITAL AND LIMITED LIABILITY	C-2

POWERS OF ALLOTMENT	C-6

VARIATION OF RIGHTS	C-~~8~~7

SHARE CERTIFICATES	C-8

LIEN	C-~~9~~8

CALLS ON SHARES	C-9

FORFEITURE AND SURRENDER	C-9

TRANSFER OF SHARES	C-10

TRANSMISSION OF SHARES	C-11

ALTERATION OF SHARE CAPITAL	C-~~13~~12

GENERAL MEETINGS	C-12

NOTICE OF GENERAL MEETINGS	C-~~14~~12

LIST OF MEMBERS FOR VOTING AT GENERAL MEETINGS	C-14

PROCEEDINGS AT GENERAL MEETINGS	C-15

PROPOSED SHAREHOLDER RESOLUTIONS	C-17

VOTES OF MEMBERS	C-~~21~~18

PROXIES AND CORPORATE REPRESENTATIVES	C-~~23~~20

BUSINESS COMBINATIONS	C-~~26~~23

NUMBER OF DIRECTORS	C-23

APPOINTMENT OF DIRECTORS	C-23

POWERS OF THE BOARD	C-24

CHANGE OF THE COMPANY’S NAME	C-24

DELEGATION OF POWERS OF THE BOARD	C-~~28~~24

DISQUALIFICATION AND REMOVAL OF DIRECTORS	C-25

NON-EXECUTIVE DIRECTORS	C-25

DIRECTORS’ EXPENSES	C-26

EXECUTIVE DIRECTORS	C-26

DIRECTORS’ INTERESTS	C-~~30~~26

GRATUITIES, PENSIONS AND INSURANCE	C-~~32~~28

PROCEEDINGS OF THE BOARD	C-28

SECRETARY	C-31

MINUTES	C-31

THE SEAL	C-31

REGISTERS	C-~~36~~31

DIVIDENDS	C-32

CAPITALISATION OF PROFITS AND RESERVES	C-~~40~~35

RECORD DATES	C-36

ACCOUNTS	C-36

COMMUNICATIONS	C-36

DESTRUCTION OF DOCUMENTS	C-~~44~~38

UNTRACED MEMBERS	C-~~45~~39

WINDING UP	C-40

INDEMNITY	C-40

DISPUTE RESOLUTION	C-40

COMPANY NUMBER: 7876075

COMPANIES ACT 2006

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Aon plc

(adopted by special resolution passed on 29 March 2012)

PRELIMINARY

Relevant model articles	1. The regulations in the relevant model articles shall not apply to the Company.

Definitions	2. In these Articles, except where the subject or context otherwise requires:

Act means the Companies Act 2006 including any modification or re-enactment of it for the time being in force;

Articles means these articles of association as altered from time to time by special resolution;

auditors means the auditors of the Company;

the board means the directors or any of them acting as the board of directors of the Company;

certificated share means a share in the capital of the Company which is held in physical certificated form and references in these Articles to a share being held in certificated form shall be construed accordingly;

Class A Ordinary Shares has the meaning given to it in Article 6;

Class B Ordinary Shares has the meaning given to it in Article 6;

Class C Ordinary Shares has the meaning given to it in Article 6;

Class D Ordinary Shares has the meaning given to it in Article 6;

clear days in relation to the sending of a notice means the period excluding the day on which a notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

Depositary means any depositary, custodian or nominee approved by the board that holds legal title to shares in the capital of the Company for the purposes of facilitating beneficial ownership of such shares by other individuals;

director means a director of the Company;

dividend means dividend or bonus;

entitled by transmission means, in relation to a share in the capital of the Company, entitled as a consequence of the death or bankruptcy of the holder or otherwise by operation of law;

holder in relation to a share in the capital of the Company means the member whose name is entered in the register as the holder of that share;

member means a member of the Company;

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office means the registered office of the Company;

paid means paid or credited as paid;

Preference Shares has the meaning given to it in Article 6;

register means the register of members of the Company;

seal means the common seal of the Company and includes any official seal kept by the Company by virtue of section 49 or 50 of the Act;

secretary means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary;

uncertificated share means a share in the capital of the Company which is not held in physical certificated form and references in these Articles to a share being held in uncertificated form shall be construed accordingly; and

United Kingdom means Great Britain and Northern Ireland.

Construction	3. References to a document or information being sent, supplied or given to or by a person mean such document or information, or a copy of such document or information, being sent, supplied, given, delivered, issued or made available to or by, or served on or by, or deposited with or by that person by any method authorised by these Articles, and sending, supplying and giving shall be construed accordingly.

References to writing mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and written shall be construed accordingly.

Words denoting the singular number include the plural number and vice versa; words denoting the masculine gender include the feminine gender; and words denoting persons include corporations.

Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Act have the same meaning as in the Act (but excluding any modification of the Act not in force at the date these Articles took effect) unless inconsistent with the subject or context.

Subject to the preceding two paragraphs, references to any provision of any enactment or of any subordinate legislation (as defined by section 21(1) of the Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

Headings and marginal notes are inserted for convenience only and do not affect the construction of these Articles.

In these Articles, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them; (b) the word board in the context of the exercise of any power contained in these Articles includes any committee consisting of one or more directors, any director, any other officer of the Company and any local or divisional board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated; (c) no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

SHARE CAPITAL AND LIMITED LIABILITY

Limited liability	4. The liability of the members is limited to the amount, if any, unpaid on the shares held by them.

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Shares with special rights	5. Subject to the provisions of the Companies Acts and without prejudice to any rights attached to any existing shares or class of shares, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine or, subject to and in default of such determination, as the board shall determine.

Classes of share	6. Subject to Article 5, and without limitation, the Company may issue the following shares in the capital of the Company with rights attaching to them and denominated, in each case, as follows:

(a)   Class A Ordinary Shares: Class A ordinary shares (the Class A Ordinary Shares) shall be denominated in US Dollars with a nominal value of US$0.01 each. Class A Ordinary Shares shall be issued with voting rights attached to them and each Class A Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each Class A Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class A Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company. Class A Ordinary Shares may be issued as redeemable shares, at the option of the board.

(b)  Class B Ordinary Shares: Class B ordinary shares (the Class B Ordinary Shares) shall be denominated in British Pounds Sterling with a nominal value of GBPŁ0.10 each (or such other nominal value as determined by the board). Class B Ordinary Shares may be issued with or without voting rights attached to them and, if with voting rights, each Class B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each Class B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up. Class B Ordinary Shares may not be issued as redeemable shares.

(c)   Class C Ordinary Shares: Class C ordinary shares (the Class C Ordinary Shares) shall be denominated in US Dollars with a nominal value of US$0.01 each. Class C Ordinary Shares shall be issued without voting rights attached to them. Each Class C Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class C Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up. Class C Ordinary Shares may be issued as redeemable shares, at the option of the board.

(d)  Preference Shares: Preference shares (the Preference Shares) shall be denominated in US Dollars with a nominal value to be determined by the board. Preference Shares may be issued in one or more classes or series with or without voting rights attached to them, with the board to determine the existence of such voting rights and, if any, the ranking of such voting rights in relation to the other shares in the capital of the Company. The board may determine any other terms and conditions of the Preference Shares, including with regards to their rights: (i) to receive dividends (which may include, without limitation, the right to receive preferential or cumulative dividends); (ii) to distributions made by the Company on a winding up; and (iii) to be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such prices or prices or at such rates of exchange and with such adjustments as may be determined by the board. Preference Shares may be issued as redeemable shares, at the option of the board.

(e)   Class D Ordinary Shares: Class D ordinary shares (the Class D Ordinary Shares) shall be denominated in US Dollars each with a nominal value to be determined by the board. The Class D Shares shall be issued without voting rights attached to them, and shall not count towards the nominal value threshold outlined in the first sentence of Article 115. Without prejudice to the rights of all other ordinary shares in the capital of the Company, the Class D Shares shall have no right to receive dividends. The Class D Ordinary Shares shall, in respect of a distribution made on a winding up, entitle its holders to receive the nominal value of each Class D Ordinary Shares, but only after the holders of all other ordinary shares in the capital of the Company shall have received the amount paid up or

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credited as paid on such shares. The Class D Ordinary Shares shall not entitle its holders to any further participation in the assets or profits in the Company. The Class D Ordinary Shares may not be issued as redeemable shares and are not redeemable. A reduction by the Company of the capital paid up or credited as paid up on the Class D Ordinary Shares and the cancellation of such shares will be treated as being in accordance with the rights attaching to the Class D Ordinary Shares and will not involve any variation of such rights for any purpose. The Company will be authorised at any time without obtaining the consent of the holder(s) of such Class D Ordinary Shares to reduce its capital (in accordance with the Act) by cancelling the Class D Ordinary Shares.

Share warrants to bearer	7. The board may issue share warrants to bearer in respect of any fully paid shares under a seal of the Company or in any other manner authorised by the board. Any share while represented by such a warrant shall be transferable by delivery of the warrant relating to it. In any case in which a warrant is so issued, the board may provide for the payment of dividends or other moneys on the shares represented by the warrant by coupons or otherwise. The board may decide, either generally or in any particular case or cases, that any signature on a warrant may be applied by electronic or mechanical means or printed on it or that the warrant need not be signed by any person.

Conditions of issue of share warrants	8. The board may determine, and from time to time vary, the conditions on which share warrants to bearer shall be issued and, in particular, the conditions on which:

(a)    a new warrant or coupon shall be issued in place of one worn-out, defaced, lost or destroyed (but no new warrant shall be issued unless the Company is satisfied beyond reasonable doubt that the original has been destroyed);

(b) the bearer shall be entitled to attend and vote at general meetings; or

(c) a warrant may be surrendered and the name of the bearer entered in the register in respect of the shares specified in the warrant.

The bearer of such a warrant shall be subject to the conditions for the time being in force in relation to the warrant, whether made before or after the issue of the warrant. Subject to those conditions and to the provisions of the Companies Acts, the bearer shall be deemed to be a member of the Company and shall have the same rights and privileges as he would have if his name had been included in the register as the holder of the shares comprised in the warrant.

No right in relation to share	9. The Company shall not be bound by or be compelled in any way to recognise any right in respect of the share represented by a share warrant other than the bearer’s absolute right to the warrant.

Uncertificated shares	10. The board may permit the holding of shares in any class of shares in uncertificated form.

Not separate class of shares	11. Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class is held in uncertificated form.

Exercise of Company’s entitlements in respect of uncertificated share	12. Where the Company is entitled under any provision of the Companies Acts or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of, or otherwise enforce a lien over, a share held in uncertificated form, the Company shall be entitled, subject to the provisions of the Companies Acts and these Articles:

(a)    to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company; and

(b)   to take any action that the board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share, or otherwise to enforce a lien in respect of that share.

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Section 551 authority	13. The board has general and unconditional authority to exercise all the powers of the Company to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount equal to the section 551 amount, for each prescribed period.

Section 561 disapplication	14. The board is empowered for each prescribed period to allot equity securities for cash pursuant to the authority conferred by Article 13 as if section 561 of the Act did not apply to any such allotment, provided that its power shall be limited to the allotment of equity securities up to an aggregate nominal amount equal to the section 561 amount.

This Article applies in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Act as if in this Article the words “pursuant to the authority conferred by Article 13” were omitted.

Allotment after expiry	15. The Company may make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after an authority given pursuant to Article 13 or a power given pursuant to Article 14 has expired. The board may allot shares, or grant rights to subscribe for or convert any security into shares, in pursuance of that offer or agreement as if the authority or power pursuant to which that offer or agreement was made had not expired.

Definitions	16. In this Article 16 and Articles 13, 14 and 15:

prescribed period means any period for which the authority conferred by Article 13 is given by ordinary or special resolution stating the section 551 amount and/or the power conferred by Article 14 is given by special resolution stating the section 561 amount;

section 551 amount means, for any prescribed period, the amount stated as such in the relevant ordinary or special resolution; and

section 561 amount means, for any prescribed period, the amount stated as such in the relevant special resolution.

Allotment powers – section 551 authority	17. The directors shall be generally and unconditionally authorised pursuant to section 551 of the Act to:
(a) allot shares in the Company, and to grant rights to subscribe for or to convert any security into shares in the Company, up to:

(i) 415,000,000 shares in respect of Class A Ordinary Shares for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company;

(ii)   one (1) share in respect of Class C Ordinary Shares for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company; and

(iii)  25,000,000 shares in respect of Preference Shares for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company; and

(b)   make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of the authority described in this Article 17 and the directors may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired.

Allotment powers – section 561 authority	18. The directors shall be generally empowered pursuant to section 570 and section 573 of the Act to allot equity securities (as defined in the Act) for cash, pursuant to the authorities conferred by Article 17 of these Articles as if section 561(1) of the Act did not apply to the allotment. This power:

(a)    expires (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company, but the Company may make an offer or agreement which would or might require equity securities to be

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allotted after expiry of this power and the directors may allot equity securities in pursuance of that offer or agreement as if this power had not expired ; and

(b) shall be limited to the allotment of equity securities up to:

(i) 415,000,000 shares in respect of Class A Ordinary Shares;

(ii) one (1) share in respect of Class C Ordinary Shares; and

(iii) 25,000,000 shares in respect of Preference Shares.

This Article applies in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Act as if in the first paragraph of the words “pursuant to the authorities conferred by Article 17” were omitted.

Residual allotment powers	19. Subject to the provisions of the Companies Acts relating to authority, pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions, and, in the case of redeemable shares, the provisions of Article 20:

(a) all shares for the time being in the capital of the Company shall be at the disposal of the board; and

(b)   the board may reclassify, allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

Redeemable shares	20. Subject to the provisions of the Companies Acts, and without prejudice to any rights attached to any existing shares or class of shares, shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company or the holder. The board may determine the terms, conditions and manner of redemption of shares provided that it does so before the shares are allotted.

Commissions	21. The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Companies Acts. Subject to the provisions of the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

Trusts not recognised	22. Except as required by law, the Company shall recognise no person as holding any share on any trust and (except as otherwise provided by these Articles or by law) the Company shall not be bound by or recognise any interest in any share (or in any fractional part of a share) except the holder’s absolute right to the entirety of the share (or fractional part of the share).

POWERS OF ALLOTMENT

Circumstances where board may allot shares	23. The purposes for which the board shall be able to exercise any power of the Company to allot shares in the capital of the Company shall include (without limitation) the raising of capital and shall also include (without limitation) where the Company does not require capital but where, in the opinion of the majority of the board members present at a duly convened board meeting, acting in good faith and on such grounds as the board shall genuinely consider reasonable, the purpose(s) for which the board in exercising the power of the Company to allot shares in the Company would be to improve the likelihood that:

(a) the use of abusive tactics by any person in connection with any potential acquisition or change of Control of the Company would be prevented;

(b) any potential acquisition or change of Control of the Company which would be unlikely to treat all members of the Company equally and fairly and in a similar manner would be prevented;

(c) any potential acquisition or change of Control of the Company at a price which would undervalue the Company or its shares would be prevented; and/or

(d)   any potential acquisition or change of Control of the Company which would be likely to harm the prospects of the success of the Company for the benefit of its members as a whole, having had regard to the matters in section 172 of the Act, will be prevented.

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For the purposes of this Article 23 a person shall be deemed to have control (Control) of the Company if he, either alone or with any group of affiliated or associated persons, exercises, or is able to exercise or is entitled to acquire, the direct or indirect power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise, and in particular, but without prejudice to the generality of the preceding words, if he, either alone or with any group of affiliated or associated persons, possesses or is entitled to acquire:

(e) beneficial ownership of 20 per cent or more of the voting rights attributable to the capital of the Company which are exercisable at a general meeting; or

(f)  such percentage of the issued share capital of the Company as would, if the whole of the income or assets of the Company were in fact distributed among the members (without regard to any rights which he or any other person has as a loan creditor), entitle him to receive 20 per cent or more of the income or assets so distributed; or

(g)   such rights as would, in the event of the winding-up of the Company or in any other circumstances, entitle him to receive 20 per cent or more of the assets of the Company which would then be available for distribution among the members.

For the purposes of this Article 23, person shall include any individual, firm, body corporate, unincorporated association, government, state or agency of state, association, joint venture or partnership, in each case whether or not having a separate legal personality and group of affiliated or associated persons shall have the meaning given to such terms under the United States federal securities laws, including the Securities Exchange Act of 1934, as amended from time to time.

For the purposes of this Article 23, a person shall be treated as entitled to acquire anything which he is entitled to acquire at a future date, or will at a future date be entitled to acquire, irrespective of whether such future acquisition is contingent upon satisfaction of any conditions precedent.

For the purposes of this Article 23, there shall be attributed to any person any rights or powers of a nominee for him, that is to say, any rights or powers which another person possesses on his behalf or may be required to exercise on his direction or behalf.

For the purposes of this Article 23, beneficial ownership of any person or group of affiliated or associated persons shall have the meaning given to such term under the United States federal securities laws, including the Securities Exchange Act of 1934 (the Exchange Act), as amended from time to time.

VARIATION OF RIGHTS

Method of varying rights	24. Subject to the provisions of the Companies Acts, if at any time the capital of the Company is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of allotment of the shares of that class) be varied or abrogated, whether or not the Company is being wound up, either:

(a)    with the written consent of the holders of three-quarters in nominal value of the issued shares of the class, which consent shall be in hard copy form or in electronic form sent to such address (if any) for the time being specified by or on behalf of the Company for that purpose, or in default of such specification to the office, and may consist of several documents, each executed or authenticated in such manner as the board may approve by or on behalf of one or more holders, or a combination of both; or

(b) with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class,

but not otherwise.

When rights deemed to be varied	25. For the purposes of Article 24, if at any time the capital of the Company is divided into different classes of shares, unless otherwise expressly provided by the rights attached to any share or class of shares, those rights shall be deemed to be varied by:

(a) the reduction of the capital paid up on that share or class of shares otherwise than by a purchase or redemption by the Company of its own shares; and

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(b)   the allotment of another share ranking in priority for payment of a dividend or in respect of capital or which confers on its holder voting rights more favourable than those conferred by that share or class of shares, but shall not be deemed to be varied by the creation or issue of another share ranking equally with, or subsequent to, that share or class of shares or by the purchase or redemption by the Company of its own shares.

SHARE CERTIFICATES

Members’ rights to certificates	26. Every member, on becoming the holder of a share shall be entitled, without payment, to one certificate for all the shares of each class held by him (and, on transferring a part of his holding of shares of any class, to a certificate for the balance of his holding of shares). He may elect to receive one or more additional certificates for any of his shares if he pays a reasonable sum determined from time to time by the board for every certificate after the first. Every certificate shall:

(a) be executed under the seal or otherwise in accordance with Article 168 or in such other manner as the board may approve; and

(b) specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

The Company shall not be bound to issue more than one certificate for shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. Shares of different classes may not be included in the same certificate.

Replacement certificates	27. If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of- pocket expenses reasonably incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the board may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

LIEN

Company to have lien on shares	28. The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys payable to the Company (whether presently or not) in respect of that share. The board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a share shall extend to any amount (including without limitation dividends) payable in respect of it.

Enforcement of lien by sale	29. The Company may sell, in such manner as the board determines, any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice has been sent to the holder of the share, or to the person entitled to it by transmission, demanding payment and stating that if the notice is not complied with the share may be sold.

Giving effect to sale	30. To give effect to that sale the board may authorise any person to execute an instrument of transfer in respect of the share sold to, or in accordance with the directions of, the buyer. If the share is an uncertificated share, the board may exercise any of the powers of the Company under Article 12 to effect the sale of the share. The buyer shall not be bound to see to the application of the purchase money and his title to the share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale.

Application of proceeds	31. The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the sum in respect of which the lien exists as is presently payable. Any residue shall (if the share sold is a certificated share, on surrender to the Company for cancellation of the certificate in respect of the share sold and, whether the share sold is a certificated share or an uncertificated share, subject to a like lien for any moneys not presently payable as existed on the share before the sale) be paid to the person entitled to the share at the date of the sale.

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CALLS ON SHARES

Power to make calls	32. Subject to the terms of allotment, the board may from time to time make calls on the members in respect of any moneys unpaid on their shares (whether in respect of nominal value or premium). Each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company the amount called on his shares as required by the notice. A call may be required to be paid by instalments. A call may be revoked in whole or part and the time fixed for payment of a call may be postponed in whole or part as the board may determine. A person on whom a call is made shall remain liable for calls made on him even if the shares in respect of which the call was made are subsequently transferred.

Time when call made	33. A call shall be deemed to have been made at the time when the resolution of the board authorising the call was passed.

Liability of joint holders	34. The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

Interest payable	35. If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid. Interest shall be paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, the rate determined by the board, not exceeding 15 per cent. per annum, or, if higher, the appropriate rate (as defined in the Act), but the board may in respect of any individual member waive payment of such interest wholly or in part.

Deemed calls	36. An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so fixed or in accordance with the terms of the allotment. If it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

Differentiation on calls	37. Subject to the terms of allotment, the board may make arrangements on the issue of shares for a difference between the allottees or holders in the amounts and times of payment of calls on their shares.

Payment of calls in advance	38. The board may, if it thinks fit, receive from any member all or any part of the moneys uncalled and unpaid on any share held by him. Such payment in advance of calls shall extinguish the liability on the share in respect of which it is made to the extent of the payment. The Company may pay on all or any of the moneys so advanced (until they would but for such advance become presently payable) interest at such rate agreed between the board and the member not exceeding (unless the Company by ordinary resolution otherwise directs) 15 per cent. per annum or, if higher, the appropriate rate (as defined in the Act).

FORFEITURE AND SURRENDER

Notice requiring payment of call	39. If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable, the board may give the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

Forfeiture for non-compliance	40. If that notice is not complied with, any share in respect of which it was sent may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the board. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited share which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture. No forfeiture shall be invalidated by the omission or neglect to send that notice or to make those entries.

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Sale of forfeited shares	41. Subject to the provisions of the Companies Acts, a forfeited share shall be deemed to belong to the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the board determines, either to the person who was the holder before the forfeiture or to any other person. At any time before sale, re-allotment or other disposal, the forfeiture may be cancelled on such terms as the board thinks fit. Where for the purposes of its disposal a forfeited share is to be transferred to any person, the board may authorise any person to execute an instrument of transfer of the share to that person. Where for the purposes of its disposal a forfeited share held in uncertificated form is to be transferred to any person, the board may exercise any of the powers of the Company under Article 12. The Company may receive the consideration given for the share on its disposal and may register the transferee as holder of the share.

Liability following forfeiture	42. A person shall cease to be a member in respect of any share which has been forfeited and shall, if the share is held in certificated form, surrender the certificate for any forfeited share to the Company for cancellation. The person shall remain liable to the Company for all moneys which at the date of forfeiture were presently payable by him to the Company in respect of that share with interest on that amount at the rate at which interest was payable on those moneys before the forfeiture or, if no interest was so payable, at the rate determined by the board, not exceeding 15 per cent. per annum or, if higher, the appropriate rate (as defined in the Act), from the date of forfeiture until payment. The board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

Surrender	43. The board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

Extinction of rights	44. The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited and the Company, except only those rights and liabilities expressly saved by these Articles, or as are given or imposed in the case of past members by the Companies Acts.

Evidence of forfeiture or surrender	45. A statutory declaration by a director or the secretary that a share has been duly forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject if necessary to the execution of an instrument of transfer) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the purchase money, if any, and his title to the share shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES

Form and execution of transfer of share	46. Without prejudice to any power of the Company to register as shareholder a person to whom the right to any share has been transmitted by operation of law, the instrument of transfer may be in any usual form or in any other form which the board may approve. An instrument of transfer shall be signed by or on behalf of the transferor and, unless the share is fully paid, by or on behalf of the transferee. An instrument of transfer need not be under seal.

Transfers of partly paid shares	47. The board may, in its absolute discretion, refuse to register the transfer of a share which is not fully paid, provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.

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Invalid transfers of shares	48. The board may also refuse to register the transfer of a share:
(a) unless the instrument of transfer:

(i)  is lodged, duly stamped (if stampable), at the office or at another place appointed by the board accompanied by the certificate for the share to which it relates and such other evidence as the board may reasonably require to show the right of the transferor to make the transfer;

(ii) is in respect of only one class of shares; or

(iii) is in favour of not more than four transferees;

(b)   if it is with respect to a share on which the Company has a lien and a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice has been sent to the holder of the share in accordance with Article 29; or

(c) if it is a certificated share and is not presented for registration together with the share certificate and such evidence of title as the Company reasonably requires.

Notice of refusal to register	49. If the board refuses to register a transfer of a share, it shall send the transferee notice of its refusal within two months after the date on which the instrument of transfer was lodged with the Company, together with reasons for the refusal.

No fee payable on registration	50. No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to a share.

Retention of transfers	51. The Company shall be entitled to retain an instrument of transfer which is registered, but an instrument of transfer which the board refuses to register shall be returned to the person lodging it when notice of the refusal is sent.

TRANSMISSION OF SHARES

Transmission	52. If a member dies, the survivor or survivors where he was a joint holder, and his personal representatives where he was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his interest. Nothing in these Articles shall release the estate of a deceased member (whether a sole or joint holder) from any liability in respect of any share held by him.

Elections permitted	53. A person becoming entitled by transmission to a share may, on production of any evidence as to his entitlement properly required by the board, elect either to become the holder of the share or to have another person nominated by him registered as the transferee. If he elects to become the holder he shall send notice to the Company to that effect. If he elects to have another person registered and the share is a certificated share, he shall execute an instrument of transfer of the share to that person. If he elects to have himself or another person registered and the share is an uncertificated share, he shall take any action the board may require (including without limitation the execution of any document) to enable himself or that person to be registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares apply to that notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.

Elections required	54. The board may at any time send a notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within 60 days, the board may after the expiry of that period withhold payment of all dividends or other moneys payable in respect of the share until the requirements of the notice have been complied with.

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Rights of persons entitled by transmission	55. A person becoming entitled by transmission to a share shall, on production of any evidence as to his entitlement properly required by the board and subject to the requirements of Article 53, have the same rights in relation to the share as he would have had if he were the holder of the share, subject to Article 178. That person may give a discharge for all dividends and other moneys payable in respect of the share, but he shall not, before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any meeting of the Company or to receive notice of, or to attend or vote at, any separate meeting of the holders of any class of shares in the capital of the Company.

ALTERATION OF SHARE CAPITAL

New shares subject to these Articles	56. All shares created by increase of the Company’s share capital (unless other wise provided by the terms of allotment of the shares of that class), by consolidation, division or sub-division of its share capital or the conversion of stock into paid-up shares shall be subject to all the provisions of these Articles, including without limitation provisions relating to payment of calls, lien, forfeiture, transfer and transmission.

Fractions arising	57. Whenever any fractions arise as a result of a consolidation or sub-division of shares, the board may on behalf of the members deal with the fractions as it thinks fit. In particular, without limitation, the board may sell shares representing fractions to which any members would otherwise become entitled to any person (including, subject to the provisions of the Companies Acts, the Company) and distribute the net proceeds of sale in due proportion among those members. Where the shares to be sold are held in certificated form the board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer. Where the shares to be sold are held in uncertificated form, the board may do all acts and things it considers necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase moneys and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in relation to the sale.

GENERAL MEETINGS

Annual general meetings	58. The board shall convene and the Company shall hold general meetings as annual general meetings in accordance with the requirements of the Companies Acts.

Class meetings	59. All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any class of shares in the capital of the Company, except that:

(a)    the necessary quorum at any such meeting (or adjournment thereof) shall be members of that class who together represent at least the majority of the voting rights of all the members of that class entitled to vote, present in person or by proxy, at the relevant meeting;

(b) all votes shall be taken on a poll; and

(c) each holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by him.

Convening general meetings	60. The board may call general meetings whenever and at such times and places as it shall determine. On the requisition of members pursuant to the provisions of the Companies Acts, the board shall promptly convene a general meeting in accordance with the requirements of the Companies Acts.

NOTICE OF GENERAL MEETINGS

Period of notice	61. An annual general meeting shall be called by not less than 21 clear days’ notice and no more than 60 days’ notice. Subject to the provisions of the Companies Acts, all other general meetings may be called by not less than 14 clear days’ notice and no more than 60 days’ notice.

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Recipients of notice	62. Subject to the provisions of the Companies Acts, to the provisions of these Articles and to any restrictions imposed on any shares, the notice shall be sent to every member and every director. The auditors are entitled to receive all notices of, and other communications relating to, any general meeting which any member is entitled to receive.

Contents of notice: general	63. Subject to the provisions of the Companies Acts, the notice shall specify the time, date and place of the meeting (including without limitation any satellite meeting place arranged for the purposes of Article 66, which shall be identified as such in the notice) and the general nature of the business to be dealt with.

Contents of notice: additional requirements	64. In the case of an annual general meeting, the notice shall specify the meeting as such. In the case of a meeting to pass a special resolution, the notice shall specify the intention to propose the resolution as a special resolution.

Article 68 arrangements	65. The notice shall include details of any arrangements made for the purpose of Article 68 (making clear that participation in those arrangements will not amount to attendance at the meeting to which the notice relates).

General meetings at more than one place	66. The board may resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that members attending at all the meeting places are able to:

(a) participate in the business for which the meeting has been convened;

(b)   hear and see all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and

(c) be heard and seen by all other persons so present in the same way.

The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

Interruption or adjournment where facilities inadequate	67. If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place have become inadequate for the purposes referred to in Article 66, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of that adjournment shall be valid. The provisions of Article 81 shall apply to that adjournment.

Other arrangements for viewing and hearing proceedings	68. The board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

Controlling level of attendance	69. The board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 68 (including without limitation the issue of tickets or the imposition of some other means of selection) it in its absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to

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Article 68. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any such arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

Change in place and/or time of meeting	70. If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the board decides that it is impracticable or unreasonable, for a reason beyond its control, to hold the meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 66 applies) and/or time, it may change the place (or any of the places, in the case of a meeting to which Article 66 applies) and/or postpone the time at which the meeting is to be held. If such a decision is made, the board may then change the place (or any of the places, in the case of a meeting to which Article 66 applies) and/or postpone the time again if it decides that it is reasonable to do so. In either case:

(a)    no new notice of the meeting need be sent, but the board shall, if practicable, advertise the date, time and place of the meeting by public announcement and in two newspapers with national circulation in the United Kingdom and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

(b)   a proxy appointment in relation to the meeting may, if by means of a document in hard copy form, be delivered to the office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 107(a) or, if in electronic form, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 107(b).

For the purposes of this Article 70, public announcement shall mean disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or other method of public announcement as the board may deem appropriate in the circumstances.

Meaning of participate	71. For the purposes of Articles 66, 67, 68, 69 and 70, the right of a member to participate in the business of any general meeting shall include without limitation the right to speak, vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

Accidental omission to send notice etc.	72. The accidental omission to send a notice of a meeting or resolution, or to send any notification where required by the Companies Acts or these Articles in relation to the publication of a notice of meeting on a website, or to send a form of proxy where required by the Companies Acts or these Articles, to any person entitled to receive it, or the non-receipt for any reason of any such notice, resolution or notification or form of proxy by that person, whether or not the Company is aware of such omission or non-receipt, shall not invalidate the proceedings at that meeting.

Security	73. The board and, at any general meeting, the chairman may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The board and, at any general meeting, the chairman are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.

LIST OF MEMBERS FOR VOTING AT GENERAL MEETINGS

Preparation of shareholder list	74. At least ten days before every general meeting, the secretary shall prepare a complete list of the members entitled to vote at the meeting. Such list shall be:

(a) be arranged in alphabetical order;

(b) show the address of each member entitled to vote at the meeting; and

(c) show the number of shares registered in the name of each member.

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Shareholder list to be available for inspection	75. The list of members prepared in accordance with Article 74 shall be available during ordinary business hours for a period of at least ten days before the meeting for inspection by any member for any purpose relevant to the meeting. The notice of the meeting may specify the place where the list of members may be inspected. If the notice of the meeting does not specify the place where members may inspect the list of members, the list of members shall be available for inspection (at the discretion of the board) at either the Company’s registered office or on a website. The list of members shall be available for inspection by any member who is present at the meeting, at the place and for the duration, of the meeting.

PROCEEDINGS AT GENERAL MEETINGS

Quorum	76. No business shall be dealt with at any general meeting unless a quorum is present, but the absence of a quorum shall not preclude the choice or appointment of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Articles, quorum is the members who together represent at least the majority of the voting rights of all the members entitled to vote, present in person or by proxy, at the relevant meeting.

If quorum not present	77. If such a quorum is not present within five minutes (or such longer time not exceeding 30 minutes as the chairman of the meeting may decide to wait) from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting, if convened on the requisition of members, shall be dissolved, and in any other case shall stand adjourned to such time and place as the chairman of the meeting may, subject to the provisions of the Companies Acts, determine. The adjourned meeting shall be dissolved if a quorum is not present within 15 minutes after the time appointed for holding the meeting.

Chairman	78. The chairman, if any, of the board or, in his absence, any deputy chairman of the Company or, in his absence, some other director nominated by the board, shall preside as chairman of the meeting. If neither the chairman, deputy chairman nor such other director (if any) is present within five minutes after the time appointed for holding the meeting or is not willing to act as chairman, the directors present shall elect one of their number to be chairman. If there is only one director present and willing to act, he shall be chairman. If no director is willing to act as chairman, or if no director is present within five minutes after the time appointed for holding the meeting, the members present in person or by proxy and entitled to vote shall choose a member present in person or a proxy of a member or a person authorised to act as a representative of a corporation in relation to the meeting to be chairman.

Directors entitled to speak	79. A director shall, notwithstanding that he is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the capital of the Company.

Adjournment: chairman’s powers	80. The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place. No business shall be dealt with at an adjourned meeting other than business which might properly have been dealt with at the meeting had the adjournment not taken place. In addition (and without prejudice to the chairman’s power to adjourn a meeting conferred by Article 67), the chairman may adjourn the meeting to another time and place without such consent if it appears to him that:

(a) it is likely to be impracticable to hold or continue that meeting because of the number of members wishing to attend who are not present; or

(b) the unruly conduct of persons attending the meeting prevents or is likely to prevent the orderly continuation of the business of the meeting; or

(c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

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Adjournment: procedures	81. Any such adjournment may, subject to the provisions of the Companies Acts, be for such time and to such other place (or, in the case of a meeting held at a principal meeting place and a satellite meeting place, such other places) as the chairman may, in his absolute discretion determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Article 107 or by means of a document in hard copy form which, if delivered at the meeting which is adjourned to the chairman or the secretary or any director, shall be valid even though it is given at less notice than would otherwise be required by Article 107(a). When a meeting is adjourned for 30 days or more or for an indefinite period, notice shall be sent at least seven clear days before the date of the adjourned meeting specifying the time and place (or places, in the case of a meeting to which Article 66 applies) of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to send any notice of an adjournment or of the business to be dealt with at an adjourned meeting.

Amendments to resolutions	82. If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the chairman, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. With the consent of the chairman, an amendment may be withdrawn by its proposer before it is voted on. No amendment to a resolution duly proposed as a special resolution may be considered or voted on (other than a mere clerical amendment to correct a patent error). No amendment to a resolution duly proposed as an ordinary resolution may be considered or voted on (other than a mere clerical amendment to correct a patent error) unless either:

(a)    at least 48 hours before the time appointed for holding the meeting or adjourned meeting at which the ordinary resolution is to be considered (which, if the board so specifies, shall be calculated taking no account of any part of a day that is not a working day), notice of the terms of the amendment and the intention to move it has been delivered in hard copy form to the office or to such other place as may be specified by or on behalf of the Company for that purpose, or received in electronic form at such address (if any) for the time being specified by or on behalf of the Company for that purpose, or

(b) the chairman in his absolute discretion decides that the amendment may be considered and voted on.

Methods of voting – Poll voting entrenched	83. A resolution put to the vote of a general meeting shall be decided on a poll. This requirement for poll voting on resolutions at a general meeting of the Company may only be removed, amended or varied by resolution of the members passed unanimously at a general meeting of the Company.

Conduct of poll	84. Subject to Article 85, a poll shall be taken as the chairman directs and he may, and shall if required by the meeting, appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

When poll to be taken	85. A poll on the election of a chairman or on a question of adjournment shall be taken immediately. A poll on any other question shall be taken at either the meeting or at such time and place as the chairman directs not being more than 30 days after the meeting.

Effectiveness of special resolutions	86. Where for any purpose an ordinary resolution of the Company is required, a special resolution shall also be effective.

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PROPOSED SHAREHOLDER RESOLUTIONS

Content of member requests for requisitioned resolution and general meetings	87. Where a member or members, in accordance with the provisions of the Act, request the Company to: (i) call a general meeting for the purposes of bringing a resolution before the meeting; or (ii) give notice of a resolution to be proposed at an annual general meeting, such request must, in each case and in addition to the requirements of the Act contain the following:

(a)    to the extent that that request relates to the nomination of a director, as to each person whom the member(s) propose(s) to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(b)   to the extent that that request relates to any business other than the nomination of a director that the member(s) propose(s) to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such member(s) and any Member Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the member(s) or the Member Associated Person therefrom; and

(c) as to the member(s) giving the notice and the Member Associated Person, if any, on whose behalf the nomination or proposal is made:

(i) the name and address of such member(s), as they appear on the Company’s books, and of such Member Associated Persons, if any;

(ii) the class and number of shares of the Company which are owned beneficially and of record by such member(s) and such Member Associated Persons, if any;

(iii)   whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of stock price changes for, or to increase or decrease the voting power of, such member(s) or any such Member Associated Persons with respect to any shares of the Company (which information shall be updated by such member(s) as of the record date of the meeting not later than ten days after the record date for the meeting);

(iv)  a description of all agreements, arrangements and understandings between such member and such Member Associated Persons, if any, each proposed nominee and any other person or persons (including their names) in connection with the nomination of a director or the proposal of any other business by such member(s) or such Member Associated Person, if any;

(v)   any other information relating to such member or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(vi)  to the extent known by the member(s) giving the notice, the name and address of any other member supporting the nominee for election or reelection as a director or the proposal of other business on the date of such request.

For purposes of this Article 87, a Member Associated Person of any member shall mean: (i) any person controlling, directly or indirectly, or acting in concert with, such member; (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such member; and (iii) any person controlling, controlled by or under common control with such Member Associated Person.

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88. If a request made in accordance with Article 87 does not include the information specified in that Article, or if a request made in accordance with Article 87 is not received in the time and manner indicated in Article 89, in respect of the shares which the relevant member(s) hold (the member default shares) the relevant member(s) shall not be entitled to vote, either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares (or at an adjournment of any such meeting), the member default shares with respect to the matters detailed in the request made in accordance with Article 87.

Time for receiving requests	89. Without prejudice the rights of any member under the Act, a member who makes a request to which Article 87 relates, must deliver any such request in writing to the secretary at the Company’s registered office not earlier than the close of business on the one hundred and twentieth (120th) calendar day nor later than the close of business on the ninetieth (90th) calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of an annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the member must be so delivered in writing not earlier than the close of business on the one hundred and twentieth (120th) calendar day prior to such annual general meeting and not later than the close of business on the later of (i) the ninetieth (90th) calendar day prior to such annual general meeting and (ii) the 10th calendar day after the day on which public announcement of the date of such annual general meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting or the public announcement thereof commence a new time period for the giving of a member’s notice as described in this Article.

For the purposes of the annual general meeting of the Company to be held in 2013, references in this Article 89 to the Company’s “preceding year’s annual general meeting” shall be construed as references to the annual general meeting of the Company held in 2012 or, if no such meeting is held, then such references shall be construed as references to the 2012 annual general meeting of Aon Corporation.

Notwithstanding anything in the foregoing provisions of this Article 89 to the contrary, in the event that the number of directors to be elected to the board is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased board of directors made by the Company at least one hundred (100) calendar days prior to the date of the first anniversary of the preceding year’s annual general meeting, a member’s notice required by this Article 89 shall also be considered as validly delivered in accordance with Article 89, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the Company’s registered not later than 5.00p.m., local time, on the tenth (10th) calendar day after the day on which such public announcement is first made by the Company.

For purposes of this Article 89, public announcement shall mean disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the provisions of Article 87 or Article 88 or the foregoing provisions of this Article 89, a member shall also comply with all applicable requirements of the Companies Acts and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Article 87 or Article 88 and this Article 89. Nothing in Article 87 or Article 88 or this Article 89 shall be deemed to affect any rights of members to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

VOTES OF MEMBERS

Right to vote on a poll	90. Subject to any rights or restrictions attached to any shares, on a vote on a resolution on a poll every member present in person or by proxy shall have one vote for every share of which he is the holder.

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Votes of joint holders	91. In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the register.

Member under incapacity	92. A member in respect of whom an order has been made by a court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote by his receiver, curator bonis or other person authorised for that purpose appointed by that court or official. That receiver, curator bonis or other person may vote by proxy. The right to vote shall be exercisable only if evidence satisfactory to the board of the authority of the person claiming to exercise the right to vote has been delivered to the office, or another place specified in accordance with these Articles for the delivery of proxy appointments, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised provided that the Company may specify, in any case, that in calculating the period of 48 hours, no account shall be taken of any part of a day that is not a working day.

Calls in arrears	93. No member shall be entitled to vote at a general meeting or at a separate meeting of the holders of any class of shares in the capital of the Company, either in person or by proxy, in respect of any share held by him unless all moneys presently payable by him in respect of that share have been paid.

Members in default of s793 of the Act	94. If at any time the board is satisfied that any member, or any other person appearing to be interested in shares held by such member, has been duly served with a notice under section 793 of the Act (a section 793 notice) and is in default for the prescribed period in supplying to the Company the information thereby required, or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the board may, in its absolute discretion at any time thereafter by notice (a direction notice) to such member direct that:

(a)    in respect of the shares in relation to which the default occurred (the default shares, which expression includes any shares issued after the date of the section 793 notice in respect of those shares) the member shall not be entitled to attend or vote either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares or on a poll; and

(b) in respect of the default shares:

(i) no payment shall be made by way of dividend and no share shall be allotted pursuant to Article 176; and

(ii) no transfer of any default share shall be registered unless:

(A)   the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the board may in its absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

(B) the transfer is an approved transfer.

Copy of notice to interested persons	95. The Company shall send the direction notice to each other person appearing to be interested in the default shares, but the failure or omission by the Company to do so shall not invalidate such notice.

When restrictions cease to have effect	96. Any direction notice shall cease to have effect not more than seven days after the earlier of receipt by the Company of:

(a) a notice of an approved transfer, but only in relation to the shares transferred; or

(b) all the information required by the relevant section 793 notice, in a form satisfactory to the board.

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Board may cancel restrictions	97. The board may at any time send a notice cancelling a direction notice.

Conversion of uncertificated shares	98. The Company may exercise any of its powers under Article 12 in respect of any default share that is held in uncertificated form.

Supplementary provisions	99. For the purposes of this Article and Articles 94, 95, 96, 97 and 98:

(a)    a person shall be treated as appearing to be interested in any shares if the member holding such shares has sent to the Company a notification under section 793 of the Act which either (i) names such person as being so interested or (ii) fails to establish the identities of all those interested in the shares, and (after taking into account the said notification and any other relevant section 793 notification) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

(b) the prescribed period is 14 days from the date of service of the section 793 notice; and

(c) a transfer of shares is an approved transfer if:

(i) it is a transfer of shares pursuant to an acceptance of a takeover offer (within the meaning of section 974 of the Act); or

(ii)    the board is satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

(iii)   the transfer results from a sale made through a recognised investment exchange as defined in the Financial Services and Markets Act 2000 or any other stock exchange outside the United Kingdom on which the Company’s shares are normally traded.

Section 794 of the Act	100. Nothing contained in Article 94, 95, 96, 97, 98 or 99 limits the power of the Company under section 794 of the Act.

Errors in voting	101. If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of the meeting, and, in the opinion of the chairman, it is of sufficient magnitude to vitiate the result of the voting.

Objection to voting	102. No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting or poll at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

Voting: additional provisions	103. On a poll, a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

PROXIES AND CORPORATE REPRESENTATIVES

Appointment of proxy: form	104. The appointment of a proxy shall be:

(a)    in the case of a proxy relating to shares in the capital of the Company held in the name of a Depositary, in a form or manner of communication approved by the board, which may include, without limitation, a voter instruction form to be provided to the Company by certain third parties on behalf of the Depositary. Subject thereto, the appointment of a proxy may be:

(A) in hard copy form; or

(B) in electronic form, to the electronic address provided by the Company for this purpose; or

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(b) in the case of a proxy relating to shares to which Article 104(a) does not apply:

(i) in any usual form or in any other form or manner of communication which the board may approve. Subject thereto, the appointment of a proxy may be:

(A) in hard copy form; or

(B) in electronic form, to the electronic address provided by the Company for this purpose.

Execution of proxy	105. The appointment of a proxy, whether made in hard copy form or in electronic form, shall be executed in such manner as may be approved by or on behalf of the Company from time to time. Subject thereto, the appointment of a proxy shall be executed by the appointor or any person duly authorised by the appointor or, if the appointor is a corporation, executed by a duly authorised person or under its common seal or in any other manner authorised by its constitution.

Proxies: other provisions	106. The board may, if it thinks fit, but subject to the provisions of the Companies Acts, at the Company’s expense send hard copy forms of proxy for use at the meeting and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the board. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member may appoint more than one proxy to attend on the same occasion, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that member.

Delivery/receipt of proxy appointment	107. Without prejudice to Article 70(b) or to the second sentence of Article 81, the appointment of a proxy shall:

(a) if in hard copy form, be delivered by hand or by post to the office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

(i) in the notice convening the meeting; or

(ii) in any form of proxy sent by or on behalf of the Company in relation to the meeting,

by the time specified by the board (as the board may determine, in compliance with the provisions of the Act) in any such notice or form of proxy.

(b)   if in electronic form, be received at any address to which the appointment of a proxy may be sent by electronic means pursuant to a provision of the Companies Acts or to any other address specified by or on behalf of the Company for the purpose of receiving the appointment of a proxy in electronic form:

(i) in the notice convening the meeting; or

(ii) in any form of proxy sent by or on behalf of the Company in relation to the meeting; or

(iii) in any invitation to appoint a proxy issued by the Company in relation to the meeting; or

(iv)  on a website that is maintained by or on behalf of the Company and identifies the Company, by the time specified by the board (as the board may determine, in compliance with the provisions of the Companies Acts) in any such method of notification.

The board may specify, when determining the dates by which proxies are to be lodged, that no account need be taken of any part of a day that is not a working day.

Authentication of proxy appointment not made by holder	108. Subject to the provisions of the Companies Acts, where the appointment of a proxy is expressed to have been or purports to have been made, sent or supplied by a person on behalf of the holder of a share:
(a) the Company may treat the appointment as sufficient evidence of the authority of that person to make, send or supply the appointment on behalf of that holder; and

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(b)   that holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of reasonable evidence of the authority under which the appointment has been made, sent or supplied (which may include, without limitation, a copy of such authority certified notarially or in some other way approved by the board), to such address and by such time as may be specified in the request and, if the request is not complied with in any respect, the appointment may be treated as invalid.

Validity of proxy appointment	109. Subject to Article 108, a proxy appointment which is not delivered or received in accordance with Article 107 shall be invalid. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one that was last delivered or received shall be treated as replacing or revoking the others as regards that share, provided that if the Company determines that it has insufficient evidence to decide whether or not a proxy appointment is in respect of the same share, it shall be entitled to determine which proxy appointment (if any) is to be treated as valid. Subject to the Companies Acts, the Company may determine at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles.

Rights of proxy	110. A proxy appointment shall be deemed to entitle the proxy to exercise all or any of the appointing member’s rights to attend and to speak and vote at a meeting of the Company in respect of the shares to which the proxy appointment relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates.

Company not required to check proxy votes	111. The Company shall not be required to check that a proxy or corporate representative votes in accordance with any instructions given by the member by whom he is appointed. Any failure to vote as instructed shall not invalidate the proceedings on the resolution.

Corporate representatives	112. Any corporation which is a member of the Company (in this Article the grantor) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any separate meeting of the holders of any class of shares. A director, the secretary or other person authorised for the purpose by the secretary may require all or any of such persons to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers. Such person is entitled to exercise (on behalf of the grantor) the same powers as the grantor could exercise if it were an individual member of the Company. Where a grantor authorises more than one person:

(a) where more than one authorised person purport to exercise a power in respect of the same shares:

(i) if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and

(ii) if they do not purport to exercise the power in the same way as each other, the power is treated as not exercised.

Revocation of authority	113. The termination of the authority of a person to act as a proxy or duly authorised representative of a corporation does not affect:

(a) whether he counts in deciding whether there is a quorum at a meeting;

(b) the validity of anything he does as chairman of a meeting;

(c) the validity of a poll demanded by him at a meeting; or

(d) the validity of a vote given by that person,

unless notice of the termination was either delivered or received as mentioned in the following sentence at least 24 hours before the start of the relevant meeting or adjourned meeting or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of termination shall be either by means of a document in hard copy form delivered to the office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 107(a) or in electronic form received at the address specified by or on behalf of

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the Company in accordance with Article 107(b), regardless of whether any relevant proxy appointment was effected in hard copy form or in electronic form.

Duration of general authority	114. A proxy given in the form of a power of attorney or similar authorisation granting power to a person to vote on behalf of a member at forthcoming meetings in general shall not be treated as valid for a period of more than three years, unless a contrary intention is stated in it.

BUSINESS COMBINATIONS

Shareholder approval of business combinations	115. The adoption or authorisation of any Business Combination must be pre-approved by members of the Company representing at least two thirds in nominal value of the issued share capital of the Company (excluding shares held by the Company). The foregoing vote shall be in lieu of any lesser vote of the holders of the voting shares of the Company voting as one class otherwise required by law or by agreement, but shall be in addition to any class vote or other vote otherwise required by law, these Articles or any agreement to which the Company is a party.

For the purposes of this Article 115, the term Business Combination shall mean the sale or lease or exchange of all or substantially all of the property and of the assets of the Company to any person.

NUMBER OF DIRECTORS

Limits on number of directors	116. The number of directors shall be as the board may determine from time to time, but shall be not less than seven and no more than twenty one.

APPOINTMENT OF DIRECTORS

Annual re- election	117. Subject to Article 118, the directors shall be elected at each annual general meeting of the Company.

Eligibility for election	118. Each director elected shall hold office until his successor is elected or until his earlier resignation or removal in accordance with Article 122, Article 133 or Article 134.

119. No person shall be appointed a director at any general meeting unless:

(a) he is recommended by the board; or

(b)   notice in respect of that person is given by a member qualified to vote at the meeting has been received by the Company in accordance with Article 87 and Article 89 or section 338 of the Act of the intention to propose that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company’s register of directors, together with notice by that person of his willingness to be appointed.

Separate resolutions on appointment	120. Except as otherwise authorised by the Companies Acts, a motion for the appointment of two or more persons as directors by a single resolution shall not be made unless a resolution that it should be so made has first been agreed to by the meeting without any vote being given against it.

Additional powers of the Company	121. Subject to Article 116, Article 117 and Article 122, the Company may by ordinary resolution appoint a person who is willing to act to be a director either to fill a vacancy or as an additional director. The appointment of a person to fill a vacancy or as an additional director shall take effect from the end of the meeting.

Contested election	122. In the event that at a meeting of the Company it is proposed to vote upon a number of resolutions for the appointment of a person as a director (each a Director Resolution) that exceeds the total number of directors that are to be appointed to the board at that meeting (the Board Number), the persons that shall be appointed shall: first be the person who receives the greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and then shall second be the person who receives the second greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and so on, until the number of directors so appointed equals the Board Number.

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123. Article 122 shall not apply to any resolution proposed to be voted on at a meeting in respect of the proposed removal of an existing director and appointment of a person instead of the person so removed, which pursuant to Article 134 and the Act shall be proposed as an ordinary resolution.

Appointment by board	124. The board may appoint a person who is willing to act to be a director, either to fill a vacancy or as an additional director and in either case whether or not for a fixed term. Any director so appointed shall hold office until his successor is elected or until his earlier resignation or removal in accordance with Article 122, Article 133 or Article 134.

No share qualification	125. A director shall not be required to hold any shares in the capital of the Company by way of qualification.

POWERS OF THE BOARD

Business to be managed by board	126. Subject to the provisions of the Companies Acts and these Articles and to any directions given by special resolution, the business of the Company shall be managed by the board which may pay all expenses incurred in forming and registering the Company and may exercise all the powers of the Company, including without limitation the power to dispose of all or any part of the undertaking of the Company. No alteration of the Articles and no such direction shall invalidate any prior act of the board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power given to the board by these Articles. A meeting of the board at which a quorum is present may exercise all powers exercisable by the board.

Exercise by Company of voting rights	127. The board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them directors of such body corporate, or voting or providing for the payment of remuneration to the directors of such body corporate).

CHANGE OF THE COMPANY’S NAME

Change of the Company’s name	128. The Company’s name may be changed by resolution of the board.

DELEGATION OF POWERS OF THE BOARD

Committees of the board	129. The board may delegate any of its powers to any committee consisting of one or more directors. The board may also delegate to any director holding any executive office such of its powers as the board considers desirable to be exercised by him. Any such delegation shall, in the absence of express provision to the contrary in the terms of delegation, be deemed to include authority to sub-delegate to one or more directors (whether or not acting as a committee) or to any employee or agent of the Company all or any of the powers delegated and may be made subject to such conditions as the board may specify, and may be revoked or altered.

Subject to any conditions imposed by the board, the proceedings of a committee with two or more members shall be governed by these Articles regulating the proceedings of directors so far as they are capable of applying.

Local boards etc.	130. The board may establish local or divisional boards or agencies for managing any of the affairs of the Company, either in the United Kingdom or elsewhere, and may appoint any persons to be members of the local or divisional boards, or any managers or agents, and may fix their remuneration. The board may delegate to any local or divisional board, manager or agent any of the powers, authorities and discretions vested in or exercisable by the board, with power to sub-delegate, and may authorise the members of any local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any appointment or delegation made pursuant to this Article may be made on such terms and subject to such

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conditions as the board may decide. The board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

Agents	131. The board may, by power of attorney or otherwise, appoint any person to be the agent of the Company for such purposes, with such powers, authorities and discretions (not exceeding those vested in the board) and on such conditions as the board determines, including without limitation authority for the agent to delegate all or any of his powers, authorities and discretions, and may revoke or vary such delegation.

Offices including title “director”	132. The board may appoint any person to any office or employment having a designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment shall not imply that the holder is a director of the Company, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be, a director of the Company for any of the purposes of these Articles.

DISQUALIFICATION AND REMOVAL OF DIRECTORS

Disqualification as a director	133. A person ceases to be a director as soon as:
(a) that person ceases to be a director by virtue of any provision of the Act or is prohibited from being a director by law;

(b) a bankruptcy order is made against that person;

(c) a composition is made with that person’s creditors generally in satisfaction of that person’s debts;

(d)   a registered medical practitioner who is treating that person gives a written opinion to the Company stating that that person has become physically or mentally incapable of acting as a director and may remain so for more than three months;

(e) by reason of that person’s mental health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have;

(f)  notification is received by the Company from the director that the director is resigning or retiring from office, and such resignation or retirement has taken effect in accordance with its terms; or

(g) that person dies.

Power of Company to remove director	134. The Company may, without prejudice to the provisions of the Companies Acts, by ordinary resolution remove any director from office (notwithstanding any provision of these Articles or of any agreement between the Company and such director, but without prejudice to any claim he may have for damages for breach of any such agreement). No special notice need be given of any resolution to remove a director in accordance with this Article and no director proposed to be removed in accordance with this Article has any special right to protest against his removal. The Company may, by ordinary resolution, appoint another person in place of a director removed from office in accordance with this Article.

NON-EXECUTIVE DIRECTORS

Arrangements with non- executive directors	135. Subject to the provisions of the Companies Acts, the board may enter into, vary and terminate an agreement or arrangement with any director who does not hold executive office for the provision of his services to the Company. Any such agreement or arrangement may be made on such terms as the board determines.

Ordinary remuneration	136. Each non-executive director shall be paid a fee for their services (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the board.

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Additional remuneration for special services	137. Any director who does not hold executive office and who performs special services which in the opinion of the board are outside the scope of the ordinary duties of a director, may be paid such extra remuneration by way of additional fee, salary, commission or otherwise as the board may determine.

DIRECTORS’ EXPENSES

Directors may be paid expenses	138. The directors may be paid all travelling, hotel, and other expenses properly incurred by them in connection with their attendance at meetings of the board or committees of the board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.

EXECUTIVE DIRECTORS

Appointment to executive office	139. Subject to the provisions of the Companies Acts, the board may appoint one or more of its body to be the holder of any executive office (including, without limitation, to hold office as president, chief executive officer and/or treasurer, but excluding that of auditor) in the Company and may enter into an agreement or arrangement with any such director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a director. Any such appointment, agreement or arrangement may be made on such terms, including without limitation terms as to remuneration, as the board determines. The board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.

Termination of appointment to executive office	140. Any appointment of a director to an executive office shall terminate if he ceases to be a director but without prejudice to any rights or claims which he may have against the Company by reason of such cessation. A director appointed to an executive office shall not cease to be a director merely because his appointment to such executive office terminates.

Emoluments to be determined by the board	141. The emoluments of any director holding executive office for his services as such shall be determined by the board, and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership of any such scheme or fund.

DIRECTORS’ INTERESTS

Authorisation under s175 of the Act	142. For the purposes of section 175 of the Act, the board may authorise any matter proposed to it in accordance with these Articles which would, if not so authorised, involve a breach of duty by a director under that section, including, without limitation, any matter which relates to a situation in which a director has, or can have, an interest which conflicts, or possibly may conflict, with the interests of the Company. Any such authorisation will be effective only if:

(a) any requirement as to quorum at the meeting at which the matter is considered is met without counting the director in question or any other interested director; and

(b) the matter was agreed to without their voting or would have been agreed to if their votes had not been counted.

The board may (whether at the time of the giving of the authorisation or subsequently) make any such authorisation subject to any limits or conditions it expressly imposes but such authorisation is otherwise given to the fullest extent permitted. The board may vary or terminate any such authorisation at any time.

For the purposes of the Articles, a conflict of interest includes a conflict of interest and duty and a conflict of duties, and interest includes both direct and indirect interests.

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Director may contract with the Company and hold other offices etc	143. Provided that he has disclosed to the board the nature and extent of his interest (unless the circumstances referred to in section 177(5) or section 177(6) of the Act apply, in which case no such disclosure is required) a director notwithstanding his office:
(a) may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)   may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a director; and

(c) may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise interested in, any body corporate:

(i) in which the Company is (directly or indirectly) interested as shareholder or otherwise; or

(ii) with which he has such a relationship at the request or direction of the Company.

Remuneration, benefits etc.	144. A director shall not, by reason of his office, be accountable to the Company for any remuneration or other benefit which he derives from any office or employment or from any transaction or arrangement or from any interest in any body corporate:

(a)    the acceptance, entry into or existence of which has been approved by the board pursuant to Article 142 (subject, in any such case, to any limits or conditions to which such approval was subject); or

(b) which he is permitted to hold or enter into by virtue of paragraph (a), (b) or (c) of Article 143;

nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Act.

Notification of interests	145. Any disclosure required by Article 143 may be made at a meeting of the board, by notice in writing or by general notice or otherwise in accordance with section 177 of the Act.

Duty of confidentiality to another person	146. A director shall be under no duty to the Company with respect to any information which he obtains or has obtained otherwise than as a director of the Company and in respect of which he owes a duty of confidentiality to another person. However, to the extent that his relationship with that other person gives rise to a conflict of interest or possible conflict of interest, this Article applies only if the existence of that relationship has been approved by the board pursuant to Article 142. In particular, the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act because he fails:

(a) to disclose any such information to the board or to any director or other officer or employee of the Company; and/or

(b) to use or apply any such information in performing his duties as a director of the Company.

Consequences of authorisation	147. Where the existence of a director’s relationship with another person has been approved by the board pursuant to Article 142 and his relationship with that person gives rise to a conflict of interest or possible conflict of interest, the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act because he:

(a)    absents himself from meetings of the board at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

(b)   makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or for such documents and information to be received and read by a professional adviser, for so long as he reasonably believes such conflict of interest or possible conflict of interest subsists.

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Without prejudice to equitable principles or rule of law	148. The provisions of Articles 146 and 147 are without prejudice to any equitable principle or rule of law which may excuse the director from:
(a) disclosing information, in circumstances where disclosure would otherwise be required under these Articles; or

(b)   attending meetings or discussions or receiving documents and information as referred to in Article 147, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles.

GRATUITIES, PENSIONS AND INSURANCE

Gratuities and pensions	149. The board may (by establishment of, or maintenance of, schemes or otherwise) provide benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present director or employee of the Company or any of its subsidiary undertakings or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse, a civil partner, a former spouse and a former civil partner) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

Insurance	150. Without prejudice to the provisions of Article 211, the board may exercise all the powers of the Company to purchase and maintain insurance for or for the benefit of any person who is or was:

(a)    a director, officer or employee of the Company, or any body which is or was the holding company or subsidiary undertaking of the Company, or in which the Company or such holding company or subsidiary undertaking has or had any interest (whether direct or indirect) or with which the Company or such holding company or subsidiary undertaking is or was in any way allied or associated; or

(b)   a trustee of any pension fund in which employees of the Company or any other body referred to in paragraph (a) of this Article are or have been interested,

including without limitation insurance against any liability incurred by such person in respect of any act or omission in the actual or purported execution or discharge of his duties or in the exercise or purported exercise of his powers or otherwise in relation to his duties, powers or offices in relation to the relevant body or fund.

Directors not liable to account	151. No director or former director shall be accountable to the Company or the members for any benefit provided pursuant to these Articles. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company.

Section 247 of the Act	152. The board may make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiaries other than a director or former director or shadow director in connection with the cessation or the transfer of the whole or part of the undertaking of the Company or any subsidiary. Any such provision shall be made by a resolution of the board in accordance with section 247 of the Act.

PROCEEDINGS OF THE BOARD

Convening meetings	153. Subject to the provisions of these Articles, the board may regulate its proceedings as it thinks fit. A director may, and the secretary at the request of a director shall, call a meeting of the board by giving notice of the meeting to each director. Notice of a board meeting shall be deemed to be given to a director if it is given to him personally or by word of mouth or sent in hard copy form to him at his last known address or such other address (if any) as may for the time being be specified by him or on his behalf to the Company for that purpose, or sent in electronic form to such address (if any) for the time being specified by him or on his behalf to the Company for that purpose. Questions arising at a meeting shall be decided by a majority of

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votes. Any director may waive notice of a meeting and any such waiver may be retrospective. Any notice pursuant to this Article need not be in writing if the board so determines and any such determination may be retrospective.

Quorum	154. The quorum for the transaction of the business of the board may be fixed by the board and unless so fixed at any other number shall be a majority of the directors then in office. Any director who ceases to be a director at a board meeting may continue to be present and to act as a director and be counted in the quorum until the termination of the board meeting if no director objects.

Powers of directors if number falls below minimum	155. The continuing directors or a sole continuing director may act notwithstanding any vacancies in their number, but if the number of directors is less than the number fixed as the quorum the continuing directors or director may act only for the purpose of filling vacancies or of calling a general meeting.

Chairman and deputy chairman	156. The board may appoint one of their number to be the chairman, and one of their number to be the deputy chairman, of the board and may at any time remove either of them from such office. Unless he is unwilling to do so, the director appointed as chairman, or in his stead the director appointed as deputy chairman, shall preside at every meeting of the board at which he is present. If there is no director holding either of those offices, or if neither the chairman nor the deputy chairman is willing to preside or neither of them is present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be chairman of the meeting.

Validity of acts of the board	157. All acts done by a meeting of the board, or of a committee of the board, or by a person acting as a director, shall, notwithstanding that it be afterwards discovered that there was a defect in the appointment of any director or any member of the committee or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director and had been entitled to vote.

Resolutions in writing	158. A resolution in writing agreed to by all the directors entitled to vote at a meeting of the board or of a committee of the board (not being less than the number of directors required to form a quorum of the board) shall be as valid and effectual as if it had been passed at a meeting of the board or (as the case may be) a committee of the board duly convened and held. For this purpose:

(a)    a director signifies his agreement to a proposed written resolution when the Company receives from him a document indicating his agreement to the resolution authenticated in the manner permitted by the Companies Acts for a document in the relevant form; and

(b) the director may send the document in hard copy form or in electronic form to such address (if any) for the time being specified by the Company for that purpose.

Meetings by telephone etc.	159. Without prejudice to the first sentence of Article 153, a person entitled to be present at a meeting of the board or of a committee of the board shall be deemed to be present for all purposes if he is able (directly or by electronic communication) to speak to and be heard by all those present or deemed to be present simultaneously. A director so deemed to be present shall be entitled to vote and be counted in a quorum accordingly. Such a meeting shall be deemed to take place where it is convened to be held or (if no director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is. The word meeting in these Articles shall be construed accordingly.

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Directors’ power to vote on contracts in which they are interested	160. Except as otherwise provided by these Articles, a director shall not vote at a meeting of the board or a committee of the board on any resolution of the board concerning a matter in which he has an interest (other than by virtue of his interests in shares or debentures or other securities of, or otherwise in or through, the Company) which can reasonably be regarded as likely to give rise to a conflict with the interests of the Company, unless his interest arises only because the resolution concerns one or more of the following matters:

(a)    the giving of a guarantee, security or indemnity in respect of money lent or obligations incurred by him or any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;

(b)    the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the director has assumed responsibility (in whole or part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

(c)    a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or any of its subsidiary undertakings for subscription or purchase, in which offer he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

(d)    a contract, arrangement, transaction or proposal concerning any other body corporate in which he or any person connected with him is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise, if he and any persons connected with him do not to his knowledge hold an interest (as that term is used in sections 820 to 825 of the Act) representing one per cent. or more of either any class of the equity share capital of such body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate (any such interest being deemed for the purpose of this Article to be likely to give rise to a conflict with the interests of the Company in all circumstances);

(e)    a contract, arrangement, transaction or proposal for the benefit of employees of the Company or of any of its subsidiary undertakings which does not award him any privilege or benefit not generally accorded to the employees to whom the arrangement relates; and

(f)    a contract, arrangement, transaction or proposal concerning any insurance which the Company is empowered to purchase or maintain for, or for the benefit of, any directors of the Company or for persons who include directors of the Company.

161. The Company may by ordinary resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Articles prohibiting a director from voting at a meeting of the board or of a committee of the board.

Division of proposals	162. Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately. In such cases each of the directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment.

Decision of chairman final and conclusive	163. If a question arises at a meeting of the board or of a committee of the board as to the entitlement of a director to vote, the question may, before the conclusion of the meeting, be referred to the chairman of the meeting and his ruling in relation to any director other than himself shall be final and conclusive except in a case where the nature or extent of the interests of the director concerned have not been fairly disclosed. If any such question arises in respect of the chairman of the meeting, it shall be decided by resolution of the board (on which the chairman shall not vote) and such resolution will be final and conclusive except in a case where the nature and extent of the interests of the chairman have not been fairly disclosed.

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SECRETARY

Appointment and removal of secretary	164. Subject to the provisions of the Companies Acts, the secretary shall be appointed by the board for such term, at such remuneration and on such conditions as it may think fit. Any secretary so appointed may be removed by the board, but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

MINUTES

Minutes required to be kept	165. The board shall cause minutes to be recorded for the purpose of:
(a) all appointments of officers made by the board; and

(b)    all proceedings at meetings of the Company, the holders of any class of shares in the capital of the Company, the board and committees of the board, including the names of the directors present at each such meeting.

Conclusiveness of minutes	166. Any such minutes, if purporting to be authenticated by the chairman of the meeting to which they relate or of the next meeting, shall be sufficient evidence of the proceedings at the meeting without any further proof of the facts stated in them.

THE SEAL

Authority required for execution of deed	167. The seal shall only be used by the authority of a resolution of the board. The board may determine who shall sign any document executed under the seal. If they do not, it shall be signed by at least one director and the secretary or by at least two directors. Any document may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the document or by applying the seal or a facsimile of it by any other means to the document. A document executed, with the authority of a resolution of the board, in any manner permitted by section 44(2) of the Act and expressed (in whatever form of words) to be executed by the Company has the same effect as if executed under the seal.

Certificates for shares and debentures	168. The board may by resolution determine either generally or in any particular case that any certificate for shares or debentures or representing any other form of security may have any signature affixed to it by some mechanical or electronic means, or printed on it or, in the case of a certificate executed under the seal, need not bear any signature.

REGISTERS

Overseas and local registers	169. Subject to the provisions of the Companies Acts, the Company may keep an overseas or local or other register in any place, and the board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

Authentication and certification of copies and extracts	170. Any director or the secretary or any other person appointed by the board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

(a) any document comprising or affecting the constitution of the Company, whether in hard copy form or electronic form;

(b) any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the board or any committee of the board, whether in hard copy form or electronic form; and

(c) any book, record and document relating to the business of the Company, whether in hard copy form or electronic form (including without limitation the accounts).

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If certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the board or a committee of the board, whether in hard copy form or electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of proceedings at a duly constituted meeting.

DIVIDENDS

Declaration of dividends	171. Subject to the provisions of the Companies Acts, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the board.

Interim dividends	172. Subject to the provisions of the Companies Acts, the board may pay interim dividends if it appears to the board that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the board may:

(a)    pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividends as well as on shares which confer preferential rights with regard to dividends, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear; and

(b) pay at intervals settled by it any dividend payable at a fixed rate if it appears to the board that the profits available for distribution justify the payment.

If the board acts in good faith it shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

Declaration and payment in different currencies	173. Dividends may be declared and paid in any currency or currencies that the board shall determine. The board may also determine the exchange rate and the relevant date for determining the value of the dividend in any currency.

Apportionment of dividends	174. Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid; but no amount paid on a share in advance of the date on which a call is payable shall be treated for the purpose of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is allotted or issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly.

Dividends in specie	175. A general meeting declaring a dividend may, on the recommendation of the board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets, including without limitation paid up shares or debentures of another body corporate. The board may make any arrangements it thinks fit to settle any difficulty arising in connection with the distribution, including without limitation (a) the fixing of the value for distribution of any assets, (b) the payment of cash to any member on the basis of that value in order to adjust the rights of members, and (c) the vesting of any asset in a trustee.

Scrip dividends: authorising resolution	176. The board may, if authorised by an ordinary resolution of the Company (the Resolution), offer any holder of shares the right to elect to receive shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the board) of all or any dividend specified by the Resolution. The offer shall be on the terms and conditions and be made in the manner specified in Article 177 or, subject to those provisions, specified in the Resolution.

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Scrip dividends: procedures	177. The following provisions shall apply to the Resolution and any offer made pursuant to it and Article 176.

(a) The Resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period.

(b)    Each holder of shares shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder elects to forgo (each a new share). For this purpose, the value of each new share shall be:

(i)  equal to the average quotation for the Company’s ordinary shares, that is, the average of the middle market quotations for those shares on the New York Stock Exchange or other exchange or quotation service on which the Company’s shares are listed or quoted as derived from such source as the board may deem appropriate, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent business days; or

(ii) calculated in any other manner specified by the Resolution,

but shall never be less than the par value of the new share.

A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.

(c)    On or as soon as practicable after announcing that any dividend is to be declared or recommended, the board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the board decides to proceed with the offer, it shall notify the holders of shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be delivered in order to be effective.

(d)    The board shall not proceed with any election unless the board has sufficient authority to allot shares and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

(e)    The board may exclude from any offer any holders of shares where the board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

(f)    The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on shares in respect of which an election has been made (the elected shares) and instead such number of new shares shall be allotted to each holder of elected shares as is arrived at on the basis stated in paragraph (b) of this Article. For that purpose the board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund (including without limitation the profit and loss account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in paragraph (b) of this Article.

(g)    The new shares when allotted shall rank equally in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend.

(h)    No fraction of a share shall be allotted. The board may make such provision as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the

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application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

(i)    The board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article or otherwise in connection with any offer made pursuant to this Article and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters. Any agreement made under such authority shall be effective and binding on all concerned.

(j) The board may, at its discretion, amend, suspend or terminate any offer pursuant to this Article.

Permitted deductions and retentions	178. The board may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by him to the Company in respect of that share. Where a person is entitled by transmission to a share, the board may retain any dividend payable in respect of that share until that person (or that person’s transferee) becomes the holder of that share.

Procedure for payment to holders and others entitled	179. Any dividend or other moneys payable in respect of a share may be paid: (a) in cash; or
(b) by cheque or warrant made payable to or to the order of the holder or person entitled to payment; or

(c)    by any direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

(d) by any other method approved by the board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment.

Joint entitlement	180. If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

(a) pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for that payment; and

(b) for the purpose of Article 179, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

Payment by post	181. A cheque or warrant may be sent by post: (a) where a share is held by a sole holder, to the registered address of the holder of the share; or

(b) if two or more persons are the holders, to the registered address of the person who is first named in the register; or

(c) if a person is entitled by transmission to the share, as if it were a notice to be sent under Article 196; or

(d) in any case, to such person and to such address as the person entitled to payment may direct by notice to the Company.

Discharge to Company and risk	182. Payment of a cheque or warrant by the bank on which it was drawn or the transfer of funds by the bank instructed to make the transfer shall be a good discharge to the Company. Every cheque or warrant sent or transfer of funds made by the relevant bank or system in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any method used by the Company in accordance with Article 179.

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Interest not payable	183. No dividend or other moneys payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

Forfeiture of unclaimed dividends	184. Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, if the board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect of it. The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a member if those instruments have been returned undelivered, or left uncashed by that member, on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the member’s new address. The entitlement conferred on the Company by this Article in respect of any member shall cease if the member claims a dividend or cashes a dividend warrant or cheque.

CAPITALISATION OF PROFITS AND RESERVES

Power to capitalise

185.        The board may with the authority of an ordinary resolution of the Company:

(a)    subject to the provisions of this Article, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund, including without limitation the Company’s share premium account and capital redemption reserve, if any;

(b)    appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in the same proportions;

(c)    apply that sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up shares to be allotted to members credited as fully paid;

(d) allot the shares, debentures or other obligations credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other;

(e)    where shares or debentures become, or would otherwise become, distributable under this Article in fractions, make such provision as they think fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

(f) authorise any person to enter into an agreement with the Company on behalf of all the members concerned providing for either:

(i) the allotment to the members respectively, credited as fully paid, of any shares, debentures or other obligations to which they are entitled on the capitalisation; or

(ii)    the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under that authority shall be binding on all such members; and

(g) generally do all acts and things required to give effect to the ordinary resolution.

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RECORD DATES

Record dates for dividends etc.	186. Notwithstanding any other provision of these Articles, and subject to the Act, the Company or the board may:

(a)    fix any date as the record date for any dividend, distribution, allotment or issue, which may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made;

(b)    for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time by which a person must be entered on the register in order to have the right to attend or vote at the meeting; changes to the register after the time specified by virtue of this Article 186 shall be disregarded in determining the rights of any person to attend or vote at the meeting; and

(c)    for the purpose of sending notices of general meetings of the Company, or separate general meetings of the holders of any class of shares in the capital of the Company, under these Articles, determine that persons entitled to receive such notices are those persons entered on the register at the close of business on a day determined by the Company or the board, which day may not be more than 21 days before the day that notices of the meeting are sent.

ACCOUNTS

Rights to inspect records	187. No member shall (as such) have any right to inspect any accounting records or other book or document of the Company except as conferred by statute or authorised by the board or by ordinary resolution of the Company or order of a court of competent jurisdiction.

Sending of annual accounts	188. Subject to the Companies Acts, a copy of the Company’s annual accounts and reports for that financial year shall, at least 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the provisions of the Companies Acts, be sent to every member and to every holder of the Company’s debentures, and to every person who is entitled to receive notice of meetings from the Company under the provisions of the Companies Acts or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint holders. A copy need not be sent to a person for whom the Company does not have a current address.

Summary financial statements	189. Subject to the Companies Acts, the requirements of Article 188 shall be deemed satisfied in relation to any person by sending to the person, instead of such copies, a summary financial statement derived from the Company’s annual accounts and the directors’ report, which shall be in the form and containing the information prescribed by the Companies Acts and any regulations made under the Companies Acts.

COMMUNICATIONS

When notice required to be in writing	190. Any notice to be sent to or by any person pursuant to these Articles (other than a notice calling a meeting of the board) shall be in writing.

Methods of Company sending notice	191. Subject to Article 190 and unless otherwise provided by these Articles, the Company shall send or supply a document or information that is required or authorised to be sent or supplied to a member or any other person by the Company by a provision of the Companies Acts or pursuant to these Articles or to any other rules or regulations to which the Company may be subject in such form and by such means as it may in its absolute discretion determine provided that the provisions of the Act which apply to sending or supplying a document or information required or authorised to be sent or supplied by the Companies Acts shall, the necessary changes having been made, also apply to sending or supplying any document or information required or authorised to be sent by these Articles or any other rules or regulations to which the Company may be subject.

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Methods of member etc. sending document or information	192. Subject to Article 190 and unless otherwise provided by these Articles, a member or a person entitled by transmission to a share shall send a document or information pursuant to these Articles to the Company in such form and by such means as it may in its absolute discretion determine provided that:

(a)    the determined form and means are permitted by the Companies Acts for the purpose of sending or supplying a document or information of that type to a company pursuant to a provision of the Companies Acts; and

(b)    unless the board otherwise permits, any applicable condition or limitation specified in the Companies Acts, including without limitation as to the address to which the document or information may be sent, is satisfied.

Unless otherwise provided by these Articles or required by the board, such document or information shall be authenticated in the manner specified by the Companies Acts for authentication of a document or information sent in the relevant form.

Notice to joint holders	193. In the case of joint holders of a share any document or information shall be sent to the joint holder whose name stands first in the register in respect of the joint holding and any document or information so sent shall be deemed for all purposes sent to all the joint holders.

Deemed receipt of notice	194. A member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of shares in the capital of the Company shall be deemed to have been sent notice of the meeting and, where requisite, of the purposes for which it was called.

Terms and conditions for electronic communications	195. The board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means for the sending of notices, other documents and proxy appointments by the Company to members or persons entitled by transmission and by members or persons entitled by transmission to the Company.

Notice to persons entitled by transmission	196. A document or information may be sent or supplied by the Company to the person or persons entitled by transmission to a share by sending it in any manner the Company may choose authorised by these Articles for the sending of a document or information to a member, addressed to them by name, or by the title of representative of the deceased, or trustee of the bankrupt or by any similar description at the address (if any) as may be supplied for that purpose by or on behalf of the person or persons claiming to be so entitled. Until such an address has been supplied, a document or information may be sent in any manner in which it might have been sent if the death or bankruptcy or other event giving rise to the transmission had not occurred.

Transferees etc. bound by prior notice	197. Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the register, has been sent to a person from whom he derives his title.

Proof of sending/when notices etc. deemed sent by post	198. Proof that a document or information was properly addressed, prepaid and posted shall be conclusive evidence that the document or information was sent or supplied. A document or information sent by the Company to a member by post shall be deemed to have been received:

(a)    if sent by first class post or special delivery post from an address in the United Kingdom to another address in the United Kingdom, or by a postal service similar to first class post or special delivery post from an address in another country to another address in that other country, on the day following that on which the document or information was posted;

(b) in any other case, on the second day following that on which the document or information was posted.

When notices etc. deemed sent by hand	199. A document or information sent by the Company to a member by hand shall be deemed to have been received by the member when it is handed to the member or left at his registered address.

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Proof of sending/when notices etc. deemed sent by electronic means	200. Proof that a document or information sent or supplied by electronic means was properly addressed shall be conclusive evidence that the document or information was sent or supplied. A document or information sent or supplied by the Company to a member in electronic form shall be deemed to have been received by the member on the day following that on which the document or information was sent to the member. Such a document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has failed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such document or information by post to the member.

When notices etc. deemed sent by website	201. A document or information sent or supplied by the Company to a member by means of a website shall be deemed to have been received by the member:

(a) when the document or information was first made available on the website; or

(b)    if later, when the member is deemed by Article 198, 199 or 200 to have received notice of the fact that the document or information was available on the website. Such a document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has failed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such document or information by post to the member.

No entitlement to receive notice etc if Company has no current address	202. A member shall not be entitled to receive any document or information that is required or authorised to be sent or supplied to him by the Company by a provision of the Companies Acts or pursuant to these Articles or to any other rules or regulations to which the Company may be subject if documents or information sent or supplied to that member by post in accordance with the Articles have been returned undelivered to the Company:

(a) on at least two consecutive occasions; or

(b) on one occasion and reasonable enquiries have failed to establish the member’s address.

Without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general meeting.

A member to whom this Article applies shall become entitled to receive such documents or information when he has given the Company an address to which they may be sent or supplied.

DESTRUCTION OF DOCUMENTS

Power of Company to destroy documents

203.        The Company shall be entitled to destroy:

(a)    all instruments of transfer of shares which have been registered, and all other documents on the basis of which any entry is made in the register, at any time after the expiration of six years from the date of registration;

(b) all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address at any time after the expiration of two years from the date of recording;

(c) all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

(d) all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

(e) all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use; and

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(f)    all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded.

Presumption in relation to destroyed documents	204. It shall conclusively be presumed in favour of the Company that:
(a) every entry in the register purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 203 was duly and properly made;

(b) every instrument of transfer destroyed in accordance with Article 203 was a valid and effective instrument duly and properly registered;

(c) every share certificate destroyed in accordance with Article 203 was a valid and effective certificate duly and properly cancelled; and

(d) every other document destroyed in accordance with Article 203 was a valid and effective document in accordance with its recorded particulars in the books or records of the Company, but:

(e)    the provisions of this Article and Article 203 apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties) to which the document might be relevant;

(f)    nothing in this Article or Article 203 shall be construed as imposing on the Company any liability in respect of the destruction of any document earlier than the time specified in Article 203 or in any other circumstances which would not attach to the Company in the absence of this Article or Article 203; and

(g) any reference in this Article or Article 203 to the destruction of any document includes a reference to its disposal in any manner.

UNTRACED MEMBERS

Power to dispose of shares of untraced members

205.        The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a member or the shares to which a person is entitled by transmission if:

(a)    during the period of 12 years before the date of the publication of the advertisements referred to in paragraph (b) of this Article (or, if published on different dates, the first date) (the relevant period) at least three dividends in respect of the shares in question have been declared and all dividend warrants and cheques which have been sent in the manner authorised by these Articles in respect of the shares in question have remained uncashed;

(b)    the Company shall as soon as practicable after expiry of the relevant period have inserted advertisements both in a national daily newspaper and in a newspaper circulating in the area of the last known address of such member or other person giving notice of its intention to sell the shares; and

(c)    during the relevant period and the period of three months following the publication of the advertisements referred to in paragraph (b) of this Article (or, if published on different dates, the first date) the Company has received no indication either of the whereabouts or of the existence of such member or person.

Transfer on sale	206. To give effect to any sale pursuant to Article 205, the board may (a) authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer; or (b) where the shares are held in uncertificated form, do all acts and things it considers necessary and expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer.

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Effectiveness of transfer	207. An instrument of transfer executed by that person in accordance with Article 206 shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article 206(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

Proceeds of sale	208. The net proceeds of sale shall belong to the Company which shall be obliged to account to the former member or other person previously entitled for an amount equal to the proceeds. The Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. In relation to the debt, no trust is created and no interest is payable. The Company shall not be required to account for any money earned on the net proceeds of sale, which may be used in the Company’s business or invested in such a way as the board from time to time thinks fit.

WINDING UP

Liquidator may distribute in specie	209. If the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by the Insolvency Act 1986:

(a)    divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members;

(b) vest the whole or any part of the assets in trustees for the benefit of the members; and

(c) determine the scope and terms of those trusts,

but no member shall be compelled to accept any asset on which there is a liability.

Disposal of assets by liquidator	210. The power of sale of a liquidator shall include a power to sell wholly or partially for shares or debentures or other obligations of another body corporate, either then already constituted or about to be constituted for the purpose of carrying out the sale.

INDEMNITY

Indemnity to directors and officers	211. Subject to the provisions of the Companies Acts, but without prejudice to any indemnity to which the person concerned may otherwise be entitled, every director or other officer of the Company (other than any person (whether an officer or not) engaged by the Company as auditor) shall be indemnified out of the assets of the Company against any liability incurred by him for negligence, default, breach of duty or breach of trust in relation to the affairs of the Company, provided that this Article shall be deemed not to provide for, or entitle any such person to, indemnification to the extent that it would cause this Article, or any element of it, to be treated as void under the Act or otherwise under the Companies Acts.

DISPUTE RESOLUTION

Exclusive jurisdiction of English courts	212. The courts of England and Wales shall have exclusive jurisdiction to determine any and all disputes brought by a member in that member’s capacity as such against the Company and/or the board and/or any of the directors individually or collectively, arising out of or in connection with these Articles or any non-contractual obligations arising out of or in connection with these Articles.

Governing law	213. The governing law of these Articles is the law of England and these Articles shall be interpreted in accordance with English law.

For the purposes of Articles 212 and 213 director shall be read so as to include each and any director of the Company from time to time in his capacity as such or as an employee of the Company and shall include any former director of the Company.

C-40        2019 Aon Proxy Statement

Appendix D

FORM OF SHARE REPURCHASE CONTRACT

This agreement is made on                ,                , between:

Aon plc (“Aon”)

122 Leadenhall Street

London

EC3V 4AN

Registered No. 07876075

(the “Counterparty”)

It is agreed that the Counterparty will purchase on a principal basis interests in Class A Ordinary Shares of Aon, nominal (i.e. par) value $0.01 per share (the “Ordinary Shares”), for subsequent sale and delivery to Aon under the terms of this agreement as follows:

1.

Ordinary Shares will be purchased up to the quantity and purchase price level advised by telephone from an authorised person at Aon (the “Purchase Price”), such authorised person(s) to be notified in writing to the Counterparty by Aon from time to time (each an “Authorised Person”).

2.	Unless otherwise instructed, Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

a)

the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

b)	Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act, as may be amended or superseded from time to time; and

c)	Rule 10b-18(b)(3) of the Exchange Act, as may be amended or superseded from time to time.

3.

All purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, as may be amended or superseded from time to time, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b)(1) of the Exchange Act, as may be amended or superseded from time to time.

4.	Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS) or in over-the-counter (OTC) transactions.

5.	Before purchases commence under this Agreement, Aon will have officially disclosed the repurchase program to the public.

6.

Aon represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to Aon or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

7.	Daily purchase information will be provided to Aon by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

8.	Aon’s tax identification number is 98-1030901.

9.	Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between Aon and the Counterparty.

10.	Notices for the attention of Aon shall be sent to:

Corporate Treasurer

Aon plc

122 Leadenhall Street

London

EC3V 4AN

UK

2019 Aon Proxy Statement        D-1

With a copy to

Corporate Law Department

Aon Corporation

200 East Randolph Street, 8th Floor

Chicago, Illinois 60601

USA

Notices for the attention of the Counterparty shall be sent to the address notified in writing to Aon by the Counterparty.

11.

The Counterparty shall (including, without limitation, by liaising with Computershare Inc. (or its successor or assign) as transfer agent and registrar of Aon (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to Aon is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the depositary of the DTC System, Cede & Co.) and Aon receives the Ordinary Share in record form (an “Aon Record Share”).

12.

In accordance with Paragraph 11, Counterparty shall sell, and Aon shall purchase, such Aon Record Shares, and following such purchase and delivery, Aon shall be registered as the record holder of such Aon Record Shares, or such Aon Record Shares shall otherwise be cancelled. Aon shall be responsible for any stamp duty that is due in respect of the purchase of Aon Record Shares from Counterparty.

13.

Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Aon Record Shares to Aon in accordance with the terms of this letter.

14.

Aon will pay for any and all Aon Record Shares purchased by it in accordance with Paragraph 12 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Aon Record Shares. Any commission payable by Aon in respect of the delivery of Aon Record Shares shall be agreed in writing from time to time between Aon and the Counterparty, and shall be paid to the Counterparty by Aon on delivery of Aon Record Shares. The relevant bank account details of the Counterparty shall be notified to Aon by the Counterparty in writing from time to time.

15.	The Counterparty and Aon each acknowledge and agree that:

a)	Prior to an acquisition by Aon under Paragraph 12 hereof, Aon shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by Counterparty pursuant to this Agreement;

b)

Nothing in this letter is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c)

The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

Aon plc

By:	By:
Name:	Name:
Title:	Title:

16.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

D-2        2019 Aon Proxy Statement

Appendix E

Rule 10b5-1 Repurchase Plan

Repurchase Plan, dated                 , 20                 (the “Repurchase Plan”), between Aon plc (the “Corporation”) and                 (the “Counterparty”). Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.

WHEREAS, the Corporation desires to establish this Repurchase Plan to purchase its Class A Ordinary Shares, nominal value $0.01 per share (the “Ordinary Shares”); and

WHEREAS, the Corporation desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan;

NOW, THEREFORE, the Corporation and the Counterparty hereby agree as follows:

1.

Prior to the commencement of transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2.

During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a “Trading Day”) during the Trading Period on which the New York Stock Exchange (the “Exchange”) is open for trading the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000, using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day’s trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3.

The Counterparty shall (including without limitation, by liaising with Computershare Inc. (or its successor or assign) as transfer agent and registrar of the Corporation (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Corporation is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Corporation receives the Ordinary Share in record form (a “Record Share”).

4.

In accordance with Paragraph 3, the Counterparty shall sell, and the Corporation shall purchase all such Record Shares, and following such purchase and delivery, the Corporation shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Corporation shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Corporation in accordance with the terms of this letter.

5.

The Corporation will pay for any Record Shares purchased by it in accordance with Paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares. Any commission payable by the Corporation in respect of the delivery of Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by the Corporation on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be notified to the Corporation by the Counterparty in writing from time to time.

6.	The Repurchase Plan shall terminate upon the earliest of:

a.	the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

b.	the close of business on the last day of the Trading Period;

c.

the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by the Corporation by facsimile to                  , attention:                 or by e-mail to                 ;

d.

the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Corporation to authorize or commence any of the foregoing; and

2019 Aon Proxy Statement        E-1

e.

the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalization or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

7.

The Counterparty shall comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act, in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Corporation agrees not to take any action that would cause Purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

8.

The Corporation confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to the Corporation or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding the Corporation that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by the Corporation and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 6.

9.	If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

a.	a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

b.	trading of the Ordinary Shares on the Exchange is suspended for any reason; or

c.

the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Corporation (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18), the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10.

It is the intent of the Corporation and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.	The Repurchase Plan may be signed in counterparts, each of which will be an original.

12.

The Repurchase Plan and any attachment together constitute the entire agreement between the Corporation and the Counterparty and supersede any prior agreements or understandings regarding the Repurchase Plan.

13.	All notices given by the parties under this Repurchase Plan will be as follows:

a. If to the Counterparty:
Address:
Attention:	Fax no:
b. If to the Corporation: Aon plc, 122 Leadenhall Street, London, UK EC3V 4AN
Attention: Corporate Treasurer
Fax no:
With a copy, which shall not constitute notice, to:
Aon plc, 200 East Randolph Street, Chicago, IL 60601
Attention: Chief Counsel-Corporate,
Fax no: 312.381.6165.

E-2        2019 Aon Proxy Statement

14.	This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

15.

The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Corporation that occurs during the term of this Repurchase Plan.

16.

Except as otherwise set forth in this Repurchase Plan, the Corporation acknowledges and agrees that it does not have authority, influence or control over any Purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Corporation will not attempt to exercise any authority, influence or control over purchases. The Counterparty agrees not to seek advice from the Corporation with respect to the manner in which it executes purchases under this Repurchase Plan.

17.	The Counterparty and the Corporation each acknowledges and agrees that:

a.

Prior to an acquisition by the Corporation pursuant to Paragraph 4, the Corporation shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

b.

Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.

The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

Aon plc
By
Name:
Title:
Acknowledged and Agreed:
By
Name:
Title:

Exhibit A

The Counterparty and Corporation shall hereby agree that the following terms shall have the following meanings:

“Limit Price” shall mean a per share price of US$                .

“Maximum Amount” is the maximum purchase amount in a single trading day and shall mean US$                .

“Trading Period” shall mean the period commencing on                 and terminating at close of business on                .

“Total Repurchase Amount” is the maximum aggregate purchase amount in the Trading Period and shall mean US$                .

Commission paid under this Repurchase Plan shall equal $                 per Record Share sold to the Corporation.

2019 Aon Proxy Statement        E-3

Appendix F

Reconciliation of Non-GAAP Measures—Organic Revenue Growth

	Twelve Months Ended

($M)	December 31, 2018	December 31, 2017	% Change	Revenue Recognition	Less: Currency Impact	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth
Revenue
Commercial Risk Solutions	$4,652	$4,169	12%	—%	1%	—%	5%	6%
Reinsurance Solutions	1,563	1,429	9	(1)	2	1	—	7
Retirement Solutions	1,865	1,755	6	—	1	—	3	2
Health Solutions	1,596	1,515	5	(1)	—	—	1	5
Data & Analytic Services	1,105	1,140	(3)	—	—	—	(6)	3
Eliminations	(11)	(10)	N/A	N/A	N/A	N/A	N/A	N/A

Total	$10,770	$9,998	8%	0%	1%	0%	2%	5%

Reconciliation of Non-GAAP Measures - Free Cash  Flow

Free Cash Flow	December 31, 2018	December 31, 2017	% Change
Cash provided by continuing operating activities	$1,686	$669	152%
Capital expenditures used for continuing operations	(240)	(183)	31
Free cash flow provided by continuing operations	$1,446	$486	198%

Reconciliation of Non-GAAP Measures—Operating Margin

	December 31, 2018	December 31, 2017	December 31, 2016
Revenue	$10,770	$9,998	$9,409
Operating income from continuing operations—as reported	1,544	1,065	1,811
Amortization and impairment of intangible assets	593	704	157
Restructuring	485	497	—
Legacy litigation	75	—	—
Regulatory and compliance matters	—	28	—
Transaction costs	—	—	15

Operating income from continuing operations—As adjusted	$2,697	$2,294	$1,983

Operating margin from continuing operations—As reported	14.3%	10.7%	19.2%

Operating margin from continuing operations—As adjusted	25.0%	22.9%	21.1%

2019 Aon Proxy Statement        F-1

Reconciliation of Non-GAAP Measures—Diluted Earnings Per Share Diluted Earnings Per Share—As Adjusted

	December 31, 2018	December 31, 2017	December 31, 2016
Operating income from continuing operations—As adjusted	$2,697	$2,294	$1,983

Interest income	5	27	9
Interest expense	(278)	(282)	(282)
Other income (expense)—as adjusted	12	3	83

Income before income taxes from continuing operations—as adjusted	2,436	2,042	1,793
Income taxes	379	305	250

Net income from continuing operations—as adjusted	2,057	1,737	1,543
Less: Net income attributable to noncontrolling interests	40	37	34

Net income from continuing operations attributable to Aon shareholders—as adjusted	2,017	1,700	1,509
Net income (loss) from discontinued operations	(8)	56	271

Net income attributable to Aon shareholders—as adjusted	$2,009	$1,756	$1,780

Diluted earnings per share from continuing operations—As adjusted
Continuing operations	$8.16	$6.52	$5.58
Discontinued operations	(0.03)	0.22	1.01

Net income attributable to Aon shareholders	$8.13	$6.74	$6.59

Weighted average ordinary shares outstanding—diluted	247.0	260.7	270.3

Effective non-gaap tax rates
Continuing operations	15.6%	14.9%	13.9%
Discontinued operations	29.7%	11.7%	30.2%

F-2        2019 Aon Proxy Statement

Diluted Earnings per share—as reported

	December 31, 2018	December 31, 2017	December 31, 2016
Operating income from continuing operations—As Reported	$1,544	$1,065	$1,811

Interest income	5	27	9
Interest expense	(278)	(282)	(282)
Other income (expense)	(25)	(125)	(137)

Income before income taxes from continuing operations—as reported	1,246	685	1,401
Income taxes	146	250	148

Net income from continuing operations—as reported	1,100	435	1,253
Less: Net income attributable to noncontrolling interest	40	37	34

Net income from continuing operations attributable to Aon shareholders—as reported	1,060	398	1,219
Net income from discontinued operations	74	828	177

Net income attributable to Aon shareholders—as reported	$1,134	$1,226	$1,396

Basic earnings per share attributable to Aon Shareholders—As reported
Continuing operations	$4.32	$1.54	$4.55
Discontinued operations	0.30	3.20	0.66

Net income attributable to Aon shareholders	$4.62	$4.74	$5.21

Diluted earnings per share attributable to Aon shareholders—As reported
Continuing operations	$4.29	$1.53	$4.51
Discontinued operations	0.30	3.17	0.65

Net income attributable to Aon shareholders	$4.59	$4.70	$5.16

Weighted average ordinary shares outstanding—basic	245.2	258.5	268.1

Weighted average ordinary shares outstanding—diluted	247.0	260.7	270.3

Effective gaap tax rates
Continuing operations	11.7%	36.5%	10.6%
Discontinued operations	15949.3%	58.9%	34.0%

2019 Aon Proxy Statement        F-3

About Aon

Aon plc (NYSE:AON) is a leading global provider

of risk management, insurance brokerage and

reinsurance brokerage, and human resources

solutions. Aon unites to empower results for clients

in over 120 countries via innovative risk and people

solutions. For further information on our capabilities and

to learn how we empower results for clients,

please visit: http://aon.mediaroom.com.

Notice Of 2019 Annual General Meeting

of Shareholders and Proxy Statement

001CSN3C50

Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 5:00 p.m., London Time, 12:00 noon, New York Time, on June 20, 2019
Online Go to www.envisionreports.com/AON or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AON

Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 14.

1. Election of Directors:	+

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Jin-Yong Cai	☐	☐	☐	02 - Jeffrey C. Campbell	☐	☐	☐	03 - Gregory C. Case	☐	☐	☐
04 - Fulvio Conti	☐	☐	☐	05 - Cheryl A. Francis	☐	☐	☐	06 - Lester B. Knight	☐	☐	☐
07 - J. Michael Losh	☐	☐	☐	08 - Richard B. Mye(rs	☐	☐	☐	09 - Richard C. Notebaert	☐	☐	☐
10 - Gloria Santona	☐	☐	☐	11 - Carolyn Y. Woo	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Advisory vote to approve executive compensation	☐	☐	☐	3.	Advisory vote to approve directors' remuneration report	☐	☐	☐

4.	Receipt of Aon plc's annual report and accounts, together with the reports of the directors and auditors, for the year ended December 31, 2018	☐	☐	☐	5.	Ratify the appointment of Ernst & Young LLP as Aon plc's Independent Registered Public Accounting Firm	☐	☐	☐

6.	Reappoint Ernst & Young LLP as Aon plc's U.K. statutory auditor under the Companies Act of 2006	☐	☐	☐	7.	Authorize the Board of Directors to determine remuneration of Aon plc's U.K. statutory auditor	☐	☐	☐

8.	Approve the Amended and Restated Aon plc 2011 Incentive Compensation Plan	☐	☐	☐	9.	Approve a reduction of capital	☐	☐	☐

10.	Approve the new Articles of Association	☐	☐	☐	11.	Approve forms of share repurchase contracts and repurchase counterparties	☐	☐	☐

12.	Authorize the Board of Directors to exercise all powers of Aon plc to allot shares	☐	☐	☐	13.	Authorize the Board of Directors to allot equity securities for cash without rights of preemption	☐	☐	☐

14.	Authorize Aon plc and its subsidiaries to make political donations or expenditures	☐	☐	☐

⬛	+

030X9D

2019 Annual Meeting Admission Ticket

2019 Annual General Meeting of Aon plc Shareholders

June 21, 2019, 8:00 a.m. BST

8 Northumberland Avenue,

London WC2N 5BY, United Kingdom

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AON

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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AON plc	+

Notice of 2019 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – June 21, 2019

The Chairman or any Company Secretary, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Aon plc to be held on June 21, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-14.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

⬛	+